                                                                      Exhibit 99

                            Global Structured Finance

                              BoAMS 2004-G Group 1
                                    3-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $129,213,120.01
Loan Count: 257
Cut-off Date: 2004-07-01
Avg. Loan Balance: $502,774.79
Avg. Orig. Balance: $504,976.96
Accelerated Docs: 67.10%
W.A. FICO: 734
W.A. Orig. LTV: 71.51%
W.A. Cut-Off LTV: 71.28%
W.A. Gross Coupon: 4.645%
W.A. Net Coupon: 4.268%
W.A. Svcg Fee: 0.375%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 357 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 OLTV: 2.01%
% over 100 OLTV: 0.00%
% with PMI: 2.01%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.34%
W.A. MI Adjusted LTV: 70.81%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.61%

* FICO not available for 1 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
$250,001 - $350,000       2.40%
-------------------------------
$350,001 - $450,000      31.45
-------------------------------
$450,001 - $550,000      26.14
-------------------------------
$550,001 - $650,000      16.79
-------------------------------
$650,001 - $750,000      13.78
-------------------------------
$750,001 - $850,000       4.31
-------------------------------
$850,001 - $950,000       2.05
-------------------------------
$950,001 - $1,050,000     3.08
-------------------------------
Total:                  100.00%
-------------------------------

Average: $504,976.96
Lowest: $336,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
$250,001 - $350,000       2.91%
-------------------------------
$350,001 - $450,000      32.49
-------------------------------
$450,001 - $550,000      24.85
-------------------------------
$550,001 - $650,000      16.52
-------------------------------
$650,001 - $750,000      14.36
-------------------------------
$750,001 - $850,000       3.73
-------------------------------
$850,001 - $950,000       2.05
-------------------------------
$950,001 - $1,050,000     3.08
-------------------------------
Total:                  100.00%
-------------------------------

Average: $502,774.79
Lowest: $317,046.03
Highest: $998,741.85

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.501 - 3.750     3.82%
-----------------------
3.751 - 4.000     7.51
-----------------------
4.001 - 4.250     9.32
-----------------------
4.251 - 4.500    19.38
-----------------------
4.501 - 4.750    25.24
-----------------------
4.751 - 5.000    18.63
-----------------------

-----------------------
5.001 - 5.250    10.40
-----------------------
5.251 - 5.500     5.05
-----------------------
5.751 - 6.000     0.64
-----------------------
Total:          100.00%
-----------------------

W.A.: 4.645%
Lowest: 3.625%
Highest: 6.000%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.43%
----------------------
750 - 799       38.34
----------------------
700 - 749       33.75
----------------------
650 - 699       18.74
----------------------
600 - 649        4.34
----------------------
Not Scored       0.40
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 621
Highest: 822

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.99%
-----------------------
RMIC              0.76
-----------------------
GEMIC             0.35
-----------------------
PMIC              0.32
-----------------------
UGRIC             0.30
-----------------------
RGIC              0.29
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

--------------------------
Product Type       Percent
--------------------------
3/27 12 MO LIBOR    98.04%
--------------------------
3/12 12 MO LIBOR     1.04
--------------------------
3/17 12 MO LIBOR     0.54
--------------------------
3/22 12 MO LIBOR     0.37
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               51.81%
-----------------------------
Refinance-Rate/Term    28.58
-----------------------------
Refinance-Cashout      19.61
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      2.01%
------------------------------
Conventional w/o PMI    97.99
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              64.40%
-----------------------

-----------------------
PUD Detach       18.29
-----------------------
Condo            10.96
-----------------------
PUD Attach        2.68
-----------------------
2-Family          2.60
-----------------------
3-Family          0.71
-----------------------
Townhouse         0.35
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             89.58%
--------------------------
Secondary            9.17
--------------------------
Investor             1.25
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Rapid             46.35%
------------------------
Standard          32.90
------------------------
Reduced           18.19
------------------------
All Ready Home     2.56
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

------------------------
State            Percent
------------------------
California        65.04%
------------------------
Illinois           5.37
------------------------
Florida            5.21
------------------------
Massachusetts      3.40
------------------------
North Carolina     2.10
------------------------
Other             18.88
------------------------

------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    60.80%
-----------------------------
Southern California    39.20
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
94539        1.61%
------------------
94301        1.36
------------------
94550        1.34
------------------
95014        1.30
------------------
91030        1.18
------------------
Other       93.21
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.77%
-----------------------
20.01 - 25.00     0.55
-----------------------
30.01 - 35.00     1.37
-----------------------
35.01 - 40.00     0.92
-----------------------
40.01 - 45.00     1.63
-----------------------
45.01 - 50.00     3.28
-----------------------
50.01 - 55.00     2.09
-----------------------
55.01 - 60.00     4.66
-----------------------
60.01 - 65.00     5.82
-----------------------
65.01 - 70.00    13.61
-----------------------
70.01 - 75.00    13.03
-----------------------
75.01 - 80.00    50.26
-----------------------
80.01 - 85.00     0.32
-----------------------
85.01 - 90.00     0.74
-----------------------
90.01 - 95.00     0.96
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.51%
Lowest: 18.16%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.77%
-----------------------
20.01 - 25.00     0.55
-----------------------
30.01 - 35.00     1.37
-----------------------
35.01 - 40.00     0.92
-----------------------
40.01 - 45.00     2.14
-----------------------
45.01 - 50.00     3.28
-----------------------
50.01 - 55.00     2.09
-----------------------
55.01 - 60.00     4.66
-----------------------
60.01 - 65.00     5.57
-----------------------
65.01 - 70.00    13.61
-----------------------

-----------------------
70.01 - 75.00    13.03
-----------------------
75.01 - 80.00    50.00
-----------------------
80.01 - 85.00     0.32
-----------------------
85.01 - 90.00     0.74
-----------------------
90.01 - 95.00     0.96
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.28%
Lowest: 18.14%
Highest: 94.90%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
180               1.04%
-----------------------
240               0.54
-----------------------
300               0.37
-----------------------
360              98.04
-----------------------
Total:          100.00%
-----------------------

W.A.: 357.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

Cut-Off Remaining Term   Percent
--------------------------------
175 - 180                  1.04%
--------------------------------
235 - 240                  0.54
--------------------------------
295 - 300                  0.37
--------------------------------
355 - 360                 98.04
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 356.5 months
Lowest: 176 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  29.29%
-------------------------
1 - 6              70.71
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
9.001 - 10.000         11.33%
-----------------------------

-------------------------
10.001 - 11.000    72.57
-------------------------
11.001 - 12.000    16.09
-------------------------
Total:            100.00%
-------------------------

W.A.: 10.645%
Lowest: 9.625%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 35.2 months
Lowest: 32 months
Highest: 36 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-G Group 1
                                    3-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

-------------------------------------------------------------------------------------------------
                       Number      Aggregate       Percent      Average
                         of         Current       of Loans     Original     W.A.     Min.    W.A.
                      Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Original Balance       Loans        Balance        Balance      Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------------
250,001 - 350,000          9     $  3,103,501        2.40%      $345,311    4.376%   677     743
-------------------------------------------------------------------------------------------------
350,001 - 450,000        102       40,634,082       31.45        398,768    4.672    626     725
-------------------------------------------------------------------------------------------------
450,001 - 550,000         70       33,772,155       26.14        485,150    4.651    657     744
-------------------------------------------------------------------------------------------------
550,001 - 650,000         37       21,690,089       16.79        594,024    4.744    621     724
-------------------------------------------------------------------------------------------------
650,001 - 750,000         25       17,808,598       13.78        713,456    4.657    634     730
-------------------------------------------------------------------------------------------------
750,001 - 850,000          7        5,573,845        4.31        797,314    4.606    695     763
-------------------------------------------------------------------------------------------------
850,001 - 950,000          3        2,647,416        2.05        883,667    4.371    704     753
-------------------------------------------------------------------------------------------------
950,001 - 1,050,000        4        3,983,434        3.08        997,250    4.188    730     755
-------------------------------------------------------------------------------------------------
Total:                   257     $129,213,120      100.00%      $504,977    4.645%   621     734
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Original Balance      Score     LTV         LTV       LTV       Maturity    Age
-------------------------------------------------------------------------------
250,001 - 350,000      774      53.38%     72.52%     80.00%      359        1
-------------------------------------------------------------------------------
350,001 - 450,000      810      43.97      74.17      95.00       359        1
-------------------------------------------------------------------------------
450,001 - 550,000      815      32.80      72.06      95.00       358        1
-------------------------------------------------------------------------------
550,001 - 650,000      809      34.09      72.48      89.15       354        1
-------------------------------------------------------------------------------
650,001 - 750,000      822      22.46      68.14      80.00       347        1
-------------------------------------------------------------------------------
750,001 - 850,000      783      48.82      69.42      80.00       359        1
-------------------------------------------------------------------------------
850,001 - 950,000      798      55.94      71.88      80.00       359        1
-------------------------------------------------------------------------------
950,001 - 1,050,000    785      18.16      51.28      80.00       359        1
-------------------------------------------------------------------------------
Total:                 822      18.16%     71.51%     95.00%      356        1
-------------------------------------------------------------------------------

Average: $504,976.96
Lowest: $336,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
                Mortgage    Principal     Principal   Principal    Gross    FICO    FICO
Gross Coupon     Loans        Balance      Balance      Balance   Coupon   Score   Score
----------------------------------------------------------------------------------------
3.501 - 3.625        2     $  1,241,188       0.96%    $621,900    3.625%   765     766
----------------------------------------------------------------------------------------
3.626 - 3.750        6        3,699,691       2.86      617,667    3.750    672     739
----------------------------------------------------------------------------------------
3.751 - 3.875        8        4,639,608       3.59      581,475    3.875    634     717
----------------------------------------------------------------------------------------
3.876 - 4.000       11        5,060,634       3.92      461,684    4.000    700     744
----------------------------------------------------------------------------------------
4.001 - 4.125       10        4,520,031       3.50      467,915    4.125    668     738
----------------------------------------------------------------------------------------
4.126 - 4.250       14        7,526,445       5.82      538,630    4.250    670     737
----------------------------------------------------------------------------------------
4.251 - 4.375       17        8,272,950       6.40      487,378    4.375    652     736
----------------------------------------------------------------------------------------
4.376 - 4.500       35       16,765,258      12.97      479,702    4.500    645     738
----------------------------------------------------------------------------------------
4.501 - 4.625       27       13,585,560      10.51      503,597    4.625    628     740
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------
3.501 - 3.625    767      62.64%     73.71%     80.00%      359        1
-------------------------------------------------------------------------
3.626 - 3.750    783      48.82      65.37      80.00       359        1
-------------------------------------------------------------------------
3.751 - 3.875    764      34.05      68.34      80.00       331        1
-------------------------------------------------------------------------
3.876 - 4.000    809      32.80      69.29      80.00       336        2
-------------------------------------------------------------------------
4.001 - 4.125    805      45.98      72.40      80.00       359        1
-------------------------------------------------------------------------
4.126 - 4.250    795      18.16      66.67      80.00       359        1
-------------------------------------------------------------------------
4.251 - 4.375    791      22.46      69.99      80.00       359        1
-------------------------------------------------------------------------
4.376 - 4.500    803      41.67      71.27      80.00       357        1
-------------------------------------------------------------------------
4.501 - 4.625    800      37.84      71.53      89.15       359        1
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------
4.626 - 4.750       35       19,027,091      14.73      544,068    4.750    657     743
----------------------------------------------------------------------------------------
4.751 - 4.875       33       16,239,093      12.57      492,573    4.875    642     734
----------------------------------------------------------------------------------------
4.876 - 5.000       17        7,839,340       6.07      476,695    5.000    633     721
----------------------------------------------------------------------------------------
5.001 - 5.125       17        7,932,883       6.14      466,900    5.125    621     716
----------------------------------------------------------------------------------------
5.126 - 5.250       11        5,508,280       4.26      500,930    5.250    681     735
----------------------------------------------------------------------------------------
5.251 - 5.375       10        4,963,547       3.84      496,525    5.375    626     713
----------------------------------------------------------------------------------------
5.376 - 5.500        3        1,567,343       1.21      522,667    5.500    670     723
----------------------------------------------------------------------------------------
5.876 - 6.000        1          824,179       0.64      825,000    6.000    695     695
----------------------------------------------------------------------------------------
Total:             257     $129,213,120     100.00%    $504,977    4.645%   621     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
4.626 - 4.750    822      34.09      69.32      85.00       359        1
-------------------------------------------------------------------------
4.751 - 4.875    814      45.04      72.22      95.00       359        1
-------------------------------------------------------------------------
4.876 - 5.000    805      55.93      76.37      80.00       360        0
-------------------------------------------------------------------------
5.001 - 5.125    789      57.14      75.32      95.00       349        0
-------------------------------------------------------------------------
5.126 - 5.250    815      72.90      78.72      80.00       360        0
-------------------------------------------------------------------------
5.251 - 5.375    774      53.38      76.05      94.90       360        0
-------------------------------------------------------------------------
5.376 - 5.500    782      64.55      70.70      75.00       360        0
-------------------------------------------------------------------------
5.876 - 6.000    695      65.32      65.32      65.32       359        1
-------------------------------------------------------------------------
Total:           822      18.16%     71.51%     95.00%      356        1
-------------------------------------------------------------------------

W.A.: 4.645%
Lowest: 3.625%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------
              Number      Aggregate      Percent       Average
                of         Current      of Loans       Original    W.A.     Min.    W.A.
Credit       Mortgage     Principal    by Principal   Principal    Gross    FICO    FICO
Score          Loans       Balance        Balance      Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
800 - 824        12     $  5,720,919        4.43%      $477,988    4.687%    800    809
----------------------------------------------------------------------------------------
775 - 799        42       22,295,875       17.26        531,388    4.624     775    786
----------------------------------------------------------------------------------------
750 - 774        54       27,247,296       21.09        512,710    4.606     750    762
----------------------------------------------------------------------------------------
725 - 749        47       23,621,618       18.28        503,280    4.507     725    736
----------------------------------------------------------------------------------------
700 - 724        41       19,992,799       15.47        488,150    4.703     700    710
----------------------------------------------------------------------------------------
675 - 699        31       16,711,283       12.93        539,514    4.834     675    685
----------------------------------------------------------------------------------------
650 - 674        17        7,497,087        5.80        441,753    4.590     650    664
----------------------------------------------------------------------------------------
625 - 649        11        4,993,215        3.86        454,705    4.798     626    638
----------------------------------------------------------------------------------------
600 - 624         1          612,500        0.47        612,500    5.125     621    621
----------------------------------------------------------------------------------------
Not Scored        1          520,529        0.40        521,280    4.000   *****      0
----------------------------------------------------------------------------------------
Total:          257     $129,213,120      100.00%      $504,977    4.645%    621    734
----------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                        W.A.
              Max.     Min.       W.A.       Max.     Remaining   W.A.
Credit        FICO   Original   Original   Original    Term to    Loan
Score        Score     LTV         LTV       LTV       Maturity   Age
----------------------------------------------------------------------
800 - 824     822      54.97%     75.63%     95.00%      339        1
----------------------------------------------------------------------
775 - 799     799      37.84      70.51      80.00       359        1
----------------------------------------------------------------------
750 - 774     774      18.16      70.78      80.00       359        1
----------------------------------------------------------------------
725 - 749     747      34.09      71.03      95.00       359        1
----------------------------------------------------------------------
700 - 724     722      32.80      73.32      80.00       359        1
----------------------------------------------------------------------
675 - 699     698      22.46      71.04      94.90       354        1
----------------------------------------------------------------------
650 - 674     672      61.46      76.43      90.00       355        1
----------------------------------------------------------------------
625 - 649     645      34.05      64.47      80.00       334        1
----------------------------------------------------------------------
600 - 624     621      70.00      70.00      70.00       360        0
----------------------------------------------------------------------
Not Scored      0      72.00      72.00      72.00       359        1
----------------------------------------------------------------------
Total:        822      18.16%     71.51%     95.00%      356        1
----------------------------------------------------------------------

W.A.: 734
Lowest: 621
Highest: 822

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------------------------------------------------
                                 Percent
         Number     Aggregate    of Loans   Average                                                                 W.A.
           of        Current       by       Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
        Mortgage    Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Index     Loans      Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
--------------------------------------------------------------------------------------------------------------------------------
12ML       257    $129,213,120   100.00%    $504,977  4.645%   621    734    822    18.16%    71.51%    95.00%      356       1
--------------------------------------------------------------------------------------------------------------------------------
Total:     257    $129,213,120   100.00%    $504,977  4.645%   621    734    822    18.16%    71.51%    95.00%      356       1
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------
                                              Percent
                      Number     Aggregate    of Loans   Average
                        of        Current       by       Original   W.A.    Min.   W.A.
                     Mortgage    Principal   Principal  Principal   Gross   FICO   FICO
Loan Purpose           Loans      Balance     Balance    Balance   Coupon  Score  Score
---------------------------------------------------------------------------------------
Purchase                130    $ 66,941,280    51.81%    $517,534  4.642%   644    739
---------------------------------------------------------------------------------------
Refinance-Rate/Term      73      36,929,093    28.58      506,571  4.553    626    730
---------------------------------------------------------------------------------------
Refinance-Cashout        54      25,342,748    19.61      472,592  4.789    621    728
---------------------------------------------------------------------------------------
Total:                  257    $129,213,120   100.00%    $504,977  4.645%   621    734
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                             W.A.
                      Max.    Min.      W.A.      Max.    Remaining  W.A.
                      FICO  Original  Original  Original   Term to   Loan
Loan Purpose         Score     LTV       LTV       LTV     Maturity   Age
-------------------------------------------------------------------------
Purchase              822    41.67%    77.38%    95.00%      356       1
-------------------------------------------------------------------------
Refinance-Rate/Term   801    18.16     62.86     94.90       358       1
-------------------------------------------------------------------------
Refinance-Cashout     806    34.05     68.60     80.00       354       1
-------------------------------------------------------------------------
Total:                822    18.16%    71.51%    95.00%      356       1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

------------------------------------------------------------------------------
                                     Percent
             Number     Aggregate    of Loans   Average
               of        Current       by       Original   W.A.    Min.   W.A.
Property    Mortgage    Principal   Principal  Principal   Gross   FICO   FICO
Type          Loans      Balance     Balance    Balance   Coupon  Score  Score
------------------------------------------------------------------------------
SFR            162    $ 83,215,092    64.40%    $515,241  4.611%   621    735
------------------------------------------------------------------------------
PUD Detach      49      23,633,926    18.29      488,111  4.760    633    729
------------------------------------------------------------------------------
Condo           29      14,163,711    10.96      489,126  4.535    665    731
------------------------------------------------------------------------------
PUD Attach       8       3,463,498     2.68      433,305  4.761    670    751
------------------------------------------------------------------------------
2-Family         6       3,361,637     2.60      560,833  4.863    693    742
------------------------------------------------------------------------------
3-Family         2         919,331     0.71      459,975  5.250    725    741
------------------------------------------------------------------------------
Townhouse        1         455,926     0.35      456,500  4.750    731    731
------------------------------------------------------------------------------
Total:         257    $129,213,120   100.00%    $504,977  4.645%   621    734
------------------------------------------------------------------------------

----------------------------------------------------------------
                                                    W.A.
             Max.    Min.      W.A.      Max.    Remaining  W.A.
Property     FICO  Original  Original  Original   Term to   Loan
Type        Score     LTV       LTV       LTV     Maturity   Age
----------------------------------------------------------------
SFR          814    18.16%    69.66%    95.00%      356       1
----------------------------------------------------------------
PUD Detach   822    34.09     73.02     90.00       355       1
----------------------------------------------------------------
Condo        795    50.47     77.38     80.00       359       1
----------------------------------------------------------------
PUD Attach   791    73.50     78.56     80.00       359       1
----------------------------------------------------------------
2-Family     800    56.98     72.03     80.00       359       1
----------------------------------------------------------------
3-Family     752    79.99     80.00     80.00       359       1
----------------------------------------------------------------
Townhouse    731    72.46     72.46     72.46       359       1
----------------------------------------------------------------
Total:       822    18.16%    71.51%    95.00%      356       1
----------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-----------------------------------------------------------------------------------------------------------------------------------
                                    Percent
            Number     Aggregate    of Loans   Average                                                                 W.A.
              of        Current       by       Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
Occupancy  Mortgage    Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Status       Loans      Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
-----------------------------------------------------------------------------------------------------------------------------------
Primary       231    $115,748,261    89.58%    $503,444  4.663%   621    733    814    18.16%    70.99%    95.00%      356       1
-----------------------------------------------------------------------------------------------------------------------------------
Secondary      23      11,855,255     9.17      516,200  4.439    645    748    822    62.64     76.29     80.00       359       1
-----------------------------------------------------------------------------------------------------------------------------------
Investor        3       1,609,605     1.25      537,000  4.885    680    729    815    71.43     73.23     75.00       359       1
-----------------------------------------------------------------------------------------------------------------------------------
Total:        257    $129,213,120   100.00%    $504,977  4.645%   621    734    822    18.16%    71.51%    95.00%      356       1
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

---------------------------------------------------------------------------------
                                               Percent
                       Number     Aggregate    of Loans   Average
                         of        Current        by      Original   W.A.    Min.
Geographic            Mortgage    Principal   Principal  Principal   Gross   FICO
Distribution            Loans      Balance     Balance    Balance   Coupon  Score
---------------------------------------------------------------------------------
California               162    $ 84,038,031    65.04%    $521,925  4.728%   621
---------------------------------------------------------------------------------
Illinois                  14       6,940,341     5.37      496,291  4.347    689
---------------------------------------------------------------------------------
Florida                   13       6,731,394     5.21      518,759  4.307    667
---------------------------------------------------------------------------------
Massachusetts              9       4,387,381     3.40      488,028  4.638    643
---------------------------------------------------------------------------------
North Carolina             6       2,714,195     2.10      452,783  4.439    657
---------------------------------------------------------------------------------
Colorado                   6       2,596,473     2.01      433,542  4.494    645
---------------------------------------------------------------------------------
Arizona                    5       2,466,536     1.91      493,830  4.859    626
---------------------------------------------------------------------------------
Washington                 5       2,349,906     1.82      470,220  4.786    700
---------------------------------------------------------------------------------
Virginia                   5       2,006,532     1.55      401,630  4.820    684
---------------------------------------------------------------------------------
District of Columbia       3       1,542,255     1.19      514,767  4.472    693
---------------------------------------------------------------------------------
Maryland                   4       1,484,300     1.15      371,330  4.592    696
---------------------------------------------------------------------------------
Wisconsin                  2       1,334,318     1.03      668,400  3.875    731
---------------------------------------------------------------------------------
Oregon                     2       1,294,137     1.00      647,500  5.071    768
---------------------------------------------------------------------------------
South Carolina             3       1,203,456     0.93      401,310  4.559    709
---------------------------------------------------------------------------------
Missouri                   2         938,676     0.73      470,000  4.130    700
---------------------------------------------------------------------------------
New York                   2         870,424     0.67      435,500  4.271    774
---------------------------------------------------------------------------------
Nevada                     2         820,541     0.64      410,850  4.675    645
---------------------------------------------------------------------------------
New Jersey                 1         791,579     0.61      792,800  3.625    767
---------------------------------------------------------------------------------
Hawaii                     1         649,379     0.50      649,379  4.750    677
---------------------------------------------------------------------------------
Rhode Island               1         500,000     0.39      500,000  4.750    687
---------------------------------------------------------------------------------
Other                      9       3,553,267     2.75      395,172  4.545    633
---------------------------------------------------------------------------------
Total:                   257    $129,213,120   100.00%    $504,977  4.645%   621
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                     W.A.
                       W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
Geographic             FICO   FICO  Original  Original  Original   Term to   Loan
Distribution          Score  Score     LTV       LTV      LTV      Maturity   Age
---------------------------------------------------------------------------------
California             736    822    18.16%    71.05%    89.15%      355       1
---------------------------------------------------------------------------------
Illinois               736    783    54.00     70.15     94.90       359       1
---------------------------------------------------------------------------------
Florida                735    803    43.97     73.37     80.00       359       1
---------------------------------------------------------------------------------
Massachusetts          723    805    41.67     64.87     95.00       359       1
---------------------------------------------------------------------------------
North Carolina         749    806    68.96     74.53     80.00       349       1
---------------------------------------------------------------------------------
Colorado               715    779    45.98     64.60     74.74       359       1
---------------------------------------------------------------------------------
Arizona                688    741    53.38     67.97     80.00       359       1
---------------------------------------------------------------------------------
Washington             745    781    70.00     77.69     80.00       360       0
---------------------------------------------------------------------------------
Virginia               744    796    68.15     74.71     80.00       359       1
---------------------------------------------------------------------------------
District of Columbia   729    754    75.00     75.71     76.92       359       1
---------------------------------------------------------------------------------
Maryland               726    769    53.38     73.79     80.00       360       0
---------------------------------------------------------------------------------
Wisconsin              735    736    58.24     63.88     80.00       359       1
---------------------------------------------------------------------------------
Oregon                 781    797    70.00     72.02     74.67       359       1
---------------------------------------------------------------------------------
South Carolina         733    762    80.00     80.00     80.00       360       0
---------------------------------------------------------------------------------
Missouri               731    764    80.00     80.00     80.00       359       1
---------------------------------------------------------------------------------
New York               785    797    79.97     79.98     80.00       360       0
---------------------------------------------------------------------------------
Nevada                 654    665    80.00     84.66     90.00       359       1
---------------------------------------------------------------------------------
New Jersey             767    767    80.00     80.00     80.00       359       1
---------------------------------------------------------------------------------
Hawaii                 677    677    75.00     75.00     75.00       360       0
---------------------------------------------------------------------------------
Rhode Island           687    687    68.49     68.49     68.49       360       0
---------------------------------------------------------------------------------
Other                  732    814    56.92     76.38     95.00       359       1
---------------------------------------------------------------------------------
Total:                 734    822    18.16%    71.51%    95.00%      356       1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

--------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.
County          Mortgage     Principal    Principal   Principal    Gross    FICO
Distribution      Loans       Balance      Balance     Balance    Coupon   Score
--------------------------------------------------------------------------------
Santa Clara         31     $ 15,783,155     12.21%     $509,733   4.676%    642
--------------------------------------------------------------------------------
Los Angeles         24       13,253,141     10.26       552,856   4.796     621
--------------------------------------------------------------------------------
Alameda             17        8,613,156      6.67       522,484   4.737     690
--------------------------------------------------------------------------------
Orange              15        7,067,651      5.47       471,885   4.671     634
--------------------------------------------------------------------------------
San Mateo           13        6,749,013      5.22       519,662   4.819     672
--------------------------------------------------------------------------------
San Diego           12        5,945,421      4.60       509,200   4.632     628
--------------------------------------------------------------------------------
Contra Costa        10        5,624,922      4.35       563,308   4.500     671
--------------------------------------------------------------------------------
Riverside            8        3,995,876      3.09       499,867   4.922     686
--------------------------------------------------------------------------------
San Francisco        7        3,849,536      2.98       550,429   4.864     680
--------------------------------------------------------------------------------
Lake                 5        2,718,079      2.10       544,170   4.195     689
--------------------------------------------------------------------------------
Other              115       55,613,170     43.04       484,143   4.566     626
--------------------------------------------------------------------------------
Total:             257     $129,213,120    100.00%     $504,977   4.645%    621
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                   W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
County           FICO    FICO   Original   Original   Original    Term to    Loan
Distribution    Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
Santa Clara      738     794     18.16%     67.60%     80.00%       359        1
---------------------------------------------------------------------------------
Los Angeles      709     786     22.46      70.78      89.15        359        1
---------------------------------------------------------------------------------
Alameda          746     788     40.94      70.98      80.00        359        1
---------------------------------------------------------------------------------
Orange           725     795     34.05      68.19      80.00        341        1
---------------------------------------------------------------------------------
San Mateo        737     815     50.00      72.51      80.00        359        1
---------------------------------------------------------------------------------
San Diego        754     809     62.58      74.27      80.00        340        1
---------------------------------------------------------------------------------
Contra Costa     752     801     48.00      67.23      80.00        359        1
---------------------------------------------------------------------------------
Riverside        737     810     74.74      79.07      80.00        338        1
---------------------------------------------------------------------------------
San Francisco    749     814     56.98      74.80      80.00        359        1
---------------------------------------------------------------------------------
Lake             746     781     55.94      68.76      94.90        359        1
---------------------------------------------------------------------------------
Other            732     822     37.84      72.67      95.00        359        1
---------------------------------------------------------------------------------
Total:           734     822     18.16%     71.51%     95.00%       356        1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

-------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average
                   of        Current         by       Original    W.A.     Min.
Original        Mortgage    Principal    Principal   Principal    Gross    FICO
LTV               Loans      Balance      Balance     Balance    Coupon   Score
-------------------------------------------------------------------------------
15.01 - 20.00        1     $   997,624      0.77%     $999,000   4.250%    767
-------------------------------------------------------------------------------
20.01 - 25.00        1         704,223      0.55       707,500   4.375     693
-------------------------------------------------------------------------------
30.01 - 35.00        3       1,770,668      1.37       592,658   4.191     634
-------------------------------------------------------------------------------
35.01 - 40.00        2       1,193,099      0.92       597,000   4.677     776
-------------------------------------------------------------------------------
40.01 - 45.00        4       2,111,221      1.63       528,566   4.471     675
-------------------------------------------------------------------------------
45.01 - 50.00        7       4,237,938      3.28       605,857   4.541     643
-------------------------------------------------------------------------------
50.01 - 55.00        6       2,698,538      2.09       450,333   4.723     698
-------------------------------------------------------------------------------
55.01 - 60.00       11       6,025,689      4.66       548,864   4.438     635
-------------------------------------------------------------------------------
60.01 - 65.00       15       7,514,082      5.82       511,660   4.603     650
-------------------------------------------------------------------------------
65.01 - 70.00       33      17,584,166     13.61       533,345   4.738     621
-------------------------------------------------------------------------------
70.01 - 75.00       35      16,833,205     13.03       481,799   4.708     626
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                 W.A.    Max.     Min.       W.A.       Max.     Remaining   W.A.
Original         FICO    FICO   Original   Original   Original    Term to    Loan
LTV             Score   Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
15.01 - 20.00    767     767     18.16%     18.16%     18.16%       359        1
---------------------------------------------------------------------------------
20.01 - 25.00    693     693     22.46      22.46      22.46        359        1
---------------------------------------------------------------------------------
30.01 - 35.00    687     742     32.80      33.72      34.09        287        1
---------------------------------------------------------------------------------
35.01 - 40.00    780     786     37.84      38.34      39.05        359        1
---------------------------------------------------------------------------------
40.01 - 45.00    730     779     40.94      42.73      44.89        359        1
---------------------------------------------------------------------------------
45.01 - 50.00    749     797     45.04      47.82      50.00        359        1
---------------------------------------------------------------------------------
50.01 - 55.00    737     801     50.47      53.57      54.97        359        1
---------------------------------------------------------------------------------
55.01 - 60.00    735     774     55.93      57.41      60.00        359        1
---------------------------------------------------------------------------------
60.01 - 65.00    737     782     60.19      62.89      65.00        359        1
---------------------------------------------------------------------------------
65.01 - 70.00    732     822     65.15      68.33      70.00        358        1
---------------------------------------------------------------------------------
70.01 - 75.00    725     815     70.18      73.44      75.00        352        1
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
75.01 - 80.00      133       64,942,220     50.26      490,719   4.648     633
--------------------------------------------------------------------------------
80.01 - 85.00        1          407,487      0.32      408,000   4.750     657
--------------------------------------------------------------------------------
85.01 - 90.00        2          957,500      0.74      478,750   4.725     665
--------------------------------------------------------------------------------
90.01 - 95.00        3        1,235,460      0.96      412,167   5.109     689
--------------------------------------------------------------------------------
Total:             257     $129,213,120    100.00%    $504,977   4.645%    621
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
75.01 - 80.00    737     814     75.24      79.59      80.00        358        1
---------------------------------------------------------------------------------
80.01 - 85.00    657     657     85.00      85.00      85.00        359        1
---------------------------------------------------------------------------------
85.01 - 90.00    674     680     89.15      89.49      90.00        360        0
---------------------------------------------------------------------------------
90.01 - 95.00    749     814     94.90      94.97      95.00        359        1
---------------------------------------------------------------------------------
Total:           734     822     18.16%     71.51%     95.00%       356        1
---------------------------------------------------------------------------------

W.A.: 71.51%
Lowest: 18.16%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------------
                                   Percent
           Number     Aggregate    of Loans   Average                                                                 W.A.
             of        Current        by      Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
Original  Mortgage    Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
LTV         Loans      Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
180            2      $1,348,502     1.04%    $682,500  3.934%   634    717    809    34.05%    51.77%    71.43%      177       3
----------------------------------------------------------------------------------------------------------------------------------
240            1         700,000     0.54      700,000  5.125    686    686    686    80.00     80.00     80.00       240       0
----------------------------------------------------------------------------------------------------------------------------------
300            1         481,827     0.37      482,700  4.500    657    657    657    68.96     68.96     68.96       299       1
----------------------------------------------------------------------------------------------------------------------------------
360          253     126,682,791    98.04      502,891  4.651    621    735    822    18.16     71.68     95.00       359       1
----------------------------------------------------------------------------------------------------------------------------------
Total:       257    $129,213,120   100.00%    $504,977  4.645%   621    734    822    18.16%    71.51%    95.00%      356       1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.2 months
Lowest: 180 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the

Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-G Group 2
                                 Jumbo 5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $631,543,065.69
Loan Count: 1,175
Cut-off Date: 2004-07-01
Avg. Loan Balance: $537,483.46
Avg. Orig. Balance: $538,479.68
Accelerated Docs: 55.15%
W.A. FICO: 734
W.A. Orig. LTV: 70.88%
W.A. Cut-Off LTV: 70.78%
W.A. Gross Coupon: 5.046%
W.A. Net Coupon: 4.794%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 357 months
W.A. Age: 1 months
% over 80 COLTV: 2.81%
% over 100 COLTV: 0.00%
% with PMI: 2.81%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.04%
W.A. MI Adjusted LTV: 70.15%
% Second Lien: 0.00%
% with Prepay Penalty: 0.65%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.94%

* FICO not available for 5 loans, or 0.6% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

---------------------------------
Original Balance          Percent
---------------------------------
$250,001 - $350,000         3.52%
---------------------------------
$350,001 - $450,000        27.39
---------------------------------
$450,001 - $550,000        22.76
---------------------------------
$550,001 - $650,000        14.99
---------------------------------
$650,001 - $750,000         9.27
---------------------------------
$750,001 - $850,000         5.55
---------------------------------
$850,001 - $950,000         5.68
---------------------------------
$950,001 - $1,050,000       5.03
---------------------------------
$1,050,001 - $1,150,000     1.22
---------------------------------

---------------------------------
$1,150,001 - $1,250,000     1.54
---------------------------------
over $1,250,001             3.06
---------------------------------
Total:                    100.00%
---------------------------------

Average: $538,479.68
Lowest: $333,800.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
$250,001 - $350,000         3.63%
---------------------------------
$350,001 - $450,000        27.40
---------------------------------
$450,001 - $550,000        22.83
---------------------------------
$550,001 - $650,000        14.80
---------------------------------
$650,001 - $750,000         9.27
---------------------------------
$750,001 - $850,000         5.55
---------------------------------
$850,001 - $950,000         5.68
---------------------------------
$950,001 - $1,050,000       5.19
---------------------------------
$1,050,001 - $1,150,000     1.22
---------------------------------
$1,150,001 - $1,250,000     1.54
---------------------------------
>= $1,250,001               2.90
---------------------------------
Total:                    100.00%
---------------------------------

Average: $537,483.46
Lowest: $328,400.05
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------

---------------------------
N                    99.57%
---------------------------
Y                     0.43
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Coupon

-----------------------
Coupon          Percent
-----------------------
2.751 - 3.000     0.14%
-----------------------
3.251 - 3.500     0.23
-----------------------
3.501 - 3.750     0.86
-----------------------
3.751 - 4.000     2.31
-----------------------
4.001 - 4.250     5.57
-----------------------
4.251 - 4.500     8.82
-----------------------
4.501 - 4.750    10.08
-----------------------
4.751 - 5.000    19.52
-----------------------
5.001 - 5.250    22.12
-----------------------
5.251 - 5.500    17.79
-----------------------
5.501 - 5.750     8.61
-----------------------
5.751 - 6.000     2.94
-----------------------
6.001 - 6.250     0.20
-----------------------
6.251 - 6.500     0.07
-----------------------
6.501 - 6.750     0.32
-----------------------
6.751 - 7.000     0.44
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.046%
Lowest: 3.000%
Highest: 6.875%

--------------------------------------------------------------------------------

7. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.05%
----------------------
750 - 799       39.93
----------------------
700 - 749       33.12
----------------------
650 - 699       18.28
----------------------

----------------------
600 - 649        5.03
----------------------
Not Scored       0.59
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 621
Highest: 823

--------------------------------------------------------------------------------

8. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             97.19%
-----------------------
UGRIC             1.01
-----------------------
RGIC              0.39
-----------------------
PMIC              0.38
-----------------------
GEMIC             0.37
-----------------------
RMIC              0.33
-----------------------
MGIC              0.18
-----------------------
TGIC              0.15
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

9. Product Type

----------------------------
Product Type         Percent
----------------------------
5YR IO 12 MO LIBOR    61.07%
----------------------------
5/25 12 MO LIBOR      37.77
----------------------------
5/10 12 MO LIBOR       0.68
----------------------------
5/15 12 MO LIBOR       0.28
----------------------------
5/20 12 MO LIBOR       0.13
----------------------------
5/ 5 12 MO LIBOR       0.06
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

10. Index

--------------------
Index        Percent
--------------------

--------------------
12ML         100.00%
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

11. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               58.19%
-----------------------------
Refinance-Rate/Term    25.26
-----------------------------
Refinance-Cashout      16.55
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

12. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      2.81%
------------------------------
Conventional w/o PMI    97.19
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

13. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              63.14%
-----------------------
PUD Detach       22.04
-----------------------
Condo            12.12
-----------------------
PUD Attach        1.89
-----------------------
Townhouse         0.32
-----------------------
2-Family          0.29
-----------------------
4-Family          0.13
-----------------------
Cooperative       0.07
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

14. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             88.66%
--------------------------
Secondary           10.17
--------------------------
Investor             1.18
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

15. Documentation

------------------------
Documentation    Percent
------------------------
Standard          44.85%
------------------------
Rapid             41.74
------------------------
Reduced           12.56
------------------------
All Ready Home     0.70
------------------------
Stated             0.15
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

16. State

------------------------
State            Percent
------------------------
California        60.39%
------------------------
Florida            8.16
------------------------
Virginia           4.09
------------------------
Illinois           2.59
------------------------
South Carolina     2.39
------------------------
Other             22.38
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17. California

-----------------------------
California            Percent
-----------------------------
Northern California    46.76%
-----------------------------
Southern California    53.24
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

18. Zip Code

------------------
Zip Code   Percent
------------------
92130        0.94%
------------------
94010        0.79
------------------
92253        0.64
------------------
94611        0.63
------------------
92677        0.58
------------------
Other       96.40
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

19. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.06%
-----------------------
20.01 - 25.00     0.45
-----------------------
25.01 - 30.00     0.97
-----------------------
30.01 - 35.00     1.13
-----------------------
35.01 - 40.00     1.74
-----------------------
40.01 - 45.00     2.30
-----------------------
45.01 - 50.00     3.35
-----------------------
50.01 - 55.00     3.44
-----------------------
55.01 - 60.00     4.89
-----------------------
60.01 - 65.00     7.21
-----------------------
65.01 - 70.00     9.76
-----------------------
70.01 - 75.00    12.10
-----------------------
75.01 - 80.00    49.80
-----------------------
>= 80.01          2.81
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.88%
Lowest: 17.13%
Highest: 95.00%

--------------------------------------------------------------------------------

20. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.06%
-----------------------
20.01 - 25.00     0.45
-----------------------
25.01 - 30.00     0.97
-----------------------
30.01 - 35.00     1.13
-----------------------
35.01 - 40.00     1.80
-----------------------
40.01 - 45.00     2.45
-----------------------
45.01 - 50.00     3.40
-----------------------
50.01 - 55.00     3.28
-----------------------
55.01 - 60.00     4.82
-----------------------
60.01 - 65.00     7.28
-----------------------
65.01 - 70.00     9.76
-----------------------
70.01 - 75.00    12.10
-----------------------
75.01 - 80.00    49.68
-----------------------
>= 80.01          2.81
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.78%
Lowest: 17.13%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

23. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          99.35%
---------------------------------
36                          0.65
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         0.65%
----------------------------
NONE                  99.35
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.3 months
Lowest: 56 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------

-----------------------------
8.000 or less           0.14%
-----------------------------
8.001 - 9.000           3.40
-----------------------------
9.001 - 10.000         43.98
-----------------------------
10.001 - 11.000        51.45
-----------------------------
11.001 - 12.000         1.03
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.046%
Lowest: 8.000%
Highest: 11.875%

--------------------------------------------------------------------------------

28. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.06%
-----------------------
180               0.68
-----------------------
240               0.28
-----------------------
300               0.13
-----------------------
360              98.84
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
115 - 120                  0.06%
--------------------------------
175 - 180                  0.68
--------------------------------
235 - 240                  0.28
--------------------------------
295 - 300                  0.13
--------------------------------
355 - 360                 98.84
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.5 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

30. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  32.79%
-------------------------
1 - 6              67.21
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.7 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

31. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

32. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

33. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-G Group 2
                                 Jumbo 5-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------
                         Number      Aggregate       Percent       Average
                           of         Current       of Loans       Original     W.A.    Min.    W.A.
                        Mortgage     Principal    by Principal    Principal    Gross    FICO    FICO
Original Balance         Loans        Balance        Balance       Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------------
250,001 - 350,000            65    $ 22,254,909        3.52%     $  342,553   4.979%    635     732
----------------------------------------------------------------------------------------------------
350,001 - 450,000           433     172,981,154       27.39         399,717   5.044     621     733
----------------------------------------------------------------------------------------------------
450,001 - 550,000           289     143,739,070       22.76         497,661   5.047     621     733
----------------------------------------------------------------------------------------------------
550,001 - 650,000           159      94,639,904       14.99         598,962   5.063     625     732
----------------------------------------------------------------------------------------------------
650,001 - 750,000            84      58,525,675        9.27         697,119   4.980     627     736
----------------------------------------------------------------------------------------------------
750,001 - 850,000            44      35,072,889        5.55         797,447   5.004     630     735
----------------------------------------------------------------------------------------------------
850,001 - 950,000            40      35,850,774        5.68         896,597   5.039     638     740
----------------------------------------------------------------------------------------------------
950,001 - 1,050,000          32      31,758,671        5.03         992,935   4.969     629     732
----------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000         7       7,689,650        1.22       1,098,521   4.972     715     763
----------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000         8       9,723,801        1.54       1,215,880   5.021     654     752
----------------------------------------------------------------------------------------------------
1,250,001 - 1,350,000         5       6,258,166        0.99       1,312,240   4.970     691     752
----------------------------------------------------------------------------------------------------
1,350,001 - 1,450,000         3       4,146,403        0.66       1,382,667   5.824     742     751
----------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000         6       8,902,000        1.41       1,483,667   5.705     695     744
----------------------------------------------------------------------------------------------------
Total:                    1,175    $631,543,066      100.00%     $  538,480   5.046%    621     734
----------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score     LTV        LTV        LTV       Maturity   Age
---------------------------------------------------------------------------------
250,001 - 350,000        810     30.26%     71.42%     95.00%       359        1
---------------------------------------------------------------------------------
350,001 - 450,000        816     17.13      73.02      95.00        357        1
---------------------------------------------------------------------------------
450,001 - 550,000        823     20.21      71.71      90.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        810     24.54      72.88      90.00        359        1
---------------------------------------------------------------------------------
650,001 - 750,000        807     24.18      69.16      80.00        357        1
---------------------------------------------------------------------------------
750,001 - 850,000        800     28.47      66.65      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 950,000        797     26.72      67.75      80.00        350        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      809     27.03      64.57      80.00        353        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    798     60.67      71.27      80.00        359        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    805     43.17      65.45      80.00        359        1
---------------------------------------------------------------------------------
1,250,001 - 1,350,000    778     49.62      65.11      80.00        359        1
---------------------------------------------------------------------------------
1,350,001 - 1,450,000    763     80.00      80.00      80.00        360        0
---------------------------------------------------------------------------------
1,450,001 - 1,550,000    786     48.36      61.72      80.00        360        0
---------------------------------------------------------------------------------
Total:                   823     17.13%     70.88%     95.00%       357        1
---------------------------------------------------------------------------------

Average: $538,479.68
Lowest: $333,800.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------------
                 Number     Aggregate        Percent       Average
                   of        Current        of Loans       Original    W.A.     Min.    W.A.
                Mortgage    Principal     by Principal    Principal    Gross    FICO    FICO
Gross Coupon     Loans       Balance         Balance       Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
2.876 - 3.000       2      $    899,055       0.14%      $  450,300   3.000%    719     735
--------------------------------------------------------------------------------------------
3.251 - 3.375       1           334,461       0.05          335,000   3.375     799     799
--------------------------------------------------------------------------------------------
3.376 - 3.500       3         1,145,338       0.18          382,199   3.500     663     723
--------------------------------------------------------------------------------------------
3.501 - 3.625       3         1,640,000       0.26          546,667   3.625     768     781
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV       LTV       Maturity    Age
-------------------------------------------------------------------------
2.876 - 3.000    750     45.90%     62.62%     80.00%       359        1
-------------------------------------------------------------------------
3.251 - 3.375    799     72.83      72.83      72.83        359        1
-------------------------------------------------------------------------
3.376 - 3.500    786     75.00      78.33      80.00        359        1
-------------------------------------------------------------------------
3.501 - 3.625    791     68.42      73.78      80.00        359        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
3.626 - 3.750         6       3,771,873       0.60          629,449   3.750     705     778
--------------------------------------------------------------------------------------------
3.751 - 3.875        10       5,222,365       0.83          522,651   3.875     630     722
--------------------------------------------------------------------------------------------
3.876 - 4.000        17       9,334,735       1.48          581,701   4.000     656     746
--------------------------------------------------------------------------------------------
4.001 - 4.125        27      14,354,198       2.27          532,355   4.125     651     752
--------------------------------------------------------------------------------------------
4.126 - 4.250        36      20,800,824       3.29          579,057   4.250     634     751
--------------------------------------------------------------------------------------------
4.251 - 4.375        44      23,140,451       3.66          526,274   4.375     637     743
--------------------------------------------------------------------------------------------
4.376 - 4.500        61      32,550,650       5.15          534,238   4.500     630     735
--------------------------------------------------------------------------------------------
4.501 - 4.625        45      23,017,082       3.64          511,957   4.625     634     739
--------------------------------------------------------------------------------------------
4.626 - 4.750        77      40,613,747       6.43          527,811   4.750     625     731
--------------------------------------------------------------------------------------------
4.751 - 4.875       121      65,527,233      10.38          541,828   4.875     621     727
--------------------------------------------------------------------------------------------
4.876 - 5.000       107      57,736,169       9.14          539,918   5.000     625     734
--------------------------------------------------------------------------------------------
5.001 - 5.125       114      60,160,147       9.53          527,856   5.125     635     736
--------------------------------------------------------------------------------------------
5.126 - 5.250       144      79,529,537      12.59          553,704   5.250     635     733
--------------------------------------------------------------------------------------------
5.251 - 5.375       116      61,710,465       9.77          533,102   5.375     627     736
--------------------------------------------------------------------------------------------
5.376 - 5.500        93      50,628,553       8.02          544,490   5.500     631     732
--------------------------------------------------------------------------------------------
5.501 - 5.625        53      26,904,699       4.26          507,704   5.625     621     733
--------------------------------------------------------------------------------------------
5.626 - 5.750        53      27,485,488       4.35          518,659   5.750     627     727
--------------------------------------------------------------------------------------------
5.751 - 5.875        27      14,770,450       2.34          547,134   5.875     636     723
--------------------------------------------------------------------------------------------
5.876 - 6.000         7       3,767,394       0.60          538,286   6.000     631     699
--------------------------------------------------------------------------------------------
6.126 - 6.250         3       1,240,000       0.20          413,333   6.250     664     738
--------------------------------------------------------------------------------------------
6.376 - 6.500         1         410,628       0.07          411,000   6.500     777     777
--------------------------------------------------------------------------------------------
6.501 - 6.625         1         539,524       0.09          540,000   6.625     638     638
--------------------------------------------------------------------------------------------
6.626 - 6.750         1       1,500,000       0.24        1,500,000   6.750     784     784
--------------------------------------------------------------------------------------------
6.751 - 6.875         2       2,808,000       0.44        1,404,000   6.875     732     737
--------------------------------------------------------------------------------------------
Total:            1,175    $631,543,066     100.00%      $  538,480   5.046%    621     734
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
3.626 - 3.750    799     34.97      61.15      80.00        359        1
-------------------------------------------------------------------------
3.751 - 3.875    782     39.04      71.28      80.00        354        1
-------------------------------------------------------------------------
3.876 - 4.000    797     38.09      67.49      80.00        359        1
-------------------------------------------------------------------------
4.001 - 4.125    805     36.72      69.94      80.00        359        1
-------------------------------------------------------------------------
4.126 - 4.250    800     22.00      65.94      90.00        359        1
-------------------------------------------------------------------------
4.251 - 4.375    816     20.21      68.48      90.00        359        1
-------------------------------------------------------------------------
4.376 - 4.500    810     39.92      71.30      90.00        356        1
-------------------------------------------------------------------------
4.501 - 4.625    806     26.72      67.65      90.00        348        1
-------------------------------------------------------------------------
4.626 - 4.750    823     17.13      70.01      95.00        354        1
-------------------------------------------------------------------------
4.751 - 4.875    817     24.54      68.67      95.00        358        1
-------------------------------------------------------------------------
4.876 - 5.000    806     32.29      72.22      80.00        359        1
-------------------------------------------------------------------------
5.001 - 5.125    803     25.24      69.91      95.00        358        1
-------------------------------------------------------------------------
5.126 - 5.250    810     22.73      69.96      95.00        357        1
-------------------------------------------------------------------------
5.251 - 5.375    802     24.18      71.62      89.74        357        0
-------------------------------------------------------------------------
5.376 - 5.500    809     26.32      75.13      94.99        360        0
-------------------------------------------------------------------------
5.501 - 5.625    813     40.00      73.98      80.00        360        0
-------------------------------------------------------------------------
5.626 - 5.750    801     38.89      72.87      95.00        360        0
-------------------------------------------------------------------------
5.751 - 5.875    790     61.50      76.01      95.00        360        0
-------------------------------------------------------------------------
5.876 - 6.000    777     59.20      74.47      80.00        353        0
-------------------------------------------------------------------------
6.126 - 6.250    812     70.00      75.39      80.00        360        0
-------------------------------------------------------------------------
6.376 - 6.500    777     60.44      60.44      60.44        359        1
-------------------------------------------------------------------------
6.501 - 6.625    638     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
6.626 - 6.750    784     75.00      75.00      75.00        360        0
-------------------------------------------------------------------------
6.751 - 6.875    742     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Total:           823     17.13%     70.88%     95.00%       357        1
-------------------------------------------------------------------------

W.A.: 5.046%
Lowest: 3.000%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

---------------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate     of Loans    Average
                  of         Current        by       Original     W.A.     Min.    W.A.
               Mortgage     Principal    Principal   Principal   Gross     FICO    FICO
Credit Score    Loans        Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
800 - 824           37    $ 19,246,963      3.05%    $520,379    5.025%     800    806
---------------------------------------------------------------------------------------
775 - 799          228     127,943,349     20.26      562,467    4.987      775    786
---------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------------
800 - 824       823     30.00%     70.11%     90.00%       359        1
------------------------------------------------------------------------
775 - 799       799     24.54      70.79      80.00        358        1
------------------------------------------------------------------------

----------------------------------------------------------------------------------------
750 - 774          232     124,217,801     19.67       535,702    5.019      750    763
----------------------------------------------------------------------------------------
725 - 749          208     117,279,137     18.57       564,800    5.124      725    736
----------------------------------------------------------------------------------------
700 - 724          182      91,885,673     14.55       505,144    5.016      700    712
----------------------------------------------------------------------------------------
675 - 699          136      68,948,182     10.92       508,550    5.036      675    687
----------------------------------------------------------------------------------------
650 - 674           88      46,500,165      7.36       528,595    5.184      650    662
----------------------------------------------------------------------------------------
625 - 649           57      30,788,889      4.88       540,400    5.112      625    638
----------------------------------------------------------------------------------------
600 - 624            2         983,500      0.16       491,750    5.217      621    621
----------------------------------------------------------------------------------------
Not Scored           5       3,749,406      0.59       810,880    4.182    *****      0
----------------------------------------------------------------------------------------
Total:           1,175    $631,543,066    100.00%     $538,480    5.046%     621    734
----------------------------------------------------------------------------------------

------------------------------------------------------------------------
750 - 774       774     17.13      71.05      95.00        359        1
------------------------------------------------------------------------
725 - 749       749     24.18      70.51      95.00        357        1
------------------------------------------------------------------------
700 - 724       724     20.21      70.32      95.00        357        1
------------------------------------------------------------------------
675 - 699       699     25.24      71.95      95.00        356        1
------------------------------------------------------------------------
650 - 674       674     39.04      73.50      95.00        358        1
------------------------------------------------------------------------
625 - 649       649     27.97      68.27      95.00        354        1
------------------------------------------------------------------------
600 - 624       621     53.55      65.60      80.00        359        1
------------------------------------------------------------------------
Not Scored        0     52.53      67.84      80.00        359        1
------------------------------------------------------------------------
Total:          823     17.13%     70.88%     95.00%       357        1
------------------------------------------------------------------------

W.A.: 734
Lowest: 621
Highest: 823

--------------------------------------------------------------------------------

4. Index

-------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current         by      Original     W.A.     Min.    W.A.
            Mortgage     Principal    Principal   Principal   Gross     FICO    FICO
Index         Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
12ML          1,175    $631,543,066     100.00%    $538,480   5.046%    621      734
-------------------------------------------------------------------------------------
Total:        1,175    $631,543,066     100.00%    $538,480   5.046%    621      734
-------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                       W.A.
             Max.     Min.       W.A.       Max.     Remaining   W.A.
             FICO   Original   Original   Original    Term to    Loan
Index       Score     LTV         LTV       LTV       Maturity    Age
---------------------------------------------------------------------
12ML         823     17.13%     70.88%     95.00%       357        1
---------------------------------------------------------------------
Total:       823     17.13%     70.88%     95.00%       357        1
---------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

-----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by      Original      W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross     FICO    FICO
Loan Purpose            Loans       Balance      Balance     Balance    Coupon    Score   Score
-----------------------------------------------------------------------------------------------
Purchase                  677    $367,496,000     58.19%     $544,292    5.044%    621     741
-----------------------------------------------------------------------------------------------
Refinance-Rate/Term       291     159,518,351     25.26       548,593    4.948     621     726
-----------------------------------------------------------------------------------------------
Refinance-Cashout         207     104,528,715     16.55       505,254    5.200     625     724
-----------------------------------------------------------------------------------------------
Total:                  1,175    $631,543,066    100.00%     $538,480    5.046%    621     734
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                 W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score     LTV         LTV       LTV       Maturity    Age
-------------------------------------------------------------------------------
Purchase               817     25.50%     76.49%     95.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    823     17.13      61.50      89.74        354        1
-------------------------------------------------------------------------------
Refinance-Cashout      808     22.73      65.45      86.76        356        1
-------------------------------------------------------------------------------
Total:                 823     17.13%     70.88%     95.00%       357        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate    of Loans     Average
                   of         Current        by        Original    W.A.     Min.    W.A.
                Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Property Type     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
SFR                 722    $398,754,511     63.14%     $552,578   5.065%    621     733
----------------------------------------------------------------------------------------
PUD Detach          261     139,209,721     22.04       536,494   4.968     621     734
----------------------------------------------------------------------------------------
Condo               154      76,543,092     12.12       497,953   5.076     625     741
----------------------------------------------------------------------------------------
PUD Attach           27      11,917,041      1.89       441,556   5.049     652     745
----------------------------------------------------------------------------------------
Townhouse             5       2,047,200      0.32       409,440   5.046     637     714
----------------------------------------------------------------------------------------
2-Family              4       1,856,000      0.29       464,000   5.631     679     722
----------------------------------------------------------------------------------------
4-Family              1         794,109      0.13       795,000   5.375     760     760
----------------------------------------------------------------------------------------
Cooperative           1         421,392      0.07       422,000   4.000     797     797
----------------------------------------------------------------------------------------
Total:            1,175    $631,543,066    100.00%     $538,480   5.046%    621     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------
SFR              823     17.13%     69.71%     95.00%       357        1
-------------------------------------------------------------------------
PUD Detach       810     22.73      70.75      95.00        358        1
-------------------------------------------------------------------------
Condo            817     41.63      76.02      90.00        359        1
-------------------------------------------------------------------------
PUD Attach       802     56.36      78.10      86.31        359        1
-------------------------------------------------------------------------
Townhouse        777     68.80      82.23      95.00        360        0
-------------------------------------------------------------------------
2-Family         777     42.22      67.57      78.20        360        0
-------------------------------------------------------------------------
4-Family         760     47.46      47.46      47.46        359        1
-------------------------------------------------------------------------
Cooperative      797     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Total:           823     17.13%     70.88%     95.00%       357        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

-------------------------------------------------------------------------------------------
                                              Percent
                    Number      Aggregate    of Loans     Average
                      of         Current        by        Original    W.A.     Min.    W.A.
                   Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Occupancy Status     Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
Primary              1,043    $559,906,022     88.66%     $537,812   5.033%    621     733
-------------------------------------------------------------------------------------------
Secondary              115      64,211,417     10.17       559,541   5.101     645     750
-------------------------------------------------------------------------------------------
Investor                17       7,425,626      1.18       436,955   5.545     638     734
-------------------------------------------------------------------------------------------
Total:               1,175    $631,543,066    100.00%     $538,480   5.046%    621     734
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------

                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV     Maturity     Age
----------------------------------------------------------------------------
Primary             823     17.13%     70.49%     95.00%       357        1
----------------------------------------------------------------------------
Secondary           813     25.24      74.22      95.00        359        1
----------------------------------------------------------------------------
Investor            782     47.43      70.92      80.00        359        1
----------------------------------------------------------------------------
Total:              823     17.13%     70.88%     95.00%       357        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

--------------------------------------------------------------------------------------------------
                                                     Percent
                           Number      Aggregate    of Loans     Average
                             of         Current        by        Original    W.A.     Min.    W.A.
                          Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Geographic Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------------
California                   708     $381,379,726     60.39%     $539,363   5.099%    621     734
--------------------------------------------------------------------------------------------------
Florida                       98       51,516,708      8.16       527,803   5.008     631     730
--------------------------------------------------------------------------------------------------
Virginia                      52       25,858,885      4.09       497,456   5.017     635     730
--------------------------------------------------------------------------------------------------
Illinois                      27       16,359,078      2.59       606,144   4.967     637     743
--------------------------------------------------------------------------------------------------
South Carolina                24       15,105,663      2.39       629,625   4.915     645     754
--------------------------------------------------------------------------------------------------
Maryland                      32       14,411,757      2.28       450,561   4.631     637     730
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining   W.A.
                           FICO   Original   Original   Original    Term to    Loan
Geographic Distribution   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------------
California                 823     17.13%     70.32%     95.00%       359        1
-----------------------------------------------------------------------------------
Florida                    809     31.23      72.50      95.00        352        1
-----------------------------------------------------------------------------------
Virginia                   810     35.19      73.43      90.00        359        1
-----------------------------------------------------------------------------------
Illinois                   809     38.89      66.48      95.00        348        1
-----------------------------------------------------------------------------------
South Carolina             794     24.18      67.21      80.00        351        1
-----------------------------------------------------------------------------------
Maryland                   800     28.48      73.79      90.00        356        1
-----------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Nevada                    25     12,746,732     2.02    510,030   5.332   657   744
------------------------------------------------------------------------------------
North Carolina            24     12,588,891     1.99    535,197   4.728   625   734
------------------------------------------------------------------------------------
Texas                     22     12,031,519     1.91    547,195   4.926   660   731
------------------------------------------------------------------------------------
Washington                19     10,304,988     1.63    542,845   4.849   667   742
------------------------------------------------------------------------------------
Georgia                   21     10,246,604     1.62    488,143   4.950   653   725
------------------------------------------------------------------------------------
Arizona                   14      8,263,529     1.31    590,557   5.307   621   731
------------------------------------------------------------------------------------
District of Columbia      16      7,914,629     1.25    494,883   4.994   674   738
------------------------------------------------------------------------------------
Massachusetts             12      7,886,885     1.25    657,471   5.192   643   716
------------------------------------------------------------------------------------
Colorado                  12      6,629,163     1.05    552,542   5.018   647   739
------------------------------------------------------------------------------------
Minnesota                 10      5,435,623     0.86    544,025   4.891   638   737
------------------------------------------------------------------------------------
Tennessee                 10      4,581,439     0.73    458,383   4.863   665   752
------------------------------------------------------------------------------------
Idaho                      4      3,403,835     0.54    854,805   5.025   695   724
------------------------------------------------------------------------------------
Hawaii                     4      2,818,492     0.45    704,800   5.271   712   745
------------------------------------------------------------------------------------
New Jersey                 6      2,724,040     0.43    454,717   4.416   645   710
------------------------------------------------------------------------------------
Other                     35     19,334,881     3.06    556,043   4.860   631   737
------------------------------------------------------------------------------------
Total:                 1,175   $631,543,066   100.00%  $538,480   5.046%  621   734
------------------------------------------------------------------------------------

------------------------------------------------------------
Nevada                 803   61.34   76.94   95.00   359   1
------------------------------------------------------------
North Carolina         802   34.97   69.00   80.00   359   1
------------------------------------------------------------
Texas                  791   35.71   73.46   80.00   359   1
------------------------------------------------------------
Washington             800   45.45   69.80   80.00   354   1
------------------------------------------------------------
Georgia                816   43.01   74.48   80.00   359   1
------------------------------------------------------------
Arizona                792   41.45   68.14   95.00   359   1
------------------------------------------------------------
District of Columbia   794   53.28   73.76   90.00   353   1
------------------------------------------------------------
Massachusetts          795   62.07   75.87   80.00   359   1
------------------------------------------------------------
Colorado               799   47.89   72.18   80.00   359   1
------------------------------------------------------------
Minnesota              806   46.00   74.26   80.00   359   1
------------------------------------------------------------
Tennessee              810   38.09   67.61   80.00   359   1
------------------------------------------------------------
Idaho                  785   26.72   47.71   79.75   332   1
------------------------------------------------------------
Hawaii                 768   56.82   70.50   80.00   359   1
------------------------------------------------------------
New Jersey             767   80.00   84.74   90.00   359   1
------------------------------------------------------------
Other                  813   32.33   72.30   95.00   358   1
------------------------------------------------------------
Total:                 823   17.13%  70.88%  95.00%  357   1
------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate    of Loans     Average
                         of         Current        by        Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
County Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Los Angeles              119     $ 66,724,751     10.57%     $560,981   5.139%    636     732
----------------------------------------------------------------------------------------------
Orange                    89       48,225,201      7.64       545,468   5.011     630     732
----------------------------------------------------------------------------------------------
San Diego                 82       46,072,743      7.30       562,008   5.059     625     730
----------------------------------------------------------------------------------------------
Santa Clara               65       34,331,722      5.44       528,421   5.114     635     741
----------------------------------------------------------------------------------------------
San Mateo                 53       30,037,346      4.76       566,953   5.129     629     737
----------------------------------------------------------------------------------------------
Alameda                   48       23,454,805      3.71       488,886   5.090     621     731
----------------------------------------------------------------------------------------------
San Francisco             33       20,967,270      3.32       635,608   5.207     649     740
----------------------------------------------------------------------------------------------
Riverside                 33       17,046,188      2.70       517,016   5.129     656     731
----------------------------------------------------------------------------------------------
Contra Costa              31       15,528,244      2.46       500,988   5.080     643     732
----------------------------------------------------------------------------------------------
Ventura                   28       14,384,372      2.28       513,871   5.056     653     731
----------------------------------------------------------------------------------------------
Other                    594      314,770,423     49.84       531,158   4.993     621     736
----------------------------------------------------------------------------------------------
Total:                 1,175     $631,543,066    100.00%     $538,480   5.046%    621     734
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------------
Los Angeles            807     30.26%     71.15%     95.00%       359        1
-------------------------------------------------------------------------------
Orange                 797     22.73      67.17      95.00        359        1
-------------------------------------------------------------------------------
San Diego              817     27.97      68.74      90.00        358        1
-------------------------------------------------------------------------------
Santa Clara            812     20.21      69.23      90.00        359        1
-------------------------------------------------------------------------------
San Mateo              823     40.00      73.00      90.00        359        1
-------------------------------------------------------------------------------
Alameda                804     32.29      73.02      80.00        359        1
-------------------------------------------------------------------------------
San Francisco          797     42.67      72.10      89.98        359        1
-------------------------------------------------------------------------------
Riverside              800     44.38      74.42      90.00        359        1
-------------------------------------------------------------------------------
Contra Costa           802     25.50      66.76      80.00        360        0
-------------------------------------------------------------------------------
Ventura                808     37.50      76.53      90.00        359        1
-------------------------------------------------------------------------------
Other                  816     17.13      71.19      95.00        356        1
-------------------------------------------------------------------------------
Total:                 823     17.13%     70.88%     95.00%       357        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate    of Loans     Average
                   of         Current        by        Original    W.A.     Min.   W.A.
Original        Mortgage     Principal    Principal   Principal   Gross     FICO   FICO
LTV              Loans        Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
15.01 - 20.00         1    $    376,800      0.06%     $376,800   4.750%    762     762
----------------------------------------------------------------------------------------
20.01 - 25.00         5       2,842,793      0.45       569,284   4.862     717     753
----------------------------------------------------------------------------------------
25.01 - 30.00         9       6,139,100      0.97       682,425   4.958     629     721
----------------------------------------------------------------------------------------
30.01 - 35.00        14       7,161,700      1.13       511,978   4.706     634     747
----------------------------------------------------------------------------------------
35.01 - 40.00        20      10,979,238      1.74       550,283   4.942     638     729
----------------------------------------------------------------------------------------
40.01 - 45.00        26      14,497,108      2.30       557,858   4.864     651     743
----------------------------------------------------------------------------------------
45.01 - 50.00        36      21,165,004      3.35       588,377   4.901     643     736
----------------------------------------------------------------------------------------
50.01 - 55.00        35      21,704,373      3.44       628,983   4.880     621     736
----------------------------------------------------------------------------------------
55.01 - 60.00        51      30,851,588      4.89       608,929   4.957     643     736
----------------------------------------------------------------------------------------
60.01 - 65.00        78      45,517,096      7.21       583,711   5.031     625     736
----------------------------------------------------------------------------------------
65.01 - 70.00       113      61,625,862      9.76       545,591   5.080     627     721
----------------------------------------------------------------------------------------
70.01 - 75.00       136      76,436,736     12.10       562,246   5.070     627     732
----------------------------------------------------------------------------------------
75.01 - 80.00       609     314,501,121     49.80       517,281   5.086     621     738
----------------------------------------------------------------------------------------
80.01 - 85.00         3       1,285,500      0.20       428,500   5.171     715     732
----------------------------------------------------------------------------------------
85.01 - 90.00        29      12,516,623      1.98       431,690   4.988     634     701
----------------------------------------------------------------------------------------
90.01 - 95.00        10       3,942,423      0.62       394,423   5.352     648     712
----------------------------------------------------------------------------------------
Total:            1,175    $631,543,066    100.00%     $538,480   5.046%    621     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                Max.      Min.       W.A.       Max.     Remaining   W.A.
Original        FICO    Original   Original   Original    Term to    Loan
LTV             Score      LTV       LTV        LTV       Maturity   Age
-------------------------------------------------------------------------
15.01 - 20.00    762     17.13%     17.13%     17.13%       359        1
-------------------------------------------------------------------------
20.01 - 25.00    798     20.21      22.93      24.54        315        1
-------------------------------------------------------------------------
25.01 - 30.00    805     25.24      27.35      30.00        359        1
-------------------------------------------------------------------------
30.01 - 35.00    804     30.26      31.99      34.97        359        1
-------------------------------------------------------------------------
35.01 - 40.00    796     35.19      37.94      40.00        318        1
-------------------------------------------------------------------------
40.01 - 45.00    816     40.06      42.46      44.69        359        1
-------------------------------------------------------------------------
45.01 - 50.00    823     45.18      47.72      50.00        359        1
-------------------------------------------------------------------------
50.01 - 55.00    797     50.13      52.60      54.98        355        1
-------------------------------------------------------------------------
55.01 - 60.00    807     55.28      57.65      60.00        354        1
-------------------------------------------------------------------------
60.01 - 65.00    801     60.10      63.00      65.00        359        1
-------------------------------------------------------------------------
65.01 - 70.00    805     65.09      67.99      70.00        356        1
-------------------------------------------------------------------------
70.01 - 75.00    810     70.12      73.61      75.00        359        1
-------------------------------------------------------------------------
75.01 - 80.00    813     75.19      79.63      80.00        359        1
-------------------------------------------------------------------------
80.01 - 85.00    751     81.43      82.96      85.00        360        0
-------------------------------------------------------------------------
85.01 - 90.00    817     86.31      89.78      90.00        359        1
-------------------------------------------------------------------------
90.01 - 95.00    771     90.01      94.44      95.00        359        1
-------------------------------------------------------------------------
Total:           823     17.13%     70.88%     95.00%       357        1
-------------------------------------------------------------------------

W.A.: 70.88%
Lowest: 17.13%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------------
                                   Percent
           Number     Aggregate    of Loans   Average                                                                 W.A.
             of        Current       by       Original   W.A.   Min.   W.A.   Max.     Min.      W.A.      Max.    Remaining  W.A.
Original  Mortgage    Principal   Principal  Principal  Gross   FICO   FICO   FICO   Original  Original  Original   Term to   Loan
Term       Loans       Balance     Balance    Balance   Coupon  Score  Score  Score    LTV       LTV       LTV      Maturity  Age
----------------------------------------------------------------------------------------------------------------------------------
120             1   $    385,715     0.06%    $399,218  4.500%   708    708    708    39.92%    39.92%    39.92%      119       1
----------------------------------------------------------------------------------------------------------------------------------
180             6      4,324,081     0.68      723,227  4.954    638    702    797    24.18     44.01     66.52       179       1
----------------------------------------------------------------------------------------------------------------------------------
240             4      1,796,843     0.28      450,300  5.053    726    748    785    68.41     74.25     80.00       239       1
----------------------------------------------------------------------------------------------------------------------------------
300             2        817,215     0.13      409,305  4.966    703    738    774    54.98     67.82     80.00       299       1
----------------------------------------------------------------------------------------------------------------------------------
360         1,162    624,219,212    98.84      538,171  5.047    621    735    823    17.13     71.08     95.00       359       1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Total:      1,175   $631,543,066   100.00%    $538,480  5.046%   621    734    823    17.13%    70.88%    95.00%      357       1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 358.2 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based
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accepting this material, the recipient agrees that it will not distribute or
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contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no
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likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such
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material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-G Group 3
                               Conforming 5-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $208,702,441.07
Loan Count: 974
Cut-off Date: 2004-07-01
Avg. Loan Balance: $214,273.55
Avg. Orig. Balance: $214,309.86
Accelerated Docs: 51.55%
W.A. FICO*: 734
W.A. Orig. LTV: 71.41%
W.A. Cut-Off LTV: 71.40%
W.A. Gross Coupon: 5.032%
W.A. Net Coupon: 4.780%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 360 months
W.A. Rem. Term: 359 months
W.A. Age: 1 months
% over 80 COLTV: 9.73%
% over 100 COLTV: 0.00%
% with PMI: 9.73%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 26.27%
W.A. MI Adjusted LTV: 69.04%
% Second Lien: 0.00%
% with Prepay Penalty: 0.22%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.69%

--------------------------------------------------------------------------------

2. Original Balance

-----------------------------
Original Balance      Percent
-----------------------------
<= $100,000             2.28%
-----------------------------
$100,001 - $150,000    10.38
-----------------------------
$150,001 - $200,000    17.81
-----------------------------
$200,001 - $250,000    21.14
-----------------------------
$250,001 - $300,000    26.45
-----------------------------
$300,001 - $350,000    21.94
-----------------------------
Total:                100.00%
-----------------------------

Average: $214,309.86
Lowest: $25,000.00
Highest: $333,700.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-----------------------------
Cut-Off Balance       Percent
-----------------------------
<= $100,000             2.28%
-----------------------------
$100,001 - $150,000    10.38
-----------------------------
$150,001 - $200,000    17.81
-----------------------------
$200,001 - $250,000    21.14
-----------------------------
$250,001 - $300,000    26.45
-----------------------------
$300,001 - $350,000    21.94
-----------------------------
Total:                100.00%
-----------------------------

Average: $214,273.55
Lowest: $14,957.29
Highest: $333,700.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.501 - 3.750     0.25%
-----------------------
3.751 - 4.000     2.40
-----------------------
4.001 - 4.250     6.32
-----------------------
4.251 - 4.500     8.42
-----------------------
4.501 - 4.750    11.49
-----------------------
4.751 - 5.000    19.16
-----------------------
5.001 - 5.250    23.13
-----------------------
5.251 - 5.500    17.02
-----------------------
5.501 - 5.750     8.20
-----------------------
5.751 - 6.000     3.60
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.032%
Lowest: 3.625%
Highest: 6.000%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        4.22%
----------------------
750 - 799       39.67
----------------------
700 - 749       30.92
----------------------
650 - 699       19.62
----------------------
600 - 649        5.58
----------------------
Total:         100.00%
----------------------

W.A.: 734
Lowest: 620
Highest: 817

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             90.27%
-----------------------
UGRIC             2.06
-----------------------
RMIC              1.98
-----------------------
PMIC              1.84
-----------------------
RGIC              1.66
-----------------------
GEMIC             1.12
-----------------------
MGIC              0.58
-----------------------
TGIC              0.50
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

----------------------------
Product Type         Percent
----------------------------
5YR IO 12 MO LIBOR   100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               53.50%
-----------------------------
Refinance-Rate/Term    23.47
-----------------------------
Refinance-Cashout      23.03
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      9.73%
------------------------------
Conventional w/o PMI    90.27
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              55.32%
-----------------------
Condo            21.87
-----------------------
PUD Detach       17.13
-----------------------
PUD Attach        4.49
-----------------------
Townhouse         1.18
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             81.87%
--------------------------
Secondary           13.33
--------------------------
Investor             4.80
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

------------------------
Documentation    Percent
------------------------
Standard          48.45%
------------------------
Rapid             46.70
------------------------
Reduced            4.52
------------------------
Stated             0.23
------------------------
All Ready Home     0.09
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    36.91%
--------------------
Florida       15.25
--------------------
Virginia       6.43
--------------------
Nevada         5.66
--------------------
Georgia        5.47
--------------------
Other         30.29
--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    47.20%
-----------------------------
Southern California    52.80
-----------------------------

-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
89052        0.69%
------------------
32137        0.65
------------------
20147        0.62
------------------
94080        0.60
------------------
29466        0.55
------------------
Other       96.90
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00         0.40%
-----------------------
20.01 - 25.00    0.90
-----------------------
25.01 - 30.00    0.62
-----------------------
30.01 - 35.00    1.12
-----------------------

-----------------------
35.01 - 40.00     2.01
-----------------------
40.01 - 45.00     2.90
-----------------------
45.01 - 50.00     3.99
-----------------------
50.01 - 55.00     3.47
-----------------------
55.01 - 60.00     4.15
-----------------------
60.01 - 65.00     6.24
-----------------------
65.01 - 70.00     9.24
-----------------------
70.01 - 75.00    10.04
-----------------------
75.01 - 80.00    45.20
-----------------------
80.01 - 85.00     0.90
-----------------------
85.01 - 90.00     4.03
-----------------------
90.01 - 95.00     4.80
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.41%
Lowest: 13.46%
Highest: 95.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.40%
-----------------------
20.01 - 25.00     0.90
-----------------------
25.01 - 30.00     0.62
-----------------------
30.01 - 35.00     1.12
-----------------------
35.01 - 40.00     2.01
-----------------------
40.01 - 45.00     2.90
-----------------------
45.01 - 50.00     3.99
-----------------------
50.01 - 55.00     3.47
-----------------------
55.01 - 60.00     4.15
-----------------------
60.01 - 65.00     6.24
-----------------------
65.01 - 70.00     9.24
-----------------------
70.01 - 75.00    10.04
-----------------------
75.01 - 80.00    45.20
-----------------------
80.01 - 85.00     0.90
-----------------------
85.01 - 90.00     4.03
-----------------------
90.01 - 95.00     4.80
-----------------------
Total:          100.00%
-----------------------

W.A.: 71.40%
Lowest: 8.90%
Highest: 95.00%

--------------------------------------------------------------------------------

22. Delinquency*

-----------------------
Delinquency*    Percent
-----------------------
0-29 days       100.00%
-----------------------
Total:          100.00%
-----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.84%
---------------------------
1                     0.16
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          99.78%
---------------------------------
36                          0.22
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.1 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         0.22%
----------------------------
NONE                  99.78
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
55 - 60           100.00%
-------------------------
Total:            100.00%
-------------------------

W.A.: 59.2 months
Lowest: 56 months
Highest: 60 months

--------------------------------------------------------------------------------

27. Original Term

-----------------------
Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%
-----------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
355 - 360                100.00%
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 359.2 months
Lowest: 356 months
Highest: 360 months

--------------------------------------------------------------------------------

29. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  28.86%
-------------------------
1 - 6              71.14
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

30. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

31. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

32. Periodic Cap (ARMs)

---------------------------------
Periodic Cap (ARMs)       Percent
---------------------------------
2.000                     100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

33. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------

8.001 - 9.000           2.65%
-----------------------------
9.001 - 10.000         45.40
-----------------------------
10.001 - 11.000        51.95
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.032%
Lowest: 8.625%
Highest: 11.000%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-G Group 3
                               Conforming 5-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

--------------------------------------------------------------------------------------------
                                               Percent
                     Number      Aggregate    of Loans     Average
                       of         Current        by        Original    W.A.     Min.    W.A.
                    Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Original Balance     Loans        Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------------
<= 100,000             58      $  4,762,675      2.28%     $ 82,291   5.089%    632     738
--------------------------------------------------------------------------------------------
100,001 - 150,000     170        21,656,790     10.38       127,418   5.031     620     739
--------------------------------------------------------------------------------------------
150,001 - 200,000     210        37,164,259     17.81       176,989   5.013     621     739
--------------------------------------------------------------------------------------------
200,001 - 250,000     194        44,124,995     21.14       227,485   4.989     622     734
--------------------------------------------------------------------------------------------
250,001 - 300,000     199        55,204,997     26.45       277,450   5.047     627     732
--------------------------------------------------------------------------------------------
300,001 - 350,000     143        45,788,725     21.94       320,221   5.068     622     730
--------------------------------------------------------------------------------------------
Total:                974      $208,702,441    100.00%     $214,310   5.032%    620     734
---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                                W.A.
                     Max.     Min.        W.A.       Max.    Remaining    W.A.
                     FICO   Original   Original   Original    Term to     Loan
Original Balance    Score     LTV         LTV        LTV      Maturity    Age
------------------------------------------------------------------------------
<= 100,000           812     13.46%     66.90%     95.00%       359        1
------------------------------------------------------------------------------
100,001 - 150,000    815     18.21      70.61      95.00        359        1
------------------------------------------------------------------------------
150,001 - 200,000    813     13.99      70.93      95.00        359        1
------------------------------------------------------------------------------
200,001 - 250,000    813     28.41      71.76      95.00        359        1
------------------------------------------------------------------------------
250,001 - 300,000    817     22.64      72.97      95.00        359        1
------------------------------------------------------------------------------
300,001 - 350,000    816     22.04      70.41      95.00        359        1
------------------------------------------------------------------------------
Total:               817     13.46%     71.41%     95.00%       359        1
------------------------------------------------------------------------------

Average: $214,309.86
Lowest: $25,000.00
Highest: $333,700.00

--------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current        by        Original     W.A.    Min.    W.A.
Gross           Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Coupon           Loans        Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
3.501 - 3.625       2      $    367,371      0.18%     $183,700   3.625%    775     789
----------------------------------------------------------------------------------------
3.626 - 3.750       1           144,000      0.07       144,000   3.750     731     731
----------------------------------------------------------------------------------------
3.751 - 3.875       7         1,560,075      0.75       222,903   3.875     673     758
----------------------------------------------------------------------------------------
3.876 - 4.000      16         3,455,075      1.66       215,947   4.000     687     755
----------------------------------------------------------------------------------------
4.001 - 4.125      21         4,724,508      2.26       225,074   4.125     640     748
----------------------------------------------------------------------------------------
4.126 - 4.250      39         8,473,031      4.06       217,350   4.250     627     738
----------------------------------------------------------------------------------------
4.251 - 4.375      35         7,144,680      3.42       204,170   4.375     625     732
----------------------------------------------------------------------------------------
4.376 - 4.500      49        10,429,772      5.00       212,852   4.500     642     740
----------------------------------------------------------------------------------------
4.501 - 4.625      49         9,337,045      4.47       190,662   4.625     644     741
----------------------------------------------------------------------------------------
4.626 - 4.750      68        14,647,268      7.02       215,449   4.750     621     713
----------------------------------------------------------------------------------------
4.751 - 4.875     100        21,874,584     10.48       218,751   4.875     634     733
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                             W.A.
                 Max.     Min.        W.A.       Max.    Remaining    W.A.
Gross            FICO   Original   Original   Original    Term to    Loan
Coupon          Score     LTV         LTV        LTV      Maturity    Age
--------------------------------------------------------------------------
3.501 - 3.625    802     21.88%     22.74%     23.52%       358        2
--------------------------------------------------------------------------
3.626 - 3.750    731     53.33      53.33      53.33        359        1
--------------------------------------------------------------------------
3.751 - 3.875    795     40.15      66.73      80.00        358        2
--------------------------------------------------------------------------
3.876 - 4.000    795     41.96      66.81      80.00        359        1
--------------------------------------------------------------------------
4.001 - 4.125    817     15.65      63.99      80.00        359        1
--------------------------------------------------------------------------
4.126 - 4.250    806     35.80      64.79      90.00        358        2
--------------------------------------------------------------------------
4.251 - 4.375    813     22.09      68.72      95.00        359        1
--------------------------------------------------------------------------
4.376 - 4.500    816     19.10      65.18      95.00        359        1
--------------------------------------------------------------------------
4.501 - 4.625    808     22.64      68.18      95.00        359        1
--------------------------------------------------------------------------
4.626 - 4.750    812     21.80      71.35      94.58        359        1
--------------------------------------------------------------------------
4.751 - 4.875    811     16.15      71.97      95.00        359        1
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------
4.876 - 5.000      86        18,119,937      8.68       210,750   5.000     627     740
----------------------------------------------------------------------------------------
5.001 - 5.125     111        24,686,584     11.83       222,503   5.125     629     739
----------------------------------------------------------------------------------------
5.126 - 5.250     109        23,592,074     11.30       216,450   5.250     625     733
----------------------------------------------------------------------------------------
5.251 - 5.375      98        20,920,916     10.02       213,493   5.375     622     731
----------------------------------------------------------------------------------------
5.376 - 5.500      64        14,603,136      7.00       228,174   5.500     620     728
----------------------------------------------------------------------------------------
5.501 - 5.625      34         7,532,170      3.61       221,557   5.625     644     742
----------------------------------------------------------------------------------------
5.626 - 5.750      47         9,580,051      4.59       203,832   5.750     622     724
----------------------------------------------------------------------------------------
5.751 - 5.875      34         6,663,965      3.19       195,999   5.875     623     726
----------------------------------------------------------------------------------------
5.876 - 6.000       4           846,200      0.41       211,550   6.000     666     764
----------------------------------------------------------------------------------------
Total:            974      $208,702,441    100.00%     $214,310   5.032%    620     734
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------
4.876 - 5.000    814     13.99      70.50      95.00        359        1
--------------------------------------------------------------------------
5.001 - 5.125    809     14.88      71.07      95.00        359        1
--------------------------------------------------------------------------
5.126 - 5.250    809     22.26      73.84      95.00        359        1
--------------------------------------------------------------------------
5.251 - 5.375    813     31.28      74.77      95.00        359        1
--------------------------------------------------------------------------
5.376 - 5.500    806     35.00      75.90      95.00        359        1
--------------------------------------------------------------------------
5.501 - 5.625    815     31.24      73.28      95.00        360        0
--------------------------------------------------------------------------
5.626 - 5.750    804     44.44      75.22      95.00        360        0
--------------------------------------------------------------------------
5.751 - 5.875    793     13.46      73.29      95.00        360        0
--------------------------------------------------------------------------
5.876 - 6.000    796     74.99      78.00      80.00        360        0
--------------------------------------------------------------------------
Total:           817     13.46%     71.41%     95.00%       359        1
--------------------------------------------------------------------------

W.A.: 5.032%
Lowest: 3.625%
Highest: 6.000%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------
                                       Percent
             Number      Aggregate     of Loans    Average
               of         Current        by        Original      W.A.     Min.    W.A.
Credit      Mortgage     Principal    Principal   Principal     Gross    FICO     FICO
Score         Loans       Balance      Balance     Balance     Coupon    Score   Score
--------------------------------------------------------------------------------------
800 - 824       50     $  8,803,069      4.22%     $176,119     4.950%    800     807
--------------------------------------------------------------------------------------
775 - 799      217       46,513,263     22.29       214,441     5.017     775     786
--------------------------------------------------------------------------------------
750 - 774      168       36,272,028     17.38       215,933     4.985     750     763
--------------------------------------------------------------------------------------
725 - 749      153       32,767,579     15.70       214,175     5.071     725     737
--------------------------------------------------------------------------------------
700 - 724      148       31,758,270     15.22       214,608     5.043     700     712
--------------------------------------------------------------------------------------
675 - 699      105       23,249,375     11.14       221,429     5.026     675     688
--------------------------------------------------------------------------------------
650 - 674       80       17,689,565      8.48       221,133     5.098     650     663
--------------------------------------------------------------------------------------
625 - 649       48       10,648,342      5.10       221,856     5.042     625     637
--------------------------------------------------------------------------------------
600 - 624        5        1,000,950      0.48       200,190     5.456     620     622
--------------------------------------------------------------------------------------
Total:         974     $208,702,441    100.00%     $214,310     5.032%    620     734
--------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                        W.A.
             Max.     Min.        W.A.       Max.    Remaining    W.A.
Credit       FICO   Original   Original   Original    Term to     Loan
Score       Score     LTV         LTV       LTV       Maturity    Age
----------------------------------------------------------------------
800 - 824    817     22.09%     63.52%     94.91%       359        1
----------------------------------------------------------------------
775 - 799    799     13.99      67.92      95.00        359        1
----------------------------------------------------------------------
750 - 774    774     15.65      72.11      95.00        359        1
----------------------------------------------------------------------
725 - 749    749     13.46      71.31      95.00        359        1
----------------------------------------------------------------------
700 - 724    724     18.21      72.37      95.00        359        1
----------------------------------------------------------------------
675 - 699    699     31.28      75.13      95.00        359        1
----------------------------------------------------------------------
650 - 674    674     36.36      74.30      95.00        359        1
----------------------------------------------------------------------
625 - 649    649     43.46      74.85      95.00        359        1
----------------------------------------------------------------------
600 - 624    623     42.14      76.28      95.00        359        1
----------------------------------------------------------------------
Total:       817     13.46%     71.41%     95.00%       359        1
----------------------------------------------------------------------

W.A.: 734
Lowest: 620
Highest: 817

--------------------------------------------------------------------------------

4. Index

---------------------------------------------------------------------------------
                                    Percent
          Number      Aggregate     of Loans    Average
            of         Current         by       Original    W.A.     Min.    W.A.
         Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Index     Loans        Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------
12ML        974     $208,702,441    100.00%     $214,310   5.032%    620     734
---------------------------------------------------------------------------------
Total:      974     $208,702,441    100.00%     $214,310   5.032%    620     734
---------------------------------------------------------------------------------

------------------------------------------------------------------

                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------
12ML      817     13.46%     71.41%     95.00%       359        1
------------------------------------------------------------------
Total:    817     13.46%     71.41%     95.00%       359        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate     of Loans    Average
                         of         Current         by       Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Loan Purpose           Loans        Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Purchase                 528     $111,653,752     53.50%     $211,491   5.081%    620     738
----------------------------------------------------------------------------------------------
Refinance-Rate/Term      240       48,982,919     23.47       204,176   4.869     622     729
----------------------------------------------------------------------------------------------
Refinance-Cashout        206       48,065,770     23.03       233,342   5.085     621     731
----------------------------------------------------------------------------------------------
Total:                   974     $208,702,441    100.00%     $214,310   5.032%    620     734
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------------
Purchase               815     14.88%     78.10%     95.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    813     13.99      64.79      94.91        359        1
-------------------------------------------------------------------------------
Refinance-Cashout      817     13.46      62.61      80.00        359        1
-------------------------------------------------------------------------------
Total:                 817     13.46%     71.41%     95.00%       359        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------
                                        Percent
              Number      Aggregate     of Loans    Average
                of         Current         by       Original    W.A.     Min.    W.A.
Property     Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Type          Loans        Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
SFR             537     $115,459,174     55.32%     $215,044   5.008%    620     734
-------------------------------------------------------------------------------------
Condo           214       45,644,384     21.87       213,309   5.095     625     743
-------------------------------------------------------------------------------------
PUD Detach      165       35,751,891     17.13       216,752   5.026     622     724
-------------------------------------------------------------------------------------
PUD Attach       44        9,375,861      4.49       213,088   5.073     668     732
-------------------------------------------------------------------------------------
Townhouse        14        2,471,131      1.18       176,511   4.956     639     726
-------------------------------------------------------------------------------------
Total:          974     $208,702,441    100.00%     $214,310   5.032%    620     734
-------------------------------------------------------------------------------------

----------------------------------------------------------------------

                                                         W.A.
              Max.     Min.       W.A.       Max.     Remaining   W.A.
Property      FICO   Original   Original   Original    Term to    Loan
Type         Score     LTV        LTV        LTV       Maturity    Age
----------------------------------------------------------------------
SFR           817     13.99%     68.42%     95.00%       359        1
----------------------------------------------------------------------
Condo         814     22.09      74.08      95.00        359        1
----------------------------------------------------------------------
PUD Detach    812     13.46      75.24      95.00        359        1
----------------------------------------------------------------------
PUD Attach    805     59.10      78.56      95.00        359        1
----------------------------------------------------------------------
Townhouse     803     64.94      78.82      95.00        359        1
----------------------------------------------------------------------
Total:        817     13.46%     71.41%     95.00%       359        1
----------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------
             Number      Aggregate     Percent     Average
               of         Current      of Loans    Original     W.A.    Min.    W.A.
            Mortgage     Principal        by      Principal    Gross    FICO    FICO
------------------------------------------------------------------------------------

---------------------------------------------------------------------
                                                        W.A.
             Max.     Min.       W.A.        Max.     Remaining   W.A.
            FICO    Original   Original    Original    Term to    Loan
---------------------------------------------------------------------


------------------------------------------------------------------------------------
Occupancy                             Principal
Status       Loans        Balance      Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------
Primary        780     $170,863,975     81.87%     $219,098   5.023%    620     730
------------------------------------------------------------------------------------
Secondary      139       27,830,366     13.33       200,240   5.000     623     753
------------------------------------------------------------------------------------
Investor        55       10,008,100      4.80       181,965   5.280     661     751
------------------------------------------------------------------------------------
Total:         974     $208,702,441    100.00%     $214,310   5.032%    620     734
------------------------------------------------------------------------------------

---------------------------------------------------------------------
Occupancy
Status      Score     LTV        LTV        LTV       Maturity    Age
---------------------------------------------------------------------
Primary      817     13.46%     70.83%     95.00%       359        1
---------------------------------------------------------------------
Secondary    815     15.65      74.10      90.00        359        1
---------------------------------------------------------------------
Investor     806     44.44      73.74      80.00        359        1
---------------------------------------------------------------------
Total:       817     13.46%     71.41%     95.00%       359        1
---------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------
                                                  Percent
                        Number      Aggregate     of Loans    Average
                          of         Current         by       Original    W.A.     Min.    W.A.
Geographic             Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution            Loans        Balance      Balance     Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------
California                310     $ 77,030,771     36.91%     $248,526   5.020%    621     736
-----------------------------------------------------------------------------------------------
Florida                   159       31,824,567     15.25       200,172   5.053     625     732
-----------------------------------------------------------------------------------------------
Virginia                   57       13,413,418      6.43       235,376   5.051     634     727
-----------------------------------------------------------------------------------------------
Nevada                     56       11,807,719      5.66       210,853   5.125     622     720
-----------------------------------------------------------------------------------------------
Georgia                    58       11,413,211      5.47       196,799   4.914     622     725
-----------------------------------------------------------------------------------------------
Arizona                    55        9,629,975      4.61       175,277   5.147     634     730
-----------------------------------------------------------------------------------------------
South Carolina             51        9,563,793      4.58       187,526   4.997     646     744
-----------------------------------------------------------------------------------------------
North Carolina             35        6,445,115      3.09       184,242   4.789     625     735
-----------------------------------------------------------------------------------------------
Maryland                   24        6,070,158      2.91       252,960   5.024     662     738
-----------------------------------------------------------------------------------------------
Colorado                   22        4,881,148      2.34       221,875   5.215     627     743
-----------------------------------------------------------------------------------------------
Washington                 23        4,635,403      2.22       201,539   4.887     660     729
-----------------------------------------------------------------------------------------------
Texas                      21        3,112,471      1.49       148,253   5.231     632     738
-----------------------------------------------------------------------------------------------
Illinois                   11        2,156,352      1.03       196,041   5.061     649     718
-----------------------------------------------------------------------------------------------
District of Columbia        9        2,049,579      0.98       227,767   4.732     656     764
-----------------------------------------------------------------------------------------------
Minnesota                  10        1,968,183      0.94       196,830   5.230     634     744
-----------------------------------------------------------------------------------------------
Oregon                     11        1,708,494      0.82       155,318   5.146     649     755
-----------------------------------------------------------------------------------------------
Missouri                    7        1,102,977      0.53       157,568   5.334     678     750
-----------------------------------------------------------------------------------------------
Michigan                    4          813,400      0.39       203,350   4.885     730     757
-----------------------------------------------------------------------------------------------
Tennessee                   6          810,755      0.39       135,126   5.041     681     757
-----------------------------------------------------------------------------------------------
Connecticut                 4          804,000      0.39       201,000   5.513     690     737
-----------------------------------------------------------------------------------------------
Other                      41        7,460,953      3.57       181,975   4.994     620     744
-----------------------------------------------------------------------------------------------
Total:                    974     $208,702,441    100.00%     $214,310   5.032%    620     734
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score     LTV        LTV        LTV       Maturity    Age
--------------------------------------------------------------------------------
California              813     13.46%     66.15%     95.00%       359        1
--------------------------------------------------------------------------------
Florida                 816     18.21      74.38      95.00        359        1
--------------------------------------------------------------------------------
Virginia                817     33.33      76.02      95.00        359        1
--------------------------------------------------------------------------------
Nevada                  809     29.66      77.64      95.00        359        1
--------------------------------------------------------------------------------
Georgia                 798     15.65      74.40      95.00        359        1
--------------------------------------------------------------------------------
Arizona                 805     14.88      74.87      95.00        359        1
--------------------------------------------------------------------------------
South Carolina          812     35.00      76.03      95.00        359        1
--------------------------------------------------------------------------------
North Carolina          813     33.18      71.44      94.91        359        1
--------------------------------------------------------------------------------
Maryland                795     22.04      75.84      95.00        359        1
--------------------------------------------------------------------------------
Colorado                800     35.00      67.06      90.00        359        1
--------------------------------------------------------------------------------
Washington              802     16.15      72.70      95.00        359        1
--------------------------------------------------------------------------------
Texas                   805     20.50      78.36      95.00        359        1
--------------------------------------------------------------------------------
Illinois                809     43.48      74.45      84.49        359        1
--------------------------------------------------------------------------------
District of Columbia    803     50.00      68.47      80.00        359        1
--------------------------------------------------------------------------------
Minnesota               813     37.17      75.94      89.84        359        1
--------------------------------------------------------------------------------
Oregon                  803     51.02      72.73      80.00        359        1
--------------------------------------------------------------------------------
Missouri                793     49.96      81.86      90.00        359        1
--------------------------------------------------------------------------------
Michigan                774     78.50      79.71      80.00        359        1
--------------------------------------------------------------------------------
Tennessee               787     70.00      77.52      80.00        359        1
--------------------------------------------------------------------------------
Connecticut             804     60.98      80.23      95.00        359        1
--------------------------------------------------------------------------------
Other                   807     22.26      69.69      95.00        359        1
--------------------------------------------------------------------------------
Total:                  817     13.46%     71.41%     95.00%       359        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

---------------------------------------------------------------------------------------
                                          Percent
                Number      Aggregate     of Loans    Average
                  of         Current         by       Original    W.A.     Min.    W.A.
County         Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
San Diego          48     $ 12,151,955      5.82%     $253,168   4.975%    627     745
---------------------------------------------------------------------------------------
Los Angeles        45       11,174,460      5.35       248,373   4.895     634     734
---------------------------------------------------------------------------------------
Clark              44        8,956,000      4.29       203,547   5.162     622     719
---------------------------------------------------------------------------------------
Maricopa           42        7,612,899      3.65       181,260   5.117     634     725
---------------------------------------------------------------------------------------
Riverside          29        6,793,074      3.25       234,252   4.926     668     730
---------------------------------------------------------------------------------------
Orange             27        6,674,416      3.20       247,338   4.998     625     744
---------------------------------------------------------------------------------------
Sacramento         29        6,646,695      3.18       229,277   5.186     627     726
---------------------------------------------------------------------------------------
Broward            31        6,385,283      3.06       205,977   5.048     644     728
---------------------------------------------------------------------------------------
Santa Clara        18        4,905,332      2.35       272,634   5.002     670     762
---------------------------------------------------------------------------------------
Fairfax            20        4,885,529      2.34       244,426   5.093     661     742
---------------------------------------------------------------------------------------
Other             641      132,516,799     63.50       206,768   5.033     620     734
---------------------------------------------------------------------------------------
Total:            974     $208,702,441    100.00%     $214,310   5.032%    620     734
---------------------------------------------------------------------------------------

------------------------------------------------------------------------
                                                          W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
County          FICO   Original   Original   Original    Term to    Loan
Distribution   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------
San Diego       803     25.90%     61.29%     80.00%       359        1
------------------------------------------------------------------------
Los Angeles     811     21.80      67.09      95.00        359        1
------------------------------------------------------------------------
Clark           809     29.66      78.00      95.00        359        1
------------------------------------------------------------------------
Maricopa        805     31.28      74.52      90.00        359        1
------------------------------------------------------------------------
Riverside       812     21.88      71.61      95.00        359        1
------------------------------------------------------------------------
Orange          813     22.64      69.29      90.00        359        1
------------------------------------------------------------------------
Sacramento      808     26.38      72.49      95.00        359        1
------------------------------------------------------------------------
Broward         816     18.21      76.88      95.00        359        1
------------------------------------------------------------------------
Santa Clara     803     22.30      56.17      80.00        359        1
------------------------------------------------------------------------
Fairfax         817     33.33      73.09      90.00        359        1
------------------------------------------------------------------------
Other           815     13.46      72.35      95.00        359        1
------------------------------------------------------------------------
Total:          817     13.46%     71.41%     95.00%       359        1
------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------
                                           Percent
                 Number      Aggregate     of Loans    Average
                   of         Current         by       Original    W.A.     Min.    W.A.
Original        Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
LTV               Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------
10.01 - 15.00        3     $    310,588      0.15%     $107,000   5.288%    744     780
----------------------------------------------------------------------------------------
15.01 - 20.00        4          528,575      0.25       132,144   4.509     714     733
----------------------------------------------------------------------------------------
20.01 - 25.00       10        1,875,625      0.90       187,750   4.623     703     765
----------------------------------------------------------------------------------------
25.01 - 30.00        9        1,295,342      0.62       144,175   4.680     703     755
----------------------------------------------------------------------------------------
30.01 - 35.00       14        2,332,605      1.12       166,843   4.878     682     772
----------------------------------------------------------------------------------------
35.01 - 40.00       18        4,192,383      2.01       233,033   4.790     673     765
----------------------------------------------------------------------------------------
40.01 - 45.00       29        6,043,802      2.90       208,419   4.956     623     737
----------------------------------------------------------------------------------------
45.01 - 50.00       38        8,336,650      3.99       219,386   4.927     648     750
----------------------------------------------------------------------------------------
50.01 - 55.00       36        7,241,941      3.47       201,224   4.917     627     740
----------------------------------------------------------------------------------------
55.01 - 60.00       40        8,661,534      4.15       216,567   4.906     648     746
----------------------------------------------------------------------------------------
60.01 - 65.00       56       13,013,594      6.24       232,416   4.909     627     735
----------------------------------------------------------------------------------------
65.01 - 70.00       82       19,286,354      9.24       235,203   5.082     625     719
----------------------------------------------------------------------------------------
70.01 - 75.00       95       20,948,929     10.04       220,532   5.003     621     718
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
Original         FICO   Original   Original   Original    Term to    Loan
LTV             Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
10.01 - 15.00    797     13.46%     13.86%     14.88%       359        1
-------------------------------------------------------------------------
15.01 - 20.00    755     15.65      17.44      19.10        359        1
-------------------------------------------------------------------------
20.01 - 25.00    807     20.50      22.40      23.52        359        1
-------------------------------------------------------------------------
25.01 - 30.00    812     25.90      27.56      29.66        358        2
-------------------------------------------------------------------------
30.01 - 35.00    798     31.24      32.87      35.00        359        1
-------------------------------------------------------------------------
35.01 - 40.00    815     35.09      37.79      40.00        359        1
-------------------------------------------------------------------------
40.01 - 45.00    809     40.15      42.86      44.72        359        1
-------------------------------------------------------------------------
45.01 - 50.00    816     45.29      47.94      50.00        359        1
-------------------------------------------------------------------------
50.01 - 55.00    803     50.34      52.67      55.00        359        1
-------------------------------------------------------------------------
55.01 - 60.00    808     55.05      57.87      60.00        359        1
-------------------------------------------------------------------------
60.01 - 65.00    813     60.12      62.59      65.00        359        1
-------------------------------------------------------------------------
65.01 - 70.00    817     65.27      68.31      70.00        359        1
-------------------------------------------------------------------------
70.01 - 75.00    809     70.01      73.44      75.00        359        1
-------------------------------------------------------------------------

----------------------------------------------------------------------------------------
75.01 - 80.00      435       94,325,924     45.20       216,858   5.075     622     741
----------------------------------------------------------------------------------------
80.01 - 85.00       11        1,870,741      0.90       170,130   5.045     620     677
----------------------------------------------------------------------------------------
85.01 - 90.00       41        8,420,637      4.03       205,393   5.146     627     709
----------------------------------------------------------------------------------------
90.01 - 95.00       53       10,017,215      4.80       189,004   5.269     622     702
----------------------------------------------------------------------------------------
Total:             974     $208,702,441    100.00%     $214,310   5.032%    620     734
----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
75.01 - 80.00    814     75.18      79.54      80.00        359        1
-------------------------------------------------------------------------
80.01 - 85.00    774     80.83      84.12      85.00        359        1
-------------------------------------------------------------------------
85.01 - 90.00    795     85.37      89.43      90.00        359        1
-------------------------------------------------------------------------
90.01 - 95.00    805     94.51      94.97      95.00        359        1
-------------------------------------------------------------------------
Total:           817     13.46%     71.41%     95.00%       359        1
-------------------------------------------------------------------------

W.A.: 71.41%
Lowest: 13.46%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------------
                                   Percent
           Number     Aggregate    of Loans   Average                                                                W.A.
             of        Current        by      Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
Original  Mortgage    Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Term        Loans      Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
360          974    $208,702,441   100.00%    $214,310  5.032%   620    734    817    13.46%    71.41%    95.00%      359       1
----------------------------------------------------------------------------------------------------------------------------------
Total:       974    $208,702,441   100.00%    $214,310  5.032%   620    734    817    13.46%    71.41%    95.00%      359       1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.
..

                            Global Structured Finance

                              BoAMS 2004-G Group 4
                                    7-1 ARMs
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $44,185,569.71
Loan Count: 86
Cut-off Date: 2004-07-01
Avg. Loan Balance: $513,785.69
Avg. Orig. Balance: $514,741.37
Accelerated Docs: 63.44%
W.A. FICO: 739
W.A. Orig. LTV: 68.80%
W.A. Cut-Off LTV: 68.70%
W.A. Gross Coupon: 5.343%
W.A. Net Coupon: 5.091%
W.A. Svcg Fee: 0.250%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 357 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 COLTV: 0.00%
% over 100 COLTV: 0.00%
% with PMI: 0.00%
% over 80 with PMI: 0.00%
W.A. MI Coverage:
W.A. MI Adjusted LTV: 68.70%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.67%

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
250,001 - 350,000         3.86%
-------------------------------
350,001 - 450,000        30.17
-------------------------------
450,001 - 550,000        23.43
-------------------------------
550,001 - 650,000        17.51
-------------------------------
650,001 - 750,000         7.86
-------------------------------
750,001 - 850,000         3.52
-------------------------------
950,001 - 1,050,000      11.18
-------------------------------
1,050,001 - 1,150,000     2.48
-------------------------------
Total:                  100.00%
-------------------------------

Average: $514,741.37
Lowest: $338,075.20
Highest: $1,096,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

-------------------------------
Cut-Off Balance         Percent
-------------------------------
250,001 - 350,000         3.86%
-------------------------------
350,001 - 450,000        30.17
-------------------------------
450,001 - 550,000        23.43
-------------------------------
550,001 - 650,000        17.51
-------------------------------
650,001 - 750,000         7.86
-------------------------------
750,001 - 850,000         3.52
-------------------------------
950,001 - 1,050,000      11.18
-------------------------------
1,050,001 - 1,150,000     2.48
-------------------------------
Total:                  100.00%
-------------------------------

Average: $513,785.69
Lowest: $334,448.61
Highest: $1,094,908.92

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

5. Coupon

-----------------------
Coupon          Percent
-----------------------
3.876 - 4.000     0.94%
-----------------------
4.001 - 4.125     1.62
-----------------------
4.126 - 4.250     2.96
-----------------------
4.251 - 4.375     2.09
-----------------------
4.376 - 4.500     4.66
-----------------------
4.501 - 4.625     1.01
-----------------------

-----------------------
4.626 - 4.750     3.40
-----------------------
4.751 - 4.875     3.97
-----------------------
4.876 - 5.000    10.38
-----------------------
5.001 - 5.125     5.88
-----------------------
5.126 - 5.250     3.71
-----------------------
5.251 - 5.375     6.43
-----------------------
5.376 - 5.500    13.13
-----------------------
5.501 - 5.625    10.09
-----------------------
5.626 - 5.750     7.75
-----------------------
5.751 - 5.875    11.49
-----------------------
5.876 - 6.000     6.42
-----------------------
6.001 - 6.125     2.37
-----------------------
6.126 - 6.250     0.83
-----------------------
6.376 - 6.500     0.86
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.343%
Lowest: 4.000%
Highest: 6.500%

--------------------------------------------------------------------------------

6. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        6.82%
----------------------
750 - 799       45.65
----------------------
700 - 749       26.42
----------------------
650 - 699       11.66
----------------------
600 - 649        9.46
----------------------
Total:         100.00%
----------------------

W.A.: 739
Lowest: 623
Highest: 819

--------------------------------------------------------------------------------

7. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE            100.00%
-----------------------

-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

8. Product Type

--------------------------
Product Type       Percent
--------------------------
7/23 12 MO LIBOR    97.19%
--------------------------
7/13 12 MO LIBOR     1.53
--------------------------
7/18 12 MO LIBOR     1.27
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

9. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

10. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Refinance-Rate/Term    23.38%
-----------------------------
Refinance-Cashout      19.94
-----------------------------
Purchase               56.68
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

11. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/o PMI   100.00%
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

12. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              68.19%
-----------------------
PUD Detach       16.97
-----------------------
Condo            11.78
-----------------------
PUD Attach        1.09
-----------------------
Cooperative       1.08
-----------------------
Townhouse         0.91
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

13. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             95.49%
--------------------------
Investor             2.70
--------------------------
Secondary            1.80
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

14. Documentation

-----------------------
Documentation   Percent
-----------------------
Standard         36.56%
-----------------------
Rapid            33.99
-----------------------
Reduced          29.45
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. State

--------------------
State        Percent
--------------------
California    39.66%
--------------------
Virginia       8.08
--------------------
Florida        7.21
--------------------
Illinois       6.09
--------------------
Texas          6.04
--------------------
Other         32.93
--------------------

--------------------
Total:       100.00%
--------------------

--------------------------------------------------------------------------------

16. California

-----------------------------
California            Percent
-----------------------------
Northern California    36.36%
-----------------------------
Southern California    63.64
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

17. Zip Code

------------------
Zip Code   Percent
------------------
92679        2.67%
------------------
94010        2.48
------------------
92629        2.26
------------------
90069        2.26
------------------
63106        2.26
------------------
Other       88.07
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

18. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

19. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

20. OLTV

-----------------------
OLTV            Percent
-----------------------
20.01 - 25.00     0.80%
-----------------------
25.01 - 30.00     2.30
-----------------------
30.01 - 35.00     2.42
-----------------------
35.01 - 40.00     1.07
-----------------------
40.01 - 45.00     1.50
-----------------------
45.01 - 50.00     3.62
-----------------------
50.01 - 55.00     2.33
-----------------------
55.01 - 60.00     8.03
-----------------------
60.01 - 65.00     6.50
-----------------------
65.01 - 70.00    11.14
-----------------------
70.01 - 75.00    10.23
-----------------------
75.01 - 80.00    50.05
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.80%
Lowest: 24.45%
Highest: 80.00%

--------------------------------------------------------------------------------

21. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
20.01 - 25.00     0.80%
-----------------------
25.01 - 30.00     2.30
-----------------------
30.01 - 35.00     2.42
-----------------------
35.01 - 40.00     1.07
-----------------------
40.01 - 45.00     1.50
-----------------------
45.01 - 50.00     3.62
-----------------------
50.01 - 55.00     2.33
-----------------------
55.01 - 60.00     8.97
-----------------------
60.01 - 65.00     5.56
-----------------------
65.01 - 70.00    11.14
-----------------------
70.01 - 75.00    10.23
-----------------------
75.01 - 80.00    50.05
-----------------------
Total:          100.00%
-----------------------

W.A.: 68.70%
Lowest: 24.42%
Highest: 80.00%

--------------------------------------------------------------------------------

22. Delinquency*

----------------------
Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

23. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                         100.00%
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.0 months
Lowest: 0 months
Highest: 0 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
NONE                 100.00%
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
240               1.53%
-----------------------
300               1.27
-----------------------
360              97.19
-----------------------
Total:          100.00%
-----------------------

W.A.: 357.4 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
235 - 240                  1.53%
--------------------------------
295 - 300                  1.27
--------------------------------
349 - 354                  5.71
--------------------------------
355 - 360                 91.49
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 356.2 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

----------------------------
Cutoff Loan Age      Percent
----------------------------
0                     30.09%
----------------------------
1 - 6                 65.55
----------------------------
7 - 12                 4.37
----------------------------
Total:               100.00%
----------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 10 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
5.000                100.00%
----------------------------
Total:               100.00%
----------------------------

W.A.: 5.000%
Lowest: 5.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.001 - 9.000           0.94%
-----------------------------
9.001 - 10.000         30.09
-----------------------------
10.001 - 11.000        64.90
-----------------------------
11.001 - 12.000         4.06
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.343%
Lowest: 9.000%
Highest: 11.500%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
73 - 78             5.71%
-------------------------
79 - 84            94.29
-------------------------
Total:            100.00%
-------------------------

W.A.: 82.8 months
Lowest: 74 months
Highest: 84 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                              BoAMS 2004-G Group 4
                                    7-1 ARMs

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                                                  Percent
                         Number     Aggregate     of Loans    Average
                           of        Current         by       Original     W.A.     Min.    W.A.
                        Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Original Balance         Loans       Balance      Balance     Balance     Coupon   Score   Score
---------------------------------------------------------------------------------------------------
250,001 - 350,000           5      $ 1,703,506       3.86%   $  341,755    5.279%   631     723
---------------------------------------------------------------------------------------------------
350,001 - 450,000          34       13,329,218      30.17       392,543    5.370    623     729
---------------------------------------------------------------------------------------------------
450,001 - 550,000          21       10,354,015      23.43       494,135    5.394    633     723
---------------------------------------------------------------------------------------------------
550,001 - 650,000          13        7,737,810      17.51       596,718    5.291    634     752
---------------------------------------------------------------------------------------------------
650,001 - 750,000           5        3,473,506       7.86       696,640    5.367    625     733
---------------------------------------------------------------------------------------------------
750,001 - 850,000           2        1,553,414       3.52       777,600    5.247    786     786
---------------------------------------------------------------------------------------------------
950,001 - 1,050,000         5        4,939,192      11.18       988,790    5.132    741     771
---------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000       1        1,094,909       2.48     1,096,000    6.000    759     759
---------------------------------------------------------------------------------------------------
Total:                     86      $44,185,570     100.00%   $  514,741    5.343%   623     739
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                        FICO    Original   Original   Original    Term to    Loan
Original Balance        Score     LTV        LTV        LTV       Maturity    Age
---------------------------------------------------------------------------------
250,001 - 350,000        772     59.13%     72.89%     80.00%       357        3
---------------------------------------------------------------------------------
350,001 - 450,000        812     24.45      68.53      80.00        359        1
---------------------------------------------------------------------------------
450,001 - 550,000        819     31.55      70.24      80.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        802     25.62      65.23      80.00        354        1
---------------------------------------------------------------------------------
650,001 - 750,000        799     44.14      63.15      76.21        335        2
---------------------------------------------------------------------------------
750,001 - 850,000        787     60.55      70.16      80.00        359        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      791     56.29      71.80      77.82        359        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    759     80.00      80.00      80.00        359        1
---------------------------------------------------------------------------------
Total:                   819     24.45%     68.80%     80.00%       356        1
---------------------------------------------------------------------------------

Average: $514,741.37
Lowest: $338,075.20
Highest: $1,096,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------
                                         Percent
                 Number     Aggregate    of Loans    Average
                   of        Current        by       Original    W.A.     Min.    W.A.
                Mortgage    Principal   Principal   Principal   Gross    FICO    FICO
Gross Coupon     Loans       Balance     Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------
3.876 - 4.000       1      $  415,828      0.94%     $422,000    4.000%   772     772
--------------------------------------------------------------------------------------
4.001 - 4.125       2         717,991      1.62       359,234    4.125    628     669
--------------------------------------------------------------------------------------
4.126 - 4.250       2       1,309,707      2.96       655,769    4.250    788     789
--------------------------------------------------------------------------------------
4.251 - 4.375       2         922,755      2.09       462,000    4.375    756     770
--------------------------------------------------------------------------------------
4.376 - 4.500       4       2,059,873      4.66       520,397    4.500    690     751
--------------------------------------------------------------------------------------
4.501 - 4.625       1         446,445      1.01       447,020    4.625    681     681
--------------------------------------------------------------------------------------
4.626 - 4.750       3       1,500,109      3.40       500,720    4.750    688     733
--------------------------------------------------------------------------------------
4.751 - 4.875       4       1,754,872      3.97       439,400    4.875    740     772
--------------------------------------------------------------------------------------
4.876 - 5.000       7       4,585,179     10.38       656,625    5.000    671     745
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO    Original   Original   Original    Term to    Loan
Gross Coupon    Score     LTV        LTV        LTV       Maturity    Age
-------------------------------------------------------------------------
3.876 - 4.000    772      60.29%    60.29%      60.29%      350       10
-------------------------------------------------------------------------
4.001 - 4.125    715      80.00     80.00       80.00       360        0
-------------------------------------------------------------------------
4.126 - 4.250    791      24.45     47.68       56.29       359        1
-------------------------------------------------------------------------
4.251 - 4.375    781      69.04     70.35       72.07       359        1
-------------------------------------------------------------------------
4.376 - 4.500    819      25.62     46.51       80.00       356        4
-------------------------------------------------------------------------
4.501 - 4.625    681      80.00     80.00       80.00       359        1
-------------------------------------------------------------------------
4.626 - 4.750    790      77.22     78.29       80.00       359        1
-------------------------------------------------------------------------
4.751 - 4.875    809      29.03     59.52       80.00       359        1
-------------------------------------------------------------------------
4.876 - 5.000    791      31.55     65.58       80.00       358        2
-------------------------------------------------------------------------

-------------------------------------------------------------------------------
5.001 - 5.125       5        2,598,483      5.88       521,839    5.125    634
-------------------------------------------------------------------------------
5.126 - 5.250       3        1,640,816      3.71       547,567    5.250    697
-------------------------------------------------------------------------------
5.251 - 5.375       5        2,838,983      6.43       568,350    5.375    705
-------------------------------------------------------------------------------
5.376 - 5.500      10        5,800,675     13.13       580,555    5.500    652
-------------------------------------------------------------------------------
5.501 - 5.625      10        4,460,135     10.09       446,436    5.625    625
-------------------------------------------------------------------------------
5.626 - 5.750       7        3,424,313      7.75       489,307    5.750    631
-------------------------------------------------------------------------------
5.751 - 5.875      11        5,075,398     11.49       462,007    5.875    633
-------------------------------------------------------------------------------
5.876 - 6.000       5        2,838,553      6.42       568,087    6.000    623
-------------------------------------------------------------------------------
6.001 - 6.125       2        1,049,000      2.37       524,500    6.125    706
-------------------------------------------------------------------------------
6.126 - 6.250       1          366,800      0.83       366,800    6.250    663
-------------------------------------------------------------------------------
6.376 - 6.500       1          379,656      0.86       380,000    6.500    785
-------------------------------------------------------------------------------
Total:             86      $44,185,570    100.00%     $514,741    5.343%   623
-------------------------------------------------------------------------------

---------------------------------------------------------------------------------
5.001 - 5.125    748     802      59.13     73.50       80.00       344        3
---------------------------------------------------------------------------------
5.126 - 5.250    722     780      79.69     79.93       80.00       359        1
---------------------------------------------------------------------------------
5.251 - 5.375    752     781      77.01     78.63       80.00       359        1
---------------------------------------------------------------------------------
5.376 - 5.500    745     802      50.80     71.26       80.00       359        1
---------------------------------------------------------------------------------
5.501 - 5.625    723     798      32.23     62.12       80.00       341        1
---------------------------------------------------------------------------------
5.626 - 5.750    748     812      50.00     67.37       78.16       360        0
---------------------------------------------------------------------------------
5.751 - 5.875    721     792      39.91     71.36       80.00       360        0
---------------------------------------------------------------------------------
5.876 - 6.000    732     802      56.06     74.43       80.00       359        1
---------------------------------------------------------------------------------
6.001 - 6.125    715     723      73.51     76.48       80.00       360        0
---------------------------------------------------------------------------------
6.126 - 6.250    663     663      70.00     70.00       70.00       360        0
---------------------------------------------------------------------------------
6.376 - 6.500    785     785      80.00     80.00       80.00       359        1
---------------------------------------------------------------------------------
Total:           739     819      24.45%    68.80%      80.00%      356        1
---------------------------------------------------------------------------------

W.A.: 5.343%
Lowest: 4.000%
Highest: 6.500%

--------------------------------------------------------------------------------

3. Credit Score

--------------------------------------------------------------------------------------
                                         Percent
                Number     Aggregate     of Loans    Average
                  of        Current         by       Original    W.A.     Min.    W.A.
               Mortgage    Principal    Principal   Principal   Gross    FICO    FICO
Credit Score    Loans       Balance      Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------
800 - 824          6      $ 3,011,828      6.82%     $503,417    5.304%   802     807
--------------------------------------------------------------------------------------
775 - 799         20       11,539,065     26.12       577,984    5.173    777     788
--------------------------------------------------------------------------------------
750 - 774         15        8,629,939     19.53       576,223    5.391    753     764
--------------------------------------------------------------------------------------
725 - 749          8        4,081,370      9.24       511,055    5.481    730     739
--------------------------------------------------------------------------------------
700 - 724         16        7,590,540     17.18       475,220    5.419    703     711
--------------------------------------------------------------------------------------
675 - 699          6        2,697,163      6.10       451,027    4.973    678     687
--------------------------------------------------------------------------------------
650 - 674          6        2,456,404      5.56       409,750    5.610    652     665
--------------------------------------------------------------------------------------
625 - 649          8        3,814,359      8.63       477,839    5.504    625     634
--------------------------------------------------------------------------------------
600 - 624          1          364,902      0.83       364,902    6.000    623     623
--------------------------------------------------------------------------------------
Total:            86      $44,185,570    100.00%     $514,741    5.343%   623     739
--------------------------------------------------------------------------------------

------------------------------------------------------------------------

                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
               FICO    Original   Original   Original    Term to    Loan
Credit Score   Score     LTV        LTV        LTV       Maturity    Age
------------------------------------------------------------------------
800 - 824       819     50.00%     60.04%     80.00%       358        2
------------------------------------------------------------------------
775 - 799       799     24.45      64.35      80.00        359        1
------------------------------------------------------------------------
750 - 774       774     57.00      74.66      80.00        359        1
------------------------------------------------------------------------
725 - 749       747     59.13      69.88      80.00        359        1
------------------------------------------------------------------------
700 - 724       724     44.14      71.63      80.00        359        1
------------------------------------------------------------------------
675 - 699       697     31.55      65.95      80.00        357        3
------------------------------------------------------------------------
650 - 674       674     50.80      70.87      80.00        359        1
------------------------------------------------------------------------
625 - 649       649     39.91      69.77      80.00        329        1
------------------------------------------------------------------------
600 - 624       623     69.77      69.77      69.77        360        0
------------------------------------------------------------------------
Total:          819     24.45%     68.80%     80.00%       356        1
------------------------------------------------------------------------

W.A.: 739
Lowest: 623
Highest: 819

--------------------------------------------------------------------------------

4. Index

-------------------------------------------------------------------------------------------------------------------------------
                                Percent
         Number    Aggregate    of Loans   Average                                                                 W.A.
           of       Current        by      Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
        Mortgage   Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Index    Loans      Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
-------------------------------------------------------------------------------------------------------------------------------
12ML       86     $44,185,570   100.00%    $514,741  5.343%   623    739    819    24.45%    68.80%    80.00%      356       1
-------------------------------------------------------------------------------------------------------------------------------
Total:     86     $44,185,570   100.00%    $514,741  5.343%   623    739    819    24.45%    68.80%    80.00%      356       1
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------
                                                Percent
                       Number     Aggregate    of Loans     Average
                         of        Current         by       Original    W.A.     Min.    W.A.
                      Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Loan Purpose           Loans       Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------
Purchase                 46      $25,042,616     56.68%     $545,056   5.336%    628     754
---------------------------------------------------------------------------------------------
Refinance-Rate/Term      21       10,332,685     23.38       493,820   5.143     625     724
---------------------------------------------------------------------------------------------
Refinance-Cashout        19        8,810,269     19.94       464,472   5.598     623     717
---------------------------------------------------------------------------------------------
Total:                   86      $44,185,570    100.00%     $514,741   5.343%    623     739
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               819     29.03%     73.98%     80.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    802     24.45      58.40      80.00        347        2
-------------------------------------------------------------------------------
Refinance-Cashout      802     39.91      66.30      80.00        359        1
-------------------------------------------------------------------------------
Total:                 819     24.45%     68.80%     80.00%       356        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

-------------------------------------------------------------------------------------
                                        Percent
               Number     Aggregate    of Loans     Average
                 of        Current        by        Original    W.A.     Min.    W.A.
Property      Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Type           Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
SFR              59      $30,128,002     68.19%     $511,832   5.305%    631     740
-------------------------------------------------------------------------------------
PUD Detach       15        7,497,537     16.97       500,142   5.432     623     723
-------------------------------------------------------------------------------------
Condo             9        5,203,748     11.78       578,617   5.408     634     750
-------------------------------------------------------------------------------------
PUD Attach        1          480,000      1.09       480,000   6.125     706     706
-------------------------------------------------------------------------------------
Cooperative       1          476,283      1.08       480,000   4.500     819     819
-------------------------------------------------------------------------------------
Townhouse         1          400,000      0.91       400,000   5.750     812     812
-------------------------------------------------------------------------------------
Total:           86      $44,185,570    100.00%     $514,741   5.343%    623     739
-------------------------------------------------------------------------------------

-----------------------------------------------------------------------
                                                          W.A.
               Max.     Min.       W.A.       Max.     Remaining   W.A.
Property       FICO   Original   Original   Original    Term to    Loan
Type          Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------
SFR            809     24.45%     67.52%     80.00%        357       2
-----------------------------------------------------------------------
PUD Detach     799     59.81      74.01      80.00         349       0
-----------------------------------------------------------------------
Condo          791     29.03      70.90      80.00         359       1
-----------------------------------------------------------------------
PUD Attach     706     80.00      80.00      80.00         360       0
-----------------------------------------------------------------------
Cooperative    819     50.00      50.00      50.00         358       2
-----------------------------------------------------------------------
Townhouse      812     50.00      50.00      50.00         360       0
-----------------------------------------------------------------------
Total:         819     24.45%     68.80%     80.00%        356       1
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------------------------------------------
                                   Percent
            Number    Aggregate    of Loans   Average                                                                 W.A.
              of       Current        by      Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
Occupancy  Mortgage   Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Status      Loans      Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
Primary        81    $42,194,450    95.49%    $521,906  5.327%   623    740    819    24.45%    69.12%    80.00%       356      1
----------------------------------------------------------------------------------------------------------------------------------
Investor        3      1,194,610     2.70      398,467  6.031    663    700    724    58.86     69.27     80.00        359      1
----------------------------------------------------------------------------------------------------------------------------------
Secondary       2        796,510     1.80      399,000  5.148    755    775    790    29.03     51.27     80.00        358      2
----------------------------------------------------------------------------------------------------------------------------------
Total:         86    $44,185,570   100.00%    $514,741  5.343%   623    739    819    24.45%    68.80%    80.00%       356      1
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

----------------------------------------------------------------------------------------------
                                                 Percent
                        Number     Aggregate    of Loans     Average
                          of        Current        by        Original    W.A.     Min.    W.A.
Geographic             Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
Distribution            Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
California                33      $17,522,014     39.66%     $531,967   5.471%    631     738
----------------------------------------------------------------------------------------------
Virginia                   8        3,571,323      8.08       446,674   5.202     628     738
----------------------------------------------------------------------------------------------
Florida                    7        3,185,376      7.21       456,414   5.218     671     745
----------------------------------------------------------------------------------------------
Illinois                   5        2,689,524      6.09       539,120   4.973     755     783
----------------------------------------------------------------------------------------------
Texas                      5        2,667,315      6.04       535,681   5.272     649     752
----------------------------------------------------------------------------------------------
New York                   3        2,028,644      4.59       678,167   5.437     633     713
----------------------------------------------------------------------------------------------
Georgia                    4        1,734,096      3.92       433,955   5.066     663     688
----------------------------------------------------------------------------------------------
Maryland                   3        1,613,940      3.65       538,300   5.577     705     754
----------------------------------------------------------------------------------------------
Missouri                   2        1,561,616      3.53       782,348   5.045     634     734
----------------------------------------------------------------------------------------------
District of Columbia       3        1,541,890      3.49       514,547   5.316     744     751
----------------------------------------------------------------------------------------------
Washington                 3        1,512,064      3.42       505,634   5.520     623     757
----------------------------------------------------------------------------------------------
North Carolina             3        1,463,580      3.31       488,167   5.376     625     683
----------------------------------------------------------------------------------------------
Colorado                   2          790,000      1.79       395,000   5.567     711     744
----------------------------------------------------------------------------------------------
Arizona                    1          633,672      1.43       634,400   5.250     710     710
----------------------------------------------------------------------------------------------
Connecticut                1          569,315      1.29       570,000   5.000     753     753
----------------------------------------------------------------------------------------------
New Jersey                 1          390,000      0.88       390,000   4.875     809     809
----------------------------------------------------------------------------------------------
South Carolina             1          372,000      0.84       372,000   5.375     715     715
----------------------------------------------------------------------------------------------
Oregon                     1          339,200      0.77       339,200   5.875     772     772
----------------------------------------------------------------------------------------------
Total:                    86      $44,185,570    100.00%     $514,741   5.343%    623     739
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   W.A.
                        Max.     Min.       W.A.       Max.     Remaining   W.A.
Geographic              FICO   Original   Original   Original    Term to    Loan
Distribution           Score      LTV        LTV        LTV      Maturity    Age
--------------------------------------------------------------------------------
California              793     31.55%     70.36%     80.00%       359        1
--------------------------------------------------------------------------------
Virginia                812     24.45      62.83      80.00        360        0
--------------------------------------------------------------------------------
Florida                 790     29.03      69.44      80.00        358        2
--------------------------------------------------------------------------------
Illinois                819     50.00      71.12      80.00        359        1
--------------------------------------------------------------------------------
Texas                   802     25.62      52.11      70.47        359        1
--------------------------------------------------------------------------------
New York                741     61.18      70.30      79.92        359        1
--------------------------------------------------------------------------------
Georgia                 707     66.90      73.58      80.00        359        1
--------------------------------------------------------------------------------
Maryland                799     59.81      70.47      80.00        359        1
--------------------------------------------------------------------------------
Missouri                791     73.82      75.99      77.22        337        1
--------------------------------------------------------------------------------
District of Columbia    758     60.27      73.03      80.00        359        1
--------------------------------------------------------------------------------
Washington              802     32.23      59.98      80.00        357        3
--------------------------------------------------------------------------------
North Carolina          783     61.67      69.71      77.22        304        1
--------------------------------------------------------------------------------
Colorado                773     64.60      70.31      75.22        360        0
--------------------------------------------------------------------------------
Arizona                 710     80.00      80.00      80.00        359        1
--------------------------------------------------------------------------------
Connecticut             753     57.00      57.00      57.00        359        1
--------------------------------------------------------------------------------
New Jersey              809     71.56      71.56      71.56        360        0
--------------------------------------------------------------------------------
South Carolina          715     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------------
Oregon                  772     80.00      80.00      80.00        360        0
--------------------------------------------------------------------------------
Total:                  819     24.45%     68.80%     80.00%       356        1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

-------------------------------------------------------------------------------------------
                                              Percent
                    Number      Aggregate     of Loans    Average
                      of         Current         by       Original    W.A.     Min.    W.A.
County             Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
Distribution         Loans       Balance      Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------------
Los Angeles            8       $ 4,791,845     10.84%     $601,291   5.069%    631     727
-------------------------------------------------------------------------------------------
Orange                 9         4,757,666     10.77       529,112   5.674     634     714
-------------------------------------------------------------------------------------------
Cook                   3         1,893,442      4.29       632,667   5.120     787     795
-------------------------------------------------------------------------------------------
San Mateo              2         1,644,348      3.72       823,000   5.958     732     750
-------------------------------------------------------------------------------------------
St. Louis              2         1,561,616      3.53       782,348   5.045     634     734
-------------------------------------------------------------------------------------------
Dist Of Columbia       3         1,541,890      3.49       514,547   5.316     744     751
-------------------------------------------------------------------------------------------
Fairfax                3         1,521,139      3.44       507,433   5.633     706     766
-------------------------------------------------------------------------------------------
King                   3         1,512,064      3.42       505,634   5.520     623     757
-------------------------------------------------------------------------------------------
Contra Costa           3         1,507,665      3.41       502,867   5.692     777     788
-------------------------------------------------------------------------------------------
Dallas                 3         1,313,222      2.97       438,238   5.769     649     718
-------------------------------------------------------------------------------------------
Other                 47        22,140,672     50.11       471,927   5.246     625     736
-------------------------------------------------------------------------------------------
Total:                86       $44,185,570    100.00%     $514,741   5.343%    623     739
-------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                              W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
County              FICO   Original   Original   Original    Term to    Loan
Distribution       Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Los Angeles         788     31.55%     62.89%     80.00%       357        3
----------------------------------------------------------------------------
Orange              771     39.91      70.28      80.00        359        1
----------------------------------------------------------------------------
Cook                819     50.00      69.06      80.00        359        1
----------------------------------------------------------------------------
San Mateo           759     72.85      77.61      80.00        359        1
----------------------------------------------------------------------------
St. Louis           791     73.82      75.99      77.22        337        1
----------------------------------------------------------------------------
Dist Of Columbia    758     60.27      73.03      80.00        359        1
----------------------------------------------------------------------------
Fairfax             802     51.59      67.79      80.00        359        1
----------------------------------------------------------------------------
King                802     32.23      59.98      80.00        357        3
----------------------------------------------------------------------------
Contra Costa        793     75.93      78.30      80.00        359        1
----------------------------------------------------------------------------
Dallas              802     46.52      58.50      70.47        359        1
----------------------------------------------------------------------------
Other               812     24.45      68.93      80.00        355        1
----------------------------------------------------------------------------
Total:              819     24.45%     68.80%     80.00%       356        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

---------------------------------------------------------------------------------------
                                          Percent
                 Number     Aggregate     of Loans    Average
                   of        Current         by       Original    W.A.     Min.    W.A.
Original        Mortgage    Principal    Principal   Principal    Gross    FICO    FICO
LTV               Loans      Balance      Balance     Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------
20.01 - 25.00       1      $   354,049      0.80%     $354,537   4.250%    791     791
---------------------------------------------------------------------------------------
25.01 - 30.00       2        1,016,730      2.30       513,245   4.666     785     787
---------------------------------------------------------------------------------------
30.01 - 35.00       2        1,070,256      2.42       538,288   5.324     678     740
---------------------------------------------------------------------------------------
35.01 - 40.00       1          470,975      1.07       470,975   5.875     639     639
---------------------------------------------------------------------------------------
40.01 - 45.00       1          664,214      1.50       673,100   4.500     705     705
---------------------------------------------------------------------------------------
45.01 - 50.00       4        1,601,446      3.62       401,642   5.322     688     764
---------------------------------------------------------------------------------------
50.01 - 55.00       2        1,028,873      2.33       515,000   5.500     652     747
---------------------------------------------------------------------------------------
55.01 - 60.00       6        3,546,522      8.03       592,100   5.217     724     775
---------------------------------------------------------------------------------------
60.01 - 65.00       6        2,871,443      6.50       480,007   5.067     711     760
---------------------------------------------------------------------------------------
65.01 - 70.00       9        4,924,451     11.14       547,356   5.524     623     702
---------------------------------------------------------------------------------------
70.01 - 75.00       9        4,520,367     10.23       502,760   5.408     634     720
---------------------------------------------------------------------------------------
75.01 - 80.00      43       22,116,243     50.05       515,019   5.403     628     741
---------------------------------------------------------------------------------------
Total:             86      $44,185,570    100.00%     $514,741   5.343%    623     739
---------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                           W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
Original         FICO   Original   Original   Original    Term to    Loan
LTV             Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
20.01 - 25.00    791     24.45%     24.45%     24.45%       359        1
-------------------------------------------------------------------------
25.01 - 30.00    790     25.62      27.13      29.03        358        2
-------------------------------------------------------------------------
30.01 - 35.00    798     31.55      31.90      32.23        355        5
-------------------------------------------------------------------------
35.01 - 40.00    639     39.91      39.91      39.91        360        0
-------------------------------------------------------------------------
40.01 - 45.00    705     44.14      44.14      44.14        351        9
-------------------------------------------------------------------------
45.01 - 50.00    819     45.21      48.12      50.00        359        1
-------------------------------------------------------------------------
50.01 - 55.00    802     50.80      51.30      51.59        359        1
-------------------------------------------------------------------------
55.01 - 60.00    802     56.06      57.70      59.81        359        1
-------------------------------------------------------------------------
60.01 - 65.00    786     60.27      61.24      64.60        358        2
-------------------------------------------------------------------------
65.01 - 70.00    781     65.09      68.25      70.00        343        0
-------------------------------------------------------------------------
70.01 - 75.00    809     70.12      72.68      75.00        352        1
-------------------------------------------------------------------------
75.01 - 80.00    802     75.22      78.98      80.00        359        1
-------------------------------------------------------------------------
Total:           819     24.45%     68.80%     80.00%       356        1
-------------------------------------------------------------------------

W.A.: 68.80%
Lowest: 24.45%
Highest: 80.00%

--------------------------------------------------------------------------------

11.  Original Term

---------------------------------------------------------------------------------------------------------------------------------
                                  Percent
           Number    Aggregate    of Loans   Average                                                                W.A.
             of       Current        by      Original   W.A.    Min.   W.A.   Max.    Min.      W.A.      Max.    Remaining  W.A.
Original  Mortgage   Principal   Principal  Principal   Gross   FICO   FICO   FICO  Original  Original  Original   Term to   Loan
Term        Loans     Balance     Balance    Balance   Coupon  Score  Score  Score     LTV       LTV       LTV     Maturity   Age
---------------------------------------------------------------------------------------------------------------------------------
240           1     $   677,500     1.53%    $677,500  5.625%   625    625    625    69.49%    69.49%    69.49%      240       0
---------------------------------------------------------------------------------------------------------------------------------
300           1         562,818     1.27      564,696  5.125    634    634    634    73.82     73.82     73.82       299       1
---------------------------------------------------------------------------------------------------------------------------------
360          84      42,945,252    97.19      512,209  5.341    623    742    819    24.45     68.73     80.00       359       1
---------------------------------------------------------------------------------------------------------------------------------
Total:       86     $44,185,570   100.00%    $514,741  5.343%   623    739    819    24.45%    68.80%    80.00%      356       1
---------------------------------------------------------------------------------------------------------------------------------

W.A.: 357.4 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-G
                                 Total Combined
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $1,013,644,196.48
Loan Count: 2,492
Cut-off Date: 2004-07-01
Avg. Loan Balance: $406,759.31
Avg. Orig. Balance: $407,503.31
Accelerated Docs: 56.29%
W.A. FICO: 735
W.A. Orig. LTV: 70.98%
W.A. Cut-Off LTV: 70.88%
W.A. Gross Coupon: 5.005%
W.A. Net Coupon: 4.737%
W.A. Svcg Fee: 0.266%
W.A. Trustee Fee: 0.0020%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 358 months
W.A. Age: 1 months
% over 80 OLTV: 4.01%
% over 100 OLTV: 0.00%
% with PMI: 4.01%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 25.67%
W.A. MI Adjusted LTV: 69.94%
% Second Lien: 0.00%
% with Prepay Penalty: 0.45%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.70%

* FICO not available for 6 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

-------------------------------
Original Balance        Percent
-------------------------------
<= $250,000              10.63%
-------------------------------
$250,001 - $350,000      12.63
-------------------------------
$350,001 - $450,000      22.39
-------------------------------
$450,001 - $550,000      18.53
-------------------------------
$550,001 - $650,000      12.24
-------------------------------
$650,001 - $750,000       7.87
-------------------------------
$750,001 - $850,000       4.16
-------------------------------
$850,001 - $950,000       3.80
-------------------------------
$950,001 - $1,050,000     4.01
-------------------------------

---------------------------------
$1,050,001 - $1,150,000     0.87
---------------------------------
$1,150,001 - $1,250,000     0.96
---------------------------------
over $1,250,001             1.90
---------------------------------
Total:                    100.00%
---------------------------------

Average: $407,503.31
Lowest: $25,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

---------------------------------
Cut-Off Balance           Percent
---------------------------------
<= $250,000                10.63%
---------------------------------
$250,001 - $350,000        12.76
---------------------------------
$350,001 - $450,000        22.53
---------------------------------
$450,001 - $550,000        18.41
---------------------------------
$550,001 - $650,000        12.09
---------------------------------
$650,001 - $750,000         7.95
---------------------------------
$750,001 - $850,000         4.09
---------------------------------
$850,001 - $950,000         3.80
---------------------------------
$950,001 - $1,050,000       4.11
---------------------------------
$1,050,001 - $1,150,000     0.87
---------------------------------
$1,150,001 - $1,250,000     0.96
---------------------------------
>= $1,250,001               1.81
---------------------------------
Total:                    100.00%
---------------------------------

Average: $406,759.31
Lowest: $14,957.29
Highest: $1,500,000.00

--------------------------------------------------------------------------------

4. Lien Position

-----------------------
Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%
-----------------------

5. Buydown Agreement

---------------------------
Buydown Agreement   Percent
---------------------------
N                    99.73%
---------------------------
Y                     0.27
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

6. Loan Type

------------------------------
Loan Type              Percent
------------------------------
Conventional w/ PMI      4.01%
------------------------------
Conventional w/o PMI    95.99
------------------------------
Total:                 100.00%
------------------------------

--------------------------------------------------------------------------------

7. Coupon

-----------------------
Coupon          Percent
-----------------------
2.751 - 3.000     0.09%
-----------------------
3.251 - 3.500     0.15
-----------------------
3.501 - 3.750     1.07
-----------------------
3.751 - 4.000     2.93
-----------------------
4.001 - 4.250     6.16
-----------------------
4.251 - 4.500     9.99
-----------------------
4.501 - 4.750    12.05
-----------------------
4.751 - 5.000    19.11
-----------------------
5.001 - 5.250    20.29
-----------------------
5.251 - 5.500    16.08
-----------------------
5.501 - 5.750     7.83
-----------------------
5.751 - 6.000     3.43
-----------------------
6.001 - 6.250     0.26
-----------------------
6.251 - 6.500     0.08
-----------------------
6.501 - 6.750     0.20
-----------------------
6.751 - 7.000     0.28
-----------------------
Total:          100.00%
-----------------------

W.A.: 5.005%
Lowest: 3.000%
Highest: 6.875%

--------------------------------------------------------------------------------

8. Credit Score

----------------------
Credit Score   Percent
----------------------
800 - 849        3.63%
----------------------
750 - 799       39.92
----------------------
700 - 749       32.45
----------------------
650 - 699       18.32
----------------------
600 - 649        5.25
----------------------
N/A              0.42
----------------------
Total:         100.00%
----------------------

W.A.: 735
Lowest: 620
Highest: 823

--------------------------------------------------------------------------------

9. PMI Providers

-----------------------
PMI Providers   Percent
-----------------------
NONE             95.99%
-----------------------
UGRIC             1.09
-----------------------
RMIC              0.71
-----------------------
PMIC              0.66
-----------------------
RGIC              0.62
-----------------------
GEMIC             0.50
-----------------------
MGIC              0.23
-----------------------
TGIC              0.20
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

10. Product Type

----------------------------
Product Type         Percent
----------------------------
5YR IO 12 MO LIBOR    58.64%
----------------------------

----------------------------
5/25 12 MO LIBOR      23.53
----------------------------
3/27 12 MO LIBOR      12.50
----------------------------
7/23 12 MO LIBOR       4.24
----------------------------
5/10 12 MO LIBOR       0.43
----------------------------
Other                  0.67
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

11. Index

----------------
Index    Percent
----------------
12ML     100.00%
----------------
Total:   100.00%
----------------

--------------------------------------------------------------------------------

12. Loan Purpose

-----------------------------
Loan Purpose          Percent
-----------------------------
Purchase               56.34%
-----------------------------
Refinance-Rate/Term    25.23
-----------------------------
Refinance-Cashout      18.42
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

13. Times 30 Days DLQ

---------------------------
Times 30 Days DLQ   Percent
---------------------------
0                    99.97%
---------------------------
1                     0.03
---------------------------
Total:              100.00%
---------------------------

--------------------------------------------------------------------------------

14. Property Type

-----------------------
Property Type   Percent
-----------------------
SFR              61.91%
-----------------------

-----------------------
PUD Detach       20.33
-----------------------
Condo            13.96
-----------------------
PUD Attach        2.49
-----------------------
Townhouse         0.53
-----------------------
2-Family          0.51
-----------------------
3-Family          0.09
-----------------------
Cooperative       0.09
-----------------------
4-Family          0.08
-----------------------
Total:          100.00%
-----------------------

--------------------------------------------------------------------------------

15. Occupancy Status

--------------------------
Occupancy Status   Percent
--------------------------
Primary             87.68%
--------------------------
Secondary           10.33
--------------------------
Investor             2.00
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

16. Documentation

------------------------
Documentation    Percent
------------------------
Standard          43.71%
------------------------
Rapid             43.01
------------------------
Reduced           12.36
------------------------
All Ready Home     0.78
------------------------
Stated             0.14
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

17. State

--------------------
State        Percent
--------------------
California    55.24%
--------------------
Florida        9.20
--------------------
Virginia       4.42
--------------------

------------------------
Illinois           2.78
------------------------
South Carolina     2.59
------------------------
Other             25.77
------------------------
Total:           100.00%
------------------------

--------------------------------------------------------------------------------

18. California

-----------------------------
California            Percent
-----------------------------
Northern California    48.60%
-----------------------------
Southern California    51.40
-----------------------------
Total:                100.00%
-----------------------------

--------------------------------------------------------------------------------

19. Zip Code

------------------
Zip Code   Percent
------------------
92130        0.70%
------------------
92253        0.62
------------------
94010        0.60
------------------
92679        0.54
------------------
94080        0.49
------------------
Other       97.06
------------------
Total:     100.00%
------------------

--------------------------------------------------------------------------------

20. Convertible Flag

--------------------------
Convertible Flag   Percent
--------------------------
N                  100.00%
--------------------------
Total:             100.00%
--------------------------

--------------------------------------------------------------------------------

21. Delinquency*

----------------------
Delinquency*   Percent
----------------------

----------------------
0-29 days      100.00%
----------------------
Total:         100.00%
----------------------

* MBA method

--------------------------------------------------------------------------------

22. OLTV

-----------------------
OLTV            Percent
-----------------------
<= 20.00          0.22%
-----------------------
20.01 - 30.00     1.40
-----------------------
30.01 - 40.00     2.88
-----------------------
40.01 - 50.00     5.79
-----------------------
50.01 - 60.00     8.07
-----------------------
60.01 - 70.00    17.00
-----------------------
70.01 - 80.00    60.64
-----------------------
>= 80.01          4.01
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.98%
Lowest: 13.46%
Highest: 95.00%

--------------------------------------------------------------------------------

23. Cut-Off LTV

-----------------------
Cut-Off LTV     Percent
-----------------------
<= 20.00          0.22%
-----------------------
20.01 - 30.00     1.40
-----------------------
30.01 - 40.00     2.92
-----------------------
40.01 - 50.00     5.98
-----------------------
50.01 - 60.00     7.97
-----------------------
60.01 - 70.00    16.97
-----------------------
70.01 - 80.00    60.52
-----------------------
>= 80.01          4.01
-----------------------
Total:          100.00%
-----------------------

W.A.: 70.88%
Lowest: 8.90%
Highest: 95.00%

--------------------------------------------------------------------------------

24. Prepayment Penalty Term

---------------------------------
Prepayment Penalty Term   Percent
---------------------------------
0                          99.55%
---------------------------------
36                          0.45
---------------------------------
Total:                    100.00%
---------------------------------

W.A.: 0.2 months
Lowest: 0 months
Highest: 36 months

--------------------------------------------------------------------------------

25. Prepayment Penalty

----------------------------
Prepayment Penalty   Percent
----------------------------
2%ofPPAmnt>20%         0.45%
----------------------------
NONE                  99.55
----------------------------
Total:               100.00%
----------------------------

--------------------------------------------------------------------------------

26. Original Term

-----------------------
Original Term   Percent
-----------------------
120               0.04%
-----------------------
180               0.56
-----------------------
240               0.31
-----------------------
300               0.18
-----------------------
360              98.91
-----------------------
Total:          100.00%
-----------------------

W.A.: 358.4 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

27. Cut-Off Remaining Term

--------------------------------
Cut-Off Remaining Term   Percent
--------------------------------
240 or less                0.91%
--------------------------------

--------------------------------
295 - 300                  0.18
--------------------------------
349 - 354                  0.25
--------------------------------
355 - 360                 98.66
--------------------------------
Total:                   100.00%
--------------------------------

W.A.: 357.6 months
Lowest: 119 months
Highest: 360 months

--------------------------------------------------------------------------------

28. Cutoff Loan Age

-------------------------
Cutoff Loan Age   Percent
-------------------------
0                  31.42%
-------------------------
1 - 6              68.39
-------------------------
7 - 12              0.19
-------------------------
Total:            100.00%
-------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 10 months

--------------------------------------------------------------------------------

29. Gross Margin

----------------------
Gross Margin   Percent
----------------------
2.250          100.00%
----------------------
Total:         100.00%
----------------------

W.A.: 2.250%
Lowest: 2.250%
Highest: 2.250%

--------------------------------------------------------------------------------

30. Initial Cap (ARMs)

----------------------------
Initial Cap (ARMs)   Percent
----------------------------
2.000                 12.75%
----------------------------
5.000                 87.25
----------------------------
Total:               100.00%
----------------------------

W.A.: 4.618%
Lowest: 2.000%
Highest: 5.000%

--------------------------------------------------------------------------------

31. Periodic Cap (ARMs)

-----------------------------
Periodic Cap (ARMs)   Percent
-----------------------------
2.000                 100.00%
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 2.000%
Lowest: 2.000%
Highest: 2.000%

--------------------------------------------------------------------------------

32. Maximum Rate (ARMs)

-----------------------------
Maximum Rate (ARMs)   Percent
-----------------------------
8.000 or less           0.09%
-----------------------------
8.001 - 9.000           2.70
-----------------------------
9.001 - 10.000         39.50
-----------------------------
10.001 - 11.000        54.84
-----------------------------
11.001 - 12.000         2.87
-----------------------------
Total:                100.00%
-----------------------------

W.A.: 10.132%
Lowest: 8.000%
Highest: 12.000%

--------------------------------------------------------------------------------

33. Cutoff Rollterm

-------------------------
Cutoff Rollterm   Percent
-------------------------
31 - 36            12.75%
-------------------------
55 - 60            82.89
-------------------------
73 - 78             0.25
-------------------------
79 - 84             4.11
-------------------------
Total:            100.00%
-------------------------

W.A.: 57.2 months
Lowest: 32 months
Highest: 84 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                  BoAMS 2004-G
                                 Total Combined

--------------------------------------------------------------------------------

1. Original Balance

---------------------------------------------------------------------------------------------------
                                                     Percent
                         Number       Aggregate      of Loans     Average
                           of          Current          by       Original     W.A.     Min.    W.A.
                        Mortgage      Principal     Principal    Principal    Gross    FICO    FICO
Original Balance          Loans        Balance       Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
<= 250,000                  632    $  107,708,719     10.63%    $  170,465   5.010%    620     737
---------------------------------------------------------------------------------------------------
250,001 - 350,000           421       128,055,638     12.63        304,244   5.029     622     731
---------------------------------------------------------------------------------------------------
350,001 - 450,000           569       226,944,454     22.39        399,118   4.996     621     731
---------------------------------------------------------------------------------------------------
450,001 - 550,000           380       187,865,240     18.53        495,162   4.995     621     734
---------------------------------------------------------------------------------------------------
550,001 - 650,000           209       124,067,803     12.24        597,948   5.022     621     732
---------------------------------------------------------------------------------------------------
650,001 - 750,000           114        79,807,779      7.87        700,681   4.925     625     735
---------------------------------------------------------------------------------------------------
750,001 - 850,000            53        42,200,147      4.16        796,681   4.961     630     741
---------------------------------------------------------------------------------------------------
850,001 - 950,000            43        38,498,190      3.80        895,695   4.993     638     741
---------------------------------------------------------------------------------------------------
950,001 - 1,050,000          41        40,681,297      4.01        992,850   4.912     629     739
---------------------------------------------------------------------------------------------------
1,050,001 - 1,150,000         8         8,784,559      0.87      1,098,206   5.100     715     762
---------------------------------------------------------------------------------------------------
1,150,001 - 1,250,000         8         9,723,801      0.96      1,215,880   5.021     654     752
---------------------------------------------------------------------------------------------------
1,250,001 - 1,350,000         5         6,258,166      0.62      1,312,240   4.970     691     752
---------------------------------------------------------------------------------------------------
1,350,001 - 1,450,000         3         4,146,403      0.41      1,382,667   5.824     742     751
---------------------------------------------------------------------------------------------------
1,450,001 - 1,550,000         6         8,902,000      0.88      1,483,667   5.705     695     744
---------------------------------------------------------------------------------------------------
Total:                    2,492    $1,013,644,196    100.00%    $  407,503   5.005%    620     735
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                                                    W.A.
                         Max.     Min.       W.A.       Max.     Remaining   W.A.
                         FICO   Original   Original   Original    Term to    Loan
Original Balance        Score      LTV        LTV        LTV      Maturity    Age
---------------------------------------------------------------------------------
<= 250,000               815     13.46%     71.03%     95.00%       359        1
---------------------------------------------------------------------------------
250,001 - 350,000        817     22.04      71.77      95.00        359        1
---------------------------------------------------------------------------------
350,001 - 450,000        816     17.13      72.96      95.00        358        1
---------------------------------------------------------------------------------
450,001 - 550,000        823     20.21      71.69      95.00        359        1
---------------------------------------------------------------------------------
550,001 - 650,000        810     24.54      72.34      90.00        358        1
---------------------------------------------------------------------------------
650,001 - 750,000        822     22.46      68.67      80.00        354        1
---------------------------------------------------------------------------------
750,001 - 850,000        800     28.47      67.15      80.00        359        1
---------------------------------------------------------------------------------
850,001 - 950,000        798     26.72      68.03      80.00        351        1
---------------------------------------------------------------------------------
950,001 - 1,050,000      809     18.16      64.14      80.00        354        1
---------------------------------------------------------------------------------
1,050,001 - 1,150,000    798     60.67      72.36      80.00        359        1
---------------------------------------------------------------------------------
1,150,001 - 1,250,000    805     43.17      65.45      80.00        359        1
---------------------------------------------------------------------------------
1,250,001 - 1,350,000    778     49.62      65.11      80.00        359        1
---------------------------------------------------------------------------------
1,350,001 - 1,450,000    763     80.00      80.00      80.00        360        0
---------------------------------------------------------------------------------
1,450,001 - 1,550,000    786     48.36      61.72      80.00        360        0
---------------------------------------------------------------------------------
Total:                   823     13.46%     70.98%     95.00%       358        1
---------------------------------------------------------------------------------

Average: $407,503.31
Lowest: $25,000.00
Highest: $1,500,000.00

--------------------------------------------------------------------------------

2. Gross Coupon

--------------------------------------------------------------------------------------
                                         Percent
                 Number     Aggregate    of Loans    Average
                   of        Current        by       Original    W.A.     Min.    W.A.
                Mortgage    Principal   Principal   Principal    Gross    FICO    FICO
Gross Coupon      Loans      Balance     Balance     Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------
2.876 - 3.000       2      $  899,055     0.09%      $450,300   3.000%    719     735
--------------------------------------------------------------------------------------
3.251 - 3.375       1         334,461     0.03        335,000   3.375     799     799
--------------------------------------------------------------------------------------
3.376 - 3.500       3       1,145,338     0.11        382,199   3.500     663     723
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Gross Coupon    Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
2.876 - 3.000    750     45.90%     62.62%     80.00%       359        1
-------------------------------------------------------------------------
3.251 - 3.375    799     72.83      72.83      72.83        359        1
-------------------------------------------------------------------------
3.376 - 3.500    786     75.00      78.33      80.00        359        1
-------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
3.501 - 3.625         7         3,248,559      0.32        464,457   3.625     765     776
-------------------------------------------------------------------------------------------
3.626 - 3.750        13         7,615,564      0.75        586,669   3.750     672     755
-------------------------------------------------------------------------------------------
3.751 - 3.875        25        11,422,048      1.13        457,545   3.875     630     725
-------------------------------------------------------------------------------------------
3.876 - 4.000        45        18,266,272      1.80        418,769   4.000     656     748
-------------------------------------------------------------------------------------------
4.001 - 4.125        60        24,316,728      2.40        408,296   4.125     628     746
-------------------------------------------------------------------------------------------
4.126 - 4.250        91        38,110,006      3.76        419,506   4.250     627     747
-------------------------------------------------------------------------------------------
4.251 - 4.375        98        39,480,837      3.89        403,178   4.375     625     740
-------------------------------------------------------------------------------------------
4.376 - 4.500       149        61,805,552      6.10        415,365   4.500     630     737
-------------------------------------------------------------------------------------------
4.501 - 4.625       122        46,386,131      4.58        380,530   4.625     628     739
-------------------------------------------------------------------------------------------
4.626 - 4.750       183        75,788,215      7.48        414,407   4.750     621     731
-------------------------------------------------------------------------------------------
4.751 - 4.875       258       105,395,781     10.40        408,716   4.875     621     730
-------------------------------------------------------------------------------------------
4.876 - 5.000       217        88,280,625      8.71        408,276   5.000     625     735
-------------------------------------------------------------------------------------------
5.001 - 5.125       247        95,378,097      9.41        386,315   5.125     621     736
-------------------------------------------------------------------------------------------
5.126 - 5.250       267       110,270,706     10.88        413,780   5.250     625     733
-------------------------------------------------------------------------------------------
5.251 - 5.375       229        90,433,909      8.92        395,498   5.375     622     734
-------------------------------------------------------------------------------------------
5.376 - 5.500       170        72,599,708      7.16        427,143   5.500     620     732
-------------------------------------------------------------------------------------------
5.501 - 5.625        97        38,897,004      3.84        401,089   5.625     621     734
-------------------------------------------------------------------------------------------
5.626 - 5.750       107        40,489,852      3.99        378,450   5.750     622     728
-------------------------------------------------------------------------------------------
5.751 - 5.875        72        26,509,813      2.62        368,315   5.875     623     723
-------------------------------------------------------------------------------------------
5.876 - 6.000        17         8,276,325      0.82        487,037   6.000     623     717
-------------------------------------------------------------------------------------------
6.001 - 6.125         2         1,049,000      0.10        524,500   6.125     706     715
-------------------------------------------------------------------------------------------
6.126 - 6.250         4         1,606,800      0.16        401,700   6.250     663     721
-------------------------------------------------------------------------------------------
6.376 - 6.500         2           790,285      0.08        395,500   6.500     777     781
-------------------------------------------------------------------------------------------
6.501 - 6.625         1           539,524      0.05        540,000   6.625     638     638
-------------------------------------------------------------------------------------------
6.626 - 6.750         1         1,500,000      0.15      1,500,000   6.750     784     784
-------------------------------------------------------------------------------------------
6.751 - 6.875         2         2,808,000      0.28      1,404,000   6.875     732     737
-------------------------------------------------------------------------------------------
Total:            2,492    $1,013,644,196    100.00%    $  407,503   5.005%    620     735
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
3.501 - 3.625    802     21.88      67.98      80.00        359        1
-------------------------------------------------------------------------
3.626 - 3.750    799     34.97      63.05      80.00        359        1
-------------------------------------------------------------------------
3.751 - 3.875    795     34.05      69.46      80.00        346        1
-------------------------------------------------------------------------
3.876 - 4.000    809     32.80      67.70      80.00        352        1
-------------------------------------------------------------------------
4.001 - 4.125    817     15.65      69.54      80.00        359        1
-------------------------------------------------------------------------
4.126 - 4.250    806     18.16      65.20      90.00        359        1
-------------------------------------------------------------------------
4.251 - 4.375    816     20.21      68.89      95.00        359        1
-------------------------------------------------------------------------
4.376 - 4.500    819     19.10      69.43      95.00        357        1
-------------------------------------------------------------------------
4.501 - 4.625    808     22.64      69.02      95.00        354        1
-------------------------------------------------------------------------
4.626 - 4.750    823     17.13      70.26      95.00        356        1
-------------------------------------------------------------------------
4.751 - 4.875    817     16.15      69.75      95.00        359        1
-------------------------------------------------------------------------
4.876 - 5.000    814     13.99      71.89      95.00        359        1
-------------------------------------------------------------------------
5.001 - 5.125    809     14.88      70.76      95.00        357        1
-------------------------------------------------------------------------
5.126 - 5.250    815     22.26      71.38      95.00        357        1
-------------------------------------------------------------------------
5.251 - 5.375    813     24.18      72.81      95.00        357        1
-------------------------------------------------------------------------
5.376 - 5.500    809     26.32      74.88      95.00        360        0
-------------------------------------------------------------------------
5.501 - 5.625    815     31.24      72.49      95.00        358        0
-------------------------------------------------------------------------
5.626 - 5.750    812     38.89      72.96      95.00        360        0
-------------------------------------------------------------------------
5.751 - 5.875    793     13.46      74.44      95.00        360        0
-------------------------------------------------------------------------
5.876 - 6.000    802     56.06      73.91      80.00        356        1
-------------------------------------------------------------------------
6.001 - 6.125    723     73.51      76.48      80.00        360        0
-------------------------------------------------------------------------
6.126 - 6.250    812     70.00      74.16      80.00        360        0
-------------------------------------------------------------------------
6.376 - 6.500    785     60.44      69.84      80.00        359        1
-------------------------------------------------------------------------
6.501 - 6.625    638     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
6.626 - 6.750    784     75.00      75.00      75.00        360        0
-------------------------------------------------------------------------
6.751 - 6.875    742     80.00      80.00      80.00        359        1
-------------------------------------------------------------------------
Total:           823     13.46%     70.98%     95.00%       358        1
-------------------------------------------------------------------------

W.A.: 5.005%
Lowest: 3.000%
Highest: 6.875%

--------------------------------------------------------------------------------

3. Credit Score

------------------------------------------------------------------------------------
                                       Percent
                Number    Aggregate    of Loans    Average
                  of       Current        by       Original    W.A.     Min.    W.A.
               Mortgage   Principal   Principal   Principal    Gross    FICO    FICO
Credit Score     Loans     Balance     Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------

------------------------------------------------------------------------

                                                           W.A.
                Max.     Min.       W.A.       Max.     Remaining   W.A.
                FICO   Original   Original   Original    Term to    Loan
Credit Score   Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
800 - 824          105    $   36,782,778       3.63%       $350,632   4.977%     800    807
--------------------------------------------------------------------------------------------
775 - 799          507       208,291,551      20.55         411,546   4.965      775    786
--------------------------------------------------------------------------------------------
750 - 774          469       196,367,064      19.37         419,806   4.972      750    763
--------------------------------------------------------------------------------------------
725 - 749          416       177,749,705      17.54         427,860   5.040      725    736
--------------------------------------------------------------------------------------------
700 - 724          387       151,227,281      14.92         390,997   5.001      700    712
--------------------------------------------------------------------------------------------
675 - 699          278       111,606,002      11.01         402,316   5.002      675    687
--------------------------------------------------------------------------------------------
650 - 674          191        74,143,221       7.31         388,352   5.117      650    663
--------------------------------------------------------------------------------------------
625 - 649          124        50,244,806       4.96         405,454   5.096      625    637
--------------------------------------------------------------------------------------------
600 - 624            9         2,961,852       0.29         329,095   5.375      620    622
--------------------------------------------------------------------------------------------
N/A                  6         4,269,935       0.42         762,613   4.160    *****      0
--------------------------------------------------------------------------------------------
Total:           2,492    $1,013,644,196     100.00%       $407,503   5.005%     620    735
--------------------------------------------------------------------------------------------

------------------------------------------------------------------------
800 - 824       823     22.09%     68.57%     95.00%       356        1
------------------------------------------------------------------------
775 - 799       799     13.99      69.76      95.00        358        1
------------------------------------------------------------------------
750 - 774       774     15.65      71.37      95.00        359        1
------------------------------------------------------------------------
725 - 749       749     13.46      70.71      95.00        358        1
------------------------------------------------------------------------
700 - 724       724     18.21      71.21      95.00        358        1
------------------------------------------------------------------------
675 - 699       699     22.46      72.33      95.00        357        1
------------------------------------------------------------------------
650 - 674       674     36.36      73.90      95.00        358        1
------------------------------------------------------------------------
625 - 649       649     27.97      69.40      95.00        351        1
------------------------------------------------------------------------
600 - 624       623     42.14      70.63      95.00        359        1
------------------------------------------------------------------------
N/A               0     52.53      68.34      80.00        359        1
------------------------------------------------------------------------
Total:          823     13.46%     70.98%     95.00%       358        1
------------------------------------------------------------------------

W.A.: 735
Lowest: 620
Highest: 823

--------------------------------------------------------------------------------

4. Index

--------------------------------------------------------------------------------------
          Number       Aggregate        Percent      Average
            of          Current        of Loans      Original    W.A.     Min.    W.A.
         Mortgage      Principal     by Principal   Principal    Gross    FICO    FICO
Index     Loans         Balance         Balance      Balance    Coupon   Score   Score
--------------------------------------------------------------------------------------
12ML       2,492    $1,013,644,196      100.00%      $407,503   5.005%    620     735
--------------------------------------------------------------------------------------
Total:     2,492    $1,013,644,196      100.00%      $407,503   5.005%    620     735
--------------------------------------------------------------------------------------

------------------------------------------------------------------
                                                     W.A.
          Max.     Min.       W.A.       Max.     Remaining   W.A.
          FICO   Original   Original   Original    Term to    Loan
Index    Score      LTV        LTV        LTV      Maturity    Age
------------------------------------------------------------------
12ML      823     13.46%     70.98%     95.00%       358        1
------------------------------------------------------------------
Total:    823     13.46%     70.98%     95.00%       358        1
------------------------------------------------------------------

--------------------------------------------------------------------------------

5. Loan Purpose

---------------------------------------------------------------------------------------------------
                       Number       Aggregate        Percent      Average
                         of          Current        of Loans      Original    W.A.     Min.    W.A.
                      Mortgage      Principal     by Principal   Principal    Gross    FICO    FICO
Loan Purpose            Loans        Balance         Balance      Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------------
Purchase                1,381    $  571,133,647       56.34%      $414,558   5.017%    620     741
---------------------------------------------------------------------------------------------------
Refinance-Rate/Term       625       255,763,047       25.23        409,588   4.884     621     727
---------------------------------------------------------------------------------------------------
Refinance-Cashout         486       186,747,502       18.42        384,776   5.134     621     726
---------------------------------------------------------------------------------------------------
Total:                  2,492    $1,013,644,196      100.00%      $407,503   5.005%    620     735
---------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
Loan Purpose          Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------------
Purchase               822     14.88%     76.80%     95.00%       359        1
-------------------------------------------------------------------------------
Refinance-Rate/Term    823     13.99      62.20      94.91        356        1
-------------------------------------------------------------------------------
Refinance-Cashout      817     13.46      65.18      86.76        357        1
-------------------------------------------------------------------------------
Total:                 823     13.46%     70.98%     95.00%       358        1
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

6. Property Type

---------------------------------------------------------------------------------------------
                 Number       Aggregate       Percent       Average
                   of          Current        of Loans      Original    W.A.     Min.    W.A.
                Mortgage      Principal     by Principal   Principal    Gross    FICO    FICO
Property Type    Loans         Balance        Balance       Balance    Coupon   Score   Score
---------------------------------------------------------------------------------------------
SFR               1,480    $  627,556,779       61.91%      $424,397   5.006%    620     734
---------------------------------------------------------------------------------------------
PUD Detach          490       206,093,075       20.33        422,875   4.971     621     732
---------------------------------------------------------------------------------------------
Condo               406       141,554,935       13.96        349,077   5.040     625     741
---------------------------------------------------------------------------------------------
PUD Attach           80        25,236,400        2.49        315,554   5.039     652     740
---------------------------------------------------------------------------------------------
Townhouse            21         5,374,256        0.53        255,945   5.032     637     728
---------------------------------------------------------------------------------------------
2-Family             10         5,217,637        0.51        522,100   5.136     679     735
---------------------------------------------------------------------------------------------
3-Family              2           919,331        0.09        459,975   5.250     725     741
---------------------------------------------------------------------------------------------
Cooperative           2           897,675        0.09        451,000   4.265     797     809
---------------------------------------------------------------------------------------------
4-Family              1           794,109        0.08        795,000   5.375     760     760
---------------------------------------------------------------------------------------------
Total:            2,492    $1,013,644,196      100.00%      $407,503   5.005%    620     735
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Property Type   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
SFR              823     13.99%     69.36%     95.00%       357        1
-------------------------------------------------------------------------
PUD Detach       822     13.46      71.91      95.00        357        1
-------------------------------------------------------------------------
Condo            817     22.09      75.34      95.00        359        1
-------------------------------------------------------------------------
PUD Attach       805     56.36      78.37      95.00        359        1
-------------------------------------------------------------------------
Townhouse        812     50.00      77.43      95.00        359        1
-------------------------------------------------------------------------
2-Family         800     42.22      70.44      80.00        359        1
-------------------------------------------------------------------------
3-Family         752     79.99      80.00      80.00        359        1
-------------------------------------------------------------------------
Cooperative      819     50.00      64.08      80.00        358        2
-------------------------------------------------------------------------
4-Family         760     47.46      47.46      47.46        359        1
-------------------------------------------------------------------------
Total:           823     13.46%     70.98%     95.00%       358        1
-------------------------------------------------------------------------

--------------------------------------------------------------------------------

7. Occupancy Status

------------------------------------------------------------------------------------------------
                    Number       Aggregate        Percent      Average
                      of          Current        of Loans      Original    W.A.     Min.    W.A.
                   Mortgage      Principal     by Principal   Principal    Gross    FICO    FICO
Occupancy Status    Loans         Balance         Balance      Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------------
Primary              2,135    $  888,712,708       87.68%      $417,051   4.997%    620     733
------------------------------------------------------------------------------------------------
Secondary              279       104,693,548       10.33        375,811   5.000     623     751
------------------------------------------------------------------------------------------------
Investor                78        20,237,941        2.00        259,522   5.390     638     740
------------------------------------------------------------------------------------------------
Total:               2,492    $1,013,644,196      100.00%      $407,503   5.005%    620     735
------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                               W.A.
                    Max.     Min.       W.A.       Max.     Remaining   W.A.
                    FICO   Original   Original   Original    Term to    Loan
Occupancy Status   Score      LTV        LTV        LTV      Maturity    Age
----------------------------------------------------------------------------
Primary             823     13.46%     70.56%     95.00%       357        1
----------------------------------------------------------------------------
Secondary           822     15.65      74.25      95.00        359        1
----------------------------------------------------------------------------
Investor            815     44.44      72.40      80.00        359        1
----------------------------------------------------------------------------
Total:              823     13.46%     70.98%     95.00%       358        1
----------------------------------------------------------------------------

--------------------------------------------------------------------------------

8. Geographic Distribution

-----------------------------------------------------------------------------------------------------
                           Number     Aggregate        Percent      Average
                             of        Current        of Loans      Original     W.A.    Min.    W.A.
                          Mortgage    Principal     by Principal   Principal    Gross    FICO    FICO
Geographic Distribution    Loans       Balance         Balance      Balance    Coupon   Score   Score
-----------------------------------------------------------------------------------------------------
California                  1,213    $559,970,542      55.24%       $462,505   5.044%    621     735
-----------------------------------------------------------------------------------------------------
Florida                       277      93,258,045       9.20         337,512   4.980     625     732
-----------------------------------------------------------------------------------------------------
Virginia                      122      44,850,158       4.42         367,751   5.033     628     730
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                                                      W.A.
                           Max.     Min.       W.A.       Max.     Remaining   W.A.
                           FICO   Original   Original   Original    Term to    Loan
Geographic Distribution   Score      LTV        LTV        LTV      Maturity    Age
-----------------------------------------------------------------------------------
California                 823     13.46%     69.86%     95.00%       358        1
-----------------------------------------------------------------------------------
Florida                    816     18.21      73.10      95.00        355        1
-----------------------------------------------------------------------------------
Virginia                   817     24.45      73.42      95.00        359        1
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Illinois                       57        28,145,294        2.78        494,141   4.822     637     743
-------------------------------------------------------------------------------------------------------
South Carolina                 79        26,244,912        2.59        332,288   4.935     645     749
-------------------------------------------------------------------------------------------------------
Nevada                         83        25,374,992        2.50        305,786   5.214     622     730
-------------------------------------------------------------------------------------------------------
Georgia                        84        23,853,292        2.35        284,061   4.930     622     723
-------------------------------------------------------------------------------------------------------
Maryland                       63        23,580,155        2.33        374,432   4.794     637     734
-------------------------------------------------------------------------------------------------------
North Carolina                 68        23,211,781        2.29        345,212   4.752     625     733
-------------------------------------------------------------------------------------------------------
Arizona                        75        20,993,712        2.07        280,154   5.179     621     725
-------------------------------------------------------------------------------------------------------
Washington                     50        18,802,361        1.85        376,349   4.904     623     740
-------------------------------------------------------------------------------------------------------
Texas                          49        18,168,605        1.79        371,169   5.031     632     733
-------------------------------------------------------------------------------------------------------
Colorado                       42        14,896,784        1.47        354,833   5.020     627     736
-------------------------------------------------------------------------------------------------------
District of Columbia           31        13,048,352        1.29        421,160   4.929     656     743
-------------------------------------------------------------------------------------------------------
Massachusetts                  24        13,005,366        1.28        542,208   5.011     643     720
-------------------------------------------------------------------------------------------------------
Minnesota                      21         7,773,341        0.77        370,407   4.970     634     740
-------------------------------------------------------------------------------------------------------
New York                       12         5,866,454        0.58        489,667   4.902     633     727
-------------------------------------------------------------------------------------------------------
Missouri                       14         5,581,892        0.55        399,118   4.833     634     730
-------------------------------------------------------------------------------------------------------
Tennessee                      16         5,392,194        0.53        337,161   4.890     665     753
-------------------------------------------------------------------------------------------------------
Oregon                         18         5,048,618        0.50        280,550   5.261     649     766
-------------------------------------------------------------------------------------------------------
Other                          94        36,577,347        3.61        390,703   4.813     620     737
-------------------------------------------------------------------------------------------------------
Total:                      2,492    $1,013,644,196      100.00%      $407,503   5.005%    620     735
-------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
Illinois                   819     38.89      68.44      95.00        352        1
-----------------------------------------------------------------------------------
South Carolina             812     24.18      71.19      95.00        355        1
-----------------------------------------------------------------------------------
Nevada                     809     29.66      77.52      95.00        359        1
-----------------------------------------------------------------------------------
Georgia                    816     15.65      74.15      95.00        359        1
-----------------------------------------------------------------------------------
Maryland                   800     22.04      74.09      95.00        357        1
-----------------------------------------------------------------------------------
North Carolina             813     33.18      70.37      94.91        354        1
-----------------------------------------------------------------------------------
Arizona                    805     14.88      71.56      95.00        359        1
-----------------------------------------------------------------------------------
Washington                 802     16.15      70.71      95.00        356        1
-----------------------------------------------------------------------------------
Texas                      805     20.50      71.28      95.00        359        1
-----------------------------------------------------------------------------------
Colorado                   800     35.00      69.08      90.00        359        1
-----------------------------------------------------------------------------------
District of Columbia       803     50.00      73.07      90.00        355        1
-----------------------------------------------------------------------------------
Massachusetts              805     41.67      71.58      95.00        359        1
-----------------------------------------------------------------------------------
Minnesota                  813     37.17      73.86      89.84        359        1
-----------------------------------------------------------------------------------
New York                   797     42.25      69.42      80.00        359        1
-----------------------------------------------------------------------------------
Missouri                   793     49.96      75.49      90.00        353        1
-----------------------------------------------------------------------------------
Tennessee                  810     38.09      69.10      80.00        359        1
-----------------------------------------------------------------------------------
Oregon                     813     51.02      75.08      80.00        360        0
-----------------------------------------------------------------------------------
Other                      814     22.26      71.34      95.00        356        1
-----------------------------------------------------------------------------------
Total:                     823     13.46%     70.98%     95.00%       358        1
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------
                                                 Percent
                       Number      Aggregate    of Loans     Average
                         of         Current        by        Original    W.A.     Min.    W.A.
                      Mortgage     Principal    Principal   Principal    Gross    FICO    FICO
County Distribution     Loans       Balance      Balance     Balance    Coupon   Score   Score
----------------------------------------------------------------------------------------------
Los Angeles              196     $ 95,944,197      9.47%     $489,859   5.060%    621     729
----------------------------------------------------------------------------------------------
Orange                   140       66,724,934      6.58       479,036   5.021     625     731
----------------------------------------------------------------------------------------------
San Diego                142       64,170,119      6.33       453,149   5.004     625     735
----------------------------------------------------------------------------------------------
Santa Clara              115       55,635,503      5.49       484,109   4.981     635     741
----------------------------------------------------------------------------------------------
San Mateo                 77       41,079,492      4.05       533,759   5.130     629     739
----------------------------------------------------------------------------------------------
Alameda                   79       35,825,913      3.53       457,056   5.028     621     735
----------------------------------------------------------------------------------------------
Riverside                 72       28,597,757      2.82       397,455   5.067     656     733
----------------------------------------------------------------------------------------------
San Francisco             46       26,623,165      2.63       579,019   5.141     649     743
----------------------------------------------------------------------------------------------
Contra Costa              57       26,202,033      2.58       459,889   4.998     634     739
----------------------------------------------------------------------------------------------
Clark                     64       19,431,646      1.92       303,681   5.295     622     724
----------------------------------------------------------------------------------------------
Other                  1,504      553,409,437     54.60       368,546   4.965     620     735
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                                                  W.A.
                       Max.     Min.       W.A.       Max.     Remaining   W.A.
                       FICO   Original   Original   Original    Term to    Loan
County Distribution   Score      LTV        LTV       LTV       Maturity    Age
-------------------------------------------------------------------------------
Los Angeles            811     21.80%     70.22%     95.00%       359        1
-------------------------------------------------------------------------------
Orange                 813     22.64      67.71      95.00        357        1
-------------------------------------------------------------------------------
San Diego              817     25.90      67.84      90.00        356        1
-------------------------------------------------------------------------------
Santa Clara            812     18.16      67.73      90.00        359        1
-------------------------------------------------------------------------------
San Mateo              823     40.00      72.50      90.00        359        1
-------------------------------------------------------------------------------
Alameda                804     31.24      72.35      80.00        359        1
-------------------------------------------------------------------------------
Riverside              812     21.88      74.48      95.00        356        1
-------------------------------------------------------------------------------
San Francisco          814     36.78      71.96      89.98        359        1
-------------------------------------------------------------------------------
Contra Costa           802     25.50      67.43      80.00        359        1
-------------------------------------------------------------------------------
Clark                  809     29.66      77.45      95.00        359        1
-------------------------------------------------------------------------------
Other                  822     13.46      71.70      95.00        357        1
-------------------------------------------------------------------------------

-----------------------------------------------------------------------
Total:   2,492   $1,013,644,196   100.00%  $407,503   5.005%  620   735
-----------------------------------------------------------------------

----------------------------------------------
Total:   823   13.46%  70.98%  95.00%  358   1
----------------------------------------------

--------------------------------------------------------------------------------

10. Original LTV

------------------------------------------------------------------------------------------
                                             Percent
                 Number      Aggregate      of Loans     Average
                   of         Current          by        Original    W.A.     Min.    W.A.
                Mortgage     Principal      Principal   Principal    Gross    FICO    FICO
Original LTV      Loans       Balance        Balance     Balance    Coupon   Score   Score
------------------------------------------------------------------------------------------
10.01 - 15.00         3    $      310,588      0.03%     $107,000   5.288%    744     780
------------------------------------------------------------------------------------------
15.01 - 20.00         6         1,902,999      0.19       317,396   4.421     714     757
------------------------------------------------------------------------------------------
20.01 - 25.00        17         5,776,690      0.57       340,350   4.688     693     752
------------------------------------------------------------------------------------------
25.01 - 30.00        20         8,451,172      0.83       423,294   4.880     629     734
------------------------------------------------------------------------------------------
30.01 - 35.00        33        12,335,229      1.22       374,486   4.718     634     743
------------------------------------------------------------------------------------------
35.01 - 40.00        41        16,835,696      1.66       411,347   4.911     638     739
------------------------------------------------------------------------------------------
40.01 - 45.00        60        23,316,346      2.30       388,930   4.842     623     739
------------------------------------------------------------------------------------------
45.01 - 50.00        85        35,341,039      3.49       416,068   4.883     643     742
------------------------------------------------------------------------------------------
50.01 - 55.00        79        32,673,725      3.22       417,601   4.895     621     737
------------------------------------------------------------------------------------------
55.01 - 60.00       108        49,085,334      4.84       456,557   4.903     635     741
------------------------------------------------------------------------------------------
60.01 - 65.00       155        68,916,216      6.80       445,804   4.963     625     737
------------------------------------------------------------------------------------------
65.01 - 70.00       237       103,420,834     10.20       436,561   5.044     621     721
------------------------------------------------------------------------------------------
70.01 - 75.00       275       118,739,237     11.71       432,014   5.020     621     728
------------------------------------------------------------------------------------------
75.01 - 80.00     1,220       495,885,509     48.92       407,187   5.041     621     739
------------------------------------------------------------------------------------------
80.01 - 85.00        15         3,563,728      0.35       237,662   5.057     620     694
------------------------------------------------------------------------------------------
85.01 - 90.00        72        21,894,760      2.16       304,134   5.037     627     703
------------------------------------------------------------------------------------------
90.01 - 95.00        66        15,195,098      1.50       230,272   5.277     622     709
------------------------------------------------------------------------------------------
Total:            2,492    $1,013,644,196    100.00%     $407,503   5.005%    620     735
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original LTV    Score      LTV        LTV        LTV     Maturity     Age
-------------------------------------------------------------------------
10.01 - 15.00    797     13.46%     13.86%     14.88%       359        1
-------------------------------------------------------------------------
15.01 - 20.00    767     15.65      17.76      19.10        359        1
-------------------------------------------------------------------------
20.01 - 25.00    807     20.21      22.79      24.54        337        1
-------------------------------------------------------------------------
25.01 - 30.00    812     25.24      27.36      30.00        359        1
-------------------------------------------------------------------------
30.01 - 35.00    804     30.26      32.40      35.00        348        2
-------------------------------------------------------------------------
35.01 - 40.00    815     35.09      37.98      40.00        332        1
-------------------------------------------------------------------------
40.01 - 45.00    816     40.06      42.64      44.89        359        1
-------------------------------------------------------------------------
45.01 - 50.00    823     45.04      47.80      50.00        359        1
-------------------------------------------------------------------------
50.01 - 55.00    803     50.13      52.66      55.00        356        1
-------------------------------------------------------------------------
55.01 - 60.00    808     55.05      57.66      60.00        356        1
-------------------------------------------------------------------------
60.01 - 65.00    813     60.10      62.84      65.00        359        1
-------------------------------------------------------------------------
65.01 - 70.00    822     65.09      68.12      70.00        356        1
-------------------------------------------------------------------------
70.01 - 75.00    815     70.01      73.52      75.00        358        1
-------------------------------------------------------------------------
75.01 - 80.00    814     75.18      79.58      80.00        359        1
-------------------------------------------------------------------------
80.01 - 85.00    774     80.83      83.80      85.00        359        1
-------------------------------------------------------------------------
85.01 - 90.00    817     85.37      89.63      90.00        359        1
-------------------------------------------------------------------------
90.01 - 95.00    814     90.01      94.83      95.00        359        1
-------------------------------------------------------------------------
Total:           823     13.46%     70.98%     95.00%       358        1
-------------------------------------------------------------------------

W.A.: 70.98%
Lowest: 13.46%
Highest: 95.00%

--------------------------------------------------------------------------------

11. Original Term

-------------------------------------------------------------------------------------
                                        Percent
                 Number    Aggregate    of Loans    Average
                   of       Current       by        Original    W.A.     Min.    W.A.
                Mortgage   Principal   Principal   Principal    Gross    FICO    FICO
Original Term     Loans     Balance     Balance     Balance    Coupon   Score   Score
-------------------------------------------------------------------------------------
120                 1       $385,715     0.04%      $399,218   4.500%    708     708
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------

                                                            W.A.
                 Max.     Min.       W.A.       Max.     Remaining   W.A.
                 FICO   Original   Original   Original    Term to    Loan
Original Term   Score      LTV        LTV        LTV      Maturity    Age
-------------------------------------------------------------------------
120              708     39.92%     39.92%     39.92%       119        1
-------------------------------------------------------------------------

------------------------------------------------------------------------------------------
180                   8         5,672,583      0.56       713,045   4.712     634     706
------------------------------------------------------------------------------------------
240                   6         3,174,343      0.31       529,783   5.191     625     708
------------------------------------------------------------------------------------------
300                   4         1,861,859      0.18       466,502   4.893     634     685
------------------------------------------------------------------------------------------
360               2,473     1,002,549,696     98.91       406,126   5.006     620     735
------------------------------------------------------------------------------------------
Total:            2,492    $1,013,644,196    100.00%     $407,503   5.005%    620     735
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------
180              809     24.18      45.86      71.43        179        1
-------------------------------------------------------------------------
240              785     68.41      74.50      80.00        239        1
-------------------------------------------------------------------------
300              774     54.98      69.93      80.00        299        1
-------------------------------------------------------------------------
360              823     13.46      71.12      95.00        359        1
-------------------------------------------------------------------------
Total:           823     13.46%     70.98%     95.00%       358        1
-------------------------------------------------------------------------

W.A.: 358.4 months
Lowest: 120 months
Highest: 360 months

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                      [LOGO] Banc of America Securities (TM)

--------------------------------------------------------------------------------

MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2004-G
$981,205,000 (approximate)

Classes 1-A-1, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
(Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[LOGO] Bank of America (TM)

July 12, 2004

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                   To Roll/(1)/
--------------------------------------------------------------------------------------------------------------------
                                                                               Expected
                                                          Est.   Est. Prin.   Maturity to               Expected
                Approx.                                   WAL      Window      Roll @ 20    Delay        Ratings
Class          Size/3/      Interest - Principal Type    (yrs)      (mos)         CPR        Days   (Fitch/ Moody's)
--------     ------------    -------------------------   -----   ----------   -----------   -----   ----------------
Offered Certificates
1-A-1        $125,078,000   Variable - Pass-thru/(4)/    2.08      1 - 35      06/25/07      24        AAA / Aaa
2-A-1/(2)/     64,211,000   Variable - Sequential/(5)/   0.50      1 - 12      07/25/05       0        AAA / Aaa
2-A-2/(2)/     27,972,000   Variable - Sequential/(5)/   1.25     12 - 18      01/25/06       0        AAA / Aaa
2-A-3/(2)/     48,197,000   Variable - Sequential/(5)/   2.00     18 - 31      02/25/07      24        AAA / Aaa
2-A-4/(2)/     35,741,000   Variable - Sequential/(5)/   3.00     31 - 42      01/25/08      24        AAA / Aaa
2-A-5/(2)/     36,212,000   Variable - Sequential/(5)/   4.16     42 - 59      06/25/09      24        AAA / Aaa
2-A-6/(2)/     99,000,000   Variable - Sequential/(5)/   4.91     59 - 59      06/25/09      24        AAA / Aaa
2-A-7         300,000,000   Variable - Pass-thru/(6)/    2.91      1 - 59      06/25/09      24        AAA / Aaa
3-A-1         202,023,000   Variable - Pass-thru/(7)/    2.95      1 - 59      06/25/09      24        AAA / Aaa
4-A-1          42,771,000   Variable - Pass-thru/(8)/    3.34      1 - 83      06/25/11      24        AAA / Aaa

Not Offered Hereunder

B-1          $ 14,193,000                                                                                 N.A.
B-2             7,096,000                                                                                 N.A.
B-3             4,054,000                                                                                 N.A.
B-4             2,534,000                                                                                 N.A.
B-5             1,521,000                                                                                 N.A.
B-6             3,041,096                                                                                 N.A.
1-A-R                 100                                                                                 N.A.
1-IO             TBD           Fixed -Interest Only                                                       N.A.
2-IO             TBD           Fixed -Interest Only                                                       N.A.
2-A-IO           TBD        Variable -Interest Only                                                       N.A.
4-IO             TBD           Fixed -Interest Only                                                       N.A.
-----------------------------------------------------------------------------------------------------------------

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A, and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

(2) The Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates (the "Sequential Senior Certificates") are subject to a Mandatory Auction Call (as described herein).

(3)  Class sizes are subject to change.

(4) For each Distribution Date occurring prior to July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]%, [ ]%, [ ]% and [ ]% for the
     Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Group 2, Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

(7) For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date occurring prior to July 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2011, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                       To Maturity
-----------------------------------------------------------------------------------------------------------------------
                                                          Est.    Est. Prin.     Expected                 Expected
                Approx.                                   WAL       Window         Final       Delay       Ratings
Class          Size/(1)/    Interest - Principal Type    (yrs)    (mos)/(3)/   Maturity/(3)/    Days   (Fitch/ Moody's)
--------     ------------   --------------------------   -----   -----------   -------------   -----   ----------------
Offered Certificates
1-A-1        $125,078,000   Variable - Pass-thru/(4)/     4.02      1 - 360       07/25/34       24       AAA / Aaa
2-A-1/(2)/     64,211,000   Variable - Sequential/(5)/    0.50       1 - 12       07/25/34        0       AAA / Aaa
2-A-2/(2)/     27,972,000   Variable - Sequential/(5)/    1.25      12 - 18       07/25/34        0       AAA / Aaa
2-A-3/(2)/     48,197,000   Variable - Sequential/(5)/    2.00      18 - 31       07/25/34       24       AAA / Aaa
2-A-4/(2)/     35,741,000   Variable - Sequential/(5)/    3.00      31 - 42       07/25/34       24       AAA / Aaa
2-A-5/(2)/     36,212,000   Variable - Sequential/(5)/    4.16      42 - 59       07/25/34       24       AAA / Aaa
2-A-6/(2)/     99,000,000   Variable - Sequential/(5)/    4.91      59 - 59       07/25/34       24       AAA / Aaa
2-A-7         300,000,000   Variable - Pass-thru/(6)/     4.16      1 - 360       07/25/34       24       AAA / Aaa
3-A-1         202,023,000   Variable - Pass-thru/(7)/     4.23      1 - 360       07/25/34       24       AAA / Aaa
4-A-1          42,771,000   Variable - Pass-thru/(8)/     4.05      1 - 360       07/25/34       24       AAA / Aaa
-----------------------------------------------------------------------------------------------------------------------

(1)  Class sizes are subject to change.

(2) As described herein, the Sequential Senior Certificates are subject to a Mandatory Auction Call.

(3) Estimated Principal Window and Expected Final Maturity (except with respect to the Sequential Senior Certificates) are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(4) For each Distribution Date occurring prior to July 2007, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2007, interest will accrue on the Group 1-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

(5) For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the lesser of (1) the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date) minus [ ]% and (2) [ ]%, [ ]%, [ ]%, [ ]%, [ ]% and [ ]% for the
     Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, respectively. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date occurring prior to July 2009, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2009, interest will accrue on the Group 2, Class 2-A-7 Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) For each Distribution Date occurring prior to July 2011, interest will accrue on the certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus [ ]%. For each Distribution Date occurring in the month of or after July 2011, interest will accrue on the Group 4-A Certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution
     Date).

Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction:                  Banc of America Mortgage Securities, Inc.
                              Mortgage Pass-Through Certificates, Series 2004-G

Lead Manager (Book Runner):   Banc of America Securities LLC

Co-Managers:                  Bear, Stearns & Co. and Lehman Brothers

Seller and Servicer:          Bank of America, N.A.

Auction Administrator:        Wells Fargo Bank, National Association
                              ("Wells Fargo Bank, N.A.")

Mandatory Auction:            Five business days prior to the Distribution Date
                              in June 2009 (the "Auction Distribution Date"), the Auction Administrator will auction each of the Sequential Senior Certificates to third party investors. The proceeds of the auction and amounts received from the Swap Counterparty, if any, will be paid to the Auction Administrator who will then distribute an amount equal to the Par Price to each of the holders of the Sequential Senior Certificates on the Auction
                              Distribution Date. These holders will be obligated to tender their respective Certificates to the Auction Administrator. The Swap
                              Counterparty, pursuant to a Par Price Payment
                              Agreement swap contract with the Auction
                              Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price. If the amounts received at the auction are greater than the par price for each of the Sequential
                              Senior Certificates, that excess will not be paid to certificate holders.

Swap Counterparty:            [Wells Fargo Bank, N.A. will be the Swap
                              Counterparty under the swap contract. The long-term debt obligations of Wells Fargo Bank, N.A. are currently rated "AA" by S&P, "AA" by Fitch and "Aaa" by Moody's.]

Auction Price:                The price at which the Auction Administrator
                              sells each of the Sequential Senior Certificates to third-party investors.

Par Price:                    With respect to each Senior Sequential
                              Certificate, the sum of (i) 100% of the
                              Certificate Principal Balance of such Certificate on the Auction Distribution Date (after giving effect to all distributions and the allocation of Realized Losses on such date), plus (ii) in the case of the Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, accrued interest on such Certificates, at the pass-through rate thereon, for the period from the first day of the month in which the Auction Distribution Date occurs up to but excluding the Auction
                              Distribution Date.

Trustee:                      Wachovia Bank, National Association

Securities Administrator:     Wells Fargo Bank, N.A.

Rating Agencies:              Fitch (Class A Certificates and Subordinate
                              Certificates) and Moody's Investor Service, Inc.
                              (Class A Certificates and Subordinate
                              Certificates except for the Class B-1
                              Certificates).

Transaction Size:             $1,013,644,196

Securities Offered:           $125,078,000 Class 1-A-1 Certificates
                              $64,211,000 Class 2-A-1 Certificates
                              $27,972,000 Class 2-A-2 Certificates
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                5
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              $48,197,000 Class 2-A-3 Certificates
                              $35,741,000 Class 2-A-4 Certificates
                              $36,212,000 Class 2-A-5 Certificates
                              $99,000,000 Class 2-A-6 Certificates
                              $300,000,000 Class 2-A-7 Certificates
                              $202,023,000 Class 3-A-1 Certificates
                              $42,771,000 Class 4-A-1 Certificates

Group 1 Collateral:           3/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate.

Group 2 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans: jumbo
                              balance, fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage
                              Loans have a fixed interest rate for
                              approximately 5 years and thereafter the Mortgage
                              Loans have a variable interest rate.
                              Approximately 61.07% of the Group 2 Mortgage
                              Loans require only payments of interest until the month following the first rate adjustment date.
                              Approximately 0.65% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:           5/1 Hybrid ARM Residential Mortgage Loans:
                              conforming balance, fully amortizing, one-to-four family, first lien mortgage loans. The Group 3
                              Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage
                              Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.22% of the Group
                              3 Mortgage Loans have a prepayment fee as of the day of origination.

Group 4 Collateral:           7/1 Hybrid ARM Residential Mortgage Loans: fully
                              amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate.

Expected Pricing Date:        Week of July 12, 2004

Expected Closing Date:        July 29, 2004

Collection Period:            The calendar month preceding the current
                              Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                6
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------
Distribution Date:               25th of each month, or the next succeeding
                                 business day (First Payment Date: August 25,
                                 2004)

Cut-Off Date:                    July 1, 2004

Class A Certificates:            Class 1-A-1, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                                 2-A-5, 2-A-6, 2-A-7, 2-A-IO, 3-A-1 and 4-A-1
                                 Certificates (the "Class A Certificates"). The
                                 Class 1-A-R Certificates are not offered hereunder.

Subordinate Certificates:        Class B-1, B-2, B-3, B-4, B-5 and B-6
                                 Certificates (the "Class B Certificates"). The
                                 Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:          Class 1-A-1 and 1-A-R

Group 2-A Certificates:          Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 2-A-6,
                                 2-A-7 and 2-A-IO

Group 3-A Certificates:          Class 3-A-1

Group 4-A Certificates:          Class 4-A-1

Day Count:                       30/360

Group 1, Group 2, Group 3        20% CPR
and Group 4 Prepayment
Speed:

Clearing:                        DTC, Clearstream and Euroclear

                                 Original Certificate      Minimum       Incremental
Denominations:                          Form            Denominations   Denominations
                                 --------------------   -------------   -------------
   Class 1-A, 2-A, 3-A and 4-A
      Offered Certificates            Book Entry            $1,000           $1

SMMEA Eligibility:               The Class A Certificates and the Class B-1
                                 Certificates are expected to constitute
                                 "mortgage related securities" for purposes of
                                  SMMEA.

ERISA Eligibility:               The Senior Sequential Certificates are expected
                                 to be ERISA eligible under the "Investor Based
                                 Exemptions." The Class 1-A-1, 2-A-7, 3-A-1 and
                                 4-A-1 Certificates are expected to be ERISA eligible under Banc of America Securities' administrative exemption. A fiduciary of any employee benefit plan subject to ERISA or
                                 Section 4975 of the Code should carefully review with its legal advisors whether the purchase of the Offered Certificates could give rise to a prohibited transaction.

Tax Structure:                   REMIC.

Optional Clean-up Call:          Any Distribution Date on or after which the
                                 Aggregate Principal Balance of the Mortgage
                                 Loans declines to 10% or less of the Aggregate
                                 Principal Balance as of the Cut-Off Date
                                 ("Cut-Off Date Pool Principal Balance").
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Distribution:       Principal will be allocated to the certificates
                              according to the Priority of Distributions: The
                              Group 1 Senior Principal Distribution Amount will generally be allocated to the Class 1-A-R and Class 1-A-1 Certificates sequentially in that order until their class balances have been reduced to zero. The Group 2 Senior Principal
                              Distribution Amount will generally be allocated to the Class 2-A Certificates as follows:
                              concurrently, approximately [50.9269089023]% to the Class 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5 and
                              2-A-6 Certificates, sequentially, and
                              approximately [49.0730910977]% to the Class 2-A-7
                              Certificates, until their class balances have been reduced to zero. The Group 3 Senior
                              Principal Distribution Amount will generally be allocated to the Class 3-A-1 Certificates, until their class balances have been reduced to zero.
                              The Group 4 Senior Principal Distribution Amount will generally be allocated to the Class 4-A-1
                              Certificates, until their class balances have been reduced to zero. The Subordinate Principal
                              Distribution Amount will generally be allocated to the Subordinate Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balance of the Class A Certificates of a Group has been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the Class
                              A Certificates of another Group (Please see the Priority of Distributions section.)

Interest Accrual:             Interest will accrue on the Class 1-A-1, 2-A-3,
                              2-A-4, 2-A-5, 2-A-6, 2-A-7, 3-A-1 and 4-A-1
                              Certificates during each one-month period ending
                              on the last day of the month preceding the month
                              in which each Distribution Date occurs (each, a
                              "Regular Interest Accrual Period"). The initial
                              Regular Interest Accrual Period will be deemed to
                              have commenced on July 1, 2004. Interest will
                              accrue on the Class 2-A-1 and 2-A-2 Certificates
                              during each one-month period commencing on the
                              25th day of the month preceding the month in
                              which each Distribution Date occurs and ending on
                              the 24th day of the month in which such
                              Distribution Date occurs (the "Class 2-A-1
                              Interest Accrual Period" and "Class 2-A-2
                              Interest Accrual Period," respectively, and
                              together with the Regular Interest Accrual
                              Period, an "Interest Accrual Period"). The
                              initial Class 2-A-1 and 2-A-2 Interest Accrual
                              Period will be deemed to have commenced on July
                              25, 2004. Interest which accrues on such class of
                              Certificates during an Interest Accrual Period
                              will be calculated on the assumption that
                              distributions which reduce the principal balances
                              thereof on the Distribution Date in that Interest
                              Accrual Period are made on the first day of the
                              Interest Accrual Period. Interest will be
                              calculated on the basis of a 360-day year
                              consisting of twelve 30-day months.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------
Administrative Fee:           The Administrative Fees with respect to the Trust
                              are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Securities Administrator. The
                              Administrative Fees will accrue on the Stated
                              Principal Balance of each Mortgage Loan at a rate
                              (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Securities Administrator Fee Rate. The
                              "Securities Administrator Fee Rate" will be
                              [0.002%] per annum. The Servicing Fee Rate for
                              Loan Group 1 will be 0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and Loan Group 4 will be 0.250% per annum.

Compensating Interest:        The aggregate servicing fee payable to the
                              Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and
                              (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:   As to any Mortgage Loan and Distribution Date,
                              the excess of its mortgage interest rate over the
                              Administrative Fee Rate.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------
Pool Distribution             The Pool Distribution Amount for each Loan Group
Amount:                       with respect to any Distribution Date will be
                              equal to the sum of (i) all scheduled
                              installments of interest (net of the related
                              Servicing Fee) and principal corresponding to the related Collection Period for such Loan Group, together with any advances in respect thereof or any compensating interest; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the related Collection Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group corresponding to the related
                              Collection Period; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling
                              Agreement. The Pool Distribution Amount will not include any profit received by the Servic of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Senior Percentage:            The Senior Percentage for a Loan Group on any
                              Distribution Date will equal (i) the aggregate principal balance of the Class A Certificates of such Group immediately prior to such date, divided by (ii) the aggregate principal balance of the related Loan Group for such date.

Subordinate Percentage:       The Subordinate Percentage for a Loan Group for
                              any Distribution Date will equal 100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment        The Subordinate Prepayment Percentage for a Loan
Percentage:                   Group for any Distribution Date will equal 100%
                              minus the Senior Prepayment Percentage for such
                              Loan Group for such date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------
Loan Group 1, Loan            For the following Distribution Dates, will be
Group 2, Loan as Group 3      follows:
and Loan Group 4 Senior
Prepayment Percentage:        Distribution Date     Senior Prepayment Percentage
                              -----------------     ----------------------------
                              August 2004 through
                              July 2011             100%;

                              August 2011 through   the applicable  Senior
                              July 2012             Percentage plus, 70% of the
                                                    applicable Subordinate
                                                    Percentage;

                              August 2012 through   the applicable Senior
                              July 2013             Percentage plus, 60% of the
                                                    applicable Subordinate
                                                    Percentage;

                              August 2013 through   the applicable Senior
                              July 2014             Percentage plus, 40% of the
                                                    applicable Subordinate
                                                    Percentage;

                              August 2014 through   the applicable Senior
                              July 2015             Percentage plus, 20% of the
                                                    applicable Subordinate
                                                    Percentage;

                              August 2015 and       the applicable Senior
                              thereafter            Percentage;

                              provided, however,

                              (i) if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all the Loan Groups divided by (y) the aggregate Pool Principal Balance of all the Loan Groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all the Loan Groups for such Distribution Date will equal 100%,

                              (ii) if for each Group of Certificates on any
                                   Distribution Date prior to the August 2007
                                   Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the Subordinate Certificates divided by the aggregate Pool Principal Balance of all the Loan Groups (the "Aggregate Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the applicable Senior Percentage for each Loan Group plus 50% of the Subordinate Percentage for each Loan Group, and

                              (iii) if for each Group of Certificates on or
                                   after the August 2007 Distribution Date,
                                   prior to giving effect to any distributions,
                                   the Aggregate Subordinate Percentage is
                                   greater than or equal to twice such
                                   percentage calculated as of the Closing
                                   Date, then the Senior Prepayment Percentage
                                   for each Loan Group for that Distribution
                                   Date will equal the Senior Percentage for
                                   each Loan Group.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Preliminary Summary of Terms
--------------------------------------------------------------------------------
Principal Amount:             The Principal Amount for any Distribution Date
                              and any Loan Group will equal the sum of (a) the principal portion of each Monthly Payment
                              (without giving effect to payments to certain reductions thereof due on each Mortgage Loan in such Loan Group on the related Due Date), (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan in such Loan
                              Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement as of such Distribution Date, (c) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan
                              Group received with respect to such Distribution
                              Date, (d) any liquidation proceeds allocable to recoveries of principal of any Mortgage Loans in such Loan Group that are not yet liquidated
                              Mortgage Loans received during the calendar month preceding the month of such Distribution Date,
                              (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution
                              Date with respect to such Mortgage Loan and (f) all Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution
                              Date.

Senior Principal              The Senior Principal Distribution Amount for a
Distribution Amount:          Loan Group for any Distribution Date will equal
                              the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses
                              (a) through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal         The Subordinate Principal Distribution Amount for
Distribution Amount:          a Loan Group for any Distribution Date will equal
                              the sum of (i) the Subordinate Percentage for
                              such Loan Group of the amounts described (a)
                              through (d) of the definition of "Principal
                              Amount" for such Loan Group and such Distribution
                              Date and (ii) the Subordinate Prepayment
                              Percentage for such Loan Group of the amounts
                              described in clauses (e) and (f) of the
                              definition of "Principal Amount" for such Loan
                              Group and such Distribution Date.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Credit Support
--------------------------------------------------------------------------------
The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of those Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.
--------------------------------------------------------------------------------

                      Subordination of Class B Certificates
                      -------------------------------------
                                     Class A
                             Credit Support (3.20%)
                      -------------------------------------
                                    Class B-1
                             Credit Support (1.80%)
                      -------------------------------------
                                    Class B-2
                             Credit Support (1.10%)
                      -------------------------------------
        Priority of                 Class B-3                  Order of
          Payment            Credit Support (0.70%)              Loss
                      -------------------------------------   Allocation
                                    Class B-4
                             Credit Support (0.45%)
                      -------------------------------------
                                    Class B-5
                             Credit Support (0.30%)
                      -------------------------------------
                                    Class B-6
                             Credit Support (0.00%)
                      -------------------------------------

--------------------------------------------------------------------------------
                            Priority of Distributions
--------------------------------------------------------------------------------
Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:
--------------------------------------------------------------------------------

                            Priority of Distributions
--------------------------------------------------------------------------------
                     First, to the Securities Administrator.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Second, to the Class 1-IO, 2-IO, and 4-IO Certificates to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Third, to the Class A Certificates of each Group to pay Interest;
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Fourth, to the Class A Certificates of each Group to pay Principal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Fifth, sequentially, to each class of Subordinate Certificates to pay Interest and Principal in the order of numerical class designations, beginning with
          Class B-1 Certificates, until each class balance is zero; and
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           Sixth, to the residual certificate, any remaining amounts.
--------------------------------------------------------------------------------

Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

1-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.974        3.965        3.956        3.945        3.933        3.889        3.849
Average Life (Years)                   2.636        2.443        2.259        2.084        1.918        1.475        1.219
Modified Duration                      2.447        2.272        2.105        1.946        1.794        1.389        1.154
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         06/25/2007   06/25/2007   06/25/2007   06/25/2007   06/25/2007   06/25/2007   06/25/2007
Principal Payment Window (Months)       35           35           35           35           35           35           35

2-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        2.508        2.508        2.508        2.508        2.508        2.508        2.508
Average Life (Years)                   1.903        0.995        0.668        0.500        0.397        0.240        0.186
Modified Duration                      1.822        0.968        0.653        0.490        0.390        0.236        0.183
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Principal Payment Window (Months)       47           25           16           12           10           6             4

2-A-2
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.475        3.475        3.475        3.475        3.475        3.475        3.475
Average Life (Years)                   4.642        2.539        1.689        1.250        0.983        0.571        0.430
Modified Duration                      4.220        2.391        1.614        1.203        0.950        0.556        0.420
First Principal Payment Date        06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Last Principal Payment Date         06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
Principal Payment Window (Months)       13           13           10            7            5           3             3

2-A-3
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.286        4.226        4.185        4.147        4.107        3.972        3.864
Average Life (Years)                   4.906        4.060        2.708        2.000        1.568        0.905        0.676
Modified Duration                      4.342        3.651        2.506        1.879        1.487        0.871        0.654
First Principal Payment Date        06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
Last Principal Payment Date         06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
Principal Payment Window (Months)        1           23           17           14           11           7             5

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Roll/(1)/

2-A-4
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.634        4.634        4.564        4.537        4.508        4.409        4.330
Average Life (Years)                   4.906        4.906        4.063        3.000        2.347        1.347        1.004
Modified Duration                      4.300        4.300        3.627        2.743        2.178        1.279        0.962
First Principal Payment Date        06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
Last Principal Payment Date         06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
Principal Payment Window (Months)        1            1           17           12           10            6            5

2-A-5
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.681        4.681        4.674        4.612        4.590        4.517        4.457
Average Life (Years)                   4.906        4.906        4.899        4.155        3.236        1.846        1.370
Modified Duration                      4.294        4.294        4.289        3.697        2.940        1.732        1.300
First Principal Payment Date        06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
Principal Payment Window (Months)        1            1           3            18           14           8             6

2-A-6
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.640        4.640        4.640        4.639        4.623        4.577        4.545
Average Life (Years)                   4.906        4.906        4.906        4.906        4.741        3.594        2.843
Modified Duration                      4.299        4.299        4.299        4.299        4.169        3.227        2.590
First Principal Payment Date        06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
Principal Payment Window (Months)        1            1            1            1           14           34           41

2-A-7
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.587        4.577        4.565        4.551        4.536        4.477        4.425
Average Life (Years)                   4.263        3.756        3.305        2.913        2.566        1.753        1.360
Modified Duration                      3.757        3.328        2.946        2.611        2.314        1.610        1.264
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
Principal Payment Window (Months)       59           59           59           59           59           59           59

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                           Bond Summary to Roll/(1)/

3-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-25                        4.540        4.503        4.461        4.413        4.360        4.154        3.969
Average Life (Years)                   4.325        3.808        3.348        2.949        2.596        1.769        1.370
Modified Duration                      3.802        3.369        2.983        2.644        2.344        1.632        1.282
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
Principal Payment Window (Months)       59           59           59           59           59           59           59

4-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.961        4.948        4.934        4.918        4.900        4.831        4.771
Average Life (Years)                   5.499        4.632        3.921        3.338        2.850        1.818        1.376
Modified Duration                      4.616        3.932        3.366        2.897        2.501        1.645        1.267
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         06/25/2011   06/25/2011   06/25/2011   06/25/2011   06/25/2011   06/25/2011   06/25/2011
Principal Payment Window (Months)       83           83            83           83          83           83           83

(1) Assumes any outstanding principal balance on the Group 1-A Certificates, the Group 2-A Certificate, the Group 3-A Certificates and the Group 4-A Certificates will be paid in full on the Distribution Date occurring in the month of June 2007, June 2009, June 2009 and June 2011, respectively.

Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000(approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

1-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.102        4.082        4.060        4.038        4.015        3.940         3.883
Average Life (Years)                  10.935        7.275        5.256        4.022        3.198        1.857         1.382
Modified Duration                      7.881        5.642        4.297        3.414        2.791        1.702         1.290
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2034   06/25/2032
Principal Payment Window (Months)       359          359         359           359          359         359           335

2-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        2.508        2.508        2.508        2.508        2.508        2.508        2.508
Average Life (Years)                   1.903        0.995        0.668        0.500        0.397        0.240        0.186
Modified Duration                      1.822        0.968        0.653        0.490        0.390        0.236        0.183
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Principal Payment Window (Months)       47            25          16           12           10           6             4

2-A-2
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        3.475        3.475        3.475        3.475        3.475        3.475        3.475
Average Life (Years)                   4.642        2.539        1.689        1.250        0.983        0.571        0.430
Modified Duration                      4.220        2.391        1.614        1.203        0.950        0.556        0.420
First Principal Payment Date        06/25/2008   08/25/2006   11/25/2005   07/25/2005   05/25/2005   01/25/2005   11/25/2004
Last Principal Payment Date         06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
Principal Payment Window (Months)       13           13           10            7            5           3             3

2-A-3
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.286        4.226        4.185        4.147        4.107        3.972        3.864
Average Life (Years)                   4.906        4.060        2.708        2.000        1.568        0.905        0.676
Modified Duration                      4.342        3.651        2.506        1.879        1.487        0.871        0.654
First Principal Payment Date        06/25/2009   08/25/2007   08/25/2006   01/25/2006   09/25/2005   03/25/2005   01/25/2005
Last Principal Payment Date         06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
Principal Payment Window (Months)        1           23           17           14           11           7             5

Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

2-A-4
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.634        4.634        4.564        4.537        4.508        4.409        4.330
Average Life (Years)                   4.906        4.906        4.063        3.000        2.347        1.347        1.004
Modified Duration                      4.300        4.300        3.627        2.743        2.178        1.279        0.962
First Principal Payment Date        06/25/2009   06/25/2009   12/25/2007   02/25/2007   07/25/2006   09/25/2005   05/25/2005
Last Principal Payment Date         06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
Principal Payment Window (Months)        1            1           17           12           10           6             5

2-A-5
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.681        4.681        4.674        4.612        4.590        4.517        4.457
Average Life (Years)                   4.906        4.906        4.899        4.155        3.236        1.846        1.370
Modified Duration                      4.294        4.294        4.289        3.697        2.940        1.732        1.300
First Principal Payment Date        06/25/2009   06/25/2009   04/25/2009   01/25/2008   04/25/2007   02/25/2006   09/25/2005
Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
Principal Payment Window (Months)        1            1           3            18           14           8             6

2-A-6
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.640        4.640        4.640        4.639        4.623        4.577        4.545
Average Life (Years)                   4.906        4.906        4.906        4.906        4.741        3.594        2.843
Modified Duration                      4.299        4.299        4.299        4.299        4.169        3.227        2.590
First Principal Payment Date        06/25/2009   06/25/2009   06/25/2009   06/25/2009   05/25/2008   09/25/2006   02/25/2006
Last Principal Payment Date         06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009   06/25/2009
Principal Payment Window (Months)        1            1           1             1           14           34           41

2-A-7
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%          15%          20%          25%          40%          50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.429        4.457        4.477        4.488        4.493        4.467        4.422
Average Life (Years)                  11.471        7.590        5.457        4.156        3.291        1.892        1.401
Modified Duration                      7.966        5.694        4.332        3.440        2.811        1.710        1.294
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   05/25/2033
Principal Payment Window (Months)       360          360          360          360          360          360          346

Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                            Bond Summary to Maturity

3-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-25                        4.406        4.413       4.405         4.383        4.348       4.163         3.977
Average Life (Years)                  11.801        7.780       5.575         4.234        3.346       1.913         1.413
Modified Duration                      8.145        5.814       4.420         3.506        2.862       1.738         1.314
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   07/25/2034   01/25/2033
Principal Payment Window (Months)       360          360         360           360          360         360           342

4-A-1
----------------------------------------------------------------------------------------------------------------------------
CPR                                     5%           10%         15%           20%          25%         40%           50%
----------------------------------------------------------------------------------------------------------------------------
Yield at 100-00                        4.700        4.767       4.812         4.839        4.850       4.822         4.769
Average Life (Years)                  11.055        7.346       5.301         4.050        3.218       1.864         1.385
Modified Duration                      7.493        5.400       4.141         3.310        2.719       1.674         1.273
First Principal Payment Date        08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004   08/25/2004
Last Principal Payment Date         05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   05/25/2034   04/25/2031
Principal Payment Window (Months)       358          358         358           358          358         358           321

Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                        Collateral Summary   Range (if applicable)
                                                        ------------------   ---------------------
Total Outstanding Loan Balance                             $129,213,120

Total Number of Loans                                               257

Average Loan Principal Balance                                 $502,775      $317,046 to $998,742

WA Gross Coupon                                                   4.645%          3.625% to 6.000%

WA FICO                                                             734                621 to 822

WA Original Term (mos.)                                             357                180 to 360

WA Remaining Term (mos.)                                            356                176 to 360

WA OLTV                                                           71.51%          18.16% to 95.00%

WA Months to First Rate Adjustment Date                        35 months           32 to 36 months

Gross Margin                                                      2.250%

WA Rate Ceiling                                                  10.645%         9.625% to 12.000%

Geographic Concentration of Mortgaged              CA             65.04%
Properties (Top 5 States) based on the Aggregate   IL              5.37%
Stated Principal Balance                           FL              5.21%

                                                   MA              3.40%
                                                   NC              2.10%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Occupancy                               Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                        231       $115,748,260.55        89.58%
Second Home                               23         11,855,254.70         9.17
Investor Property                          3          1,609,604.76         1.25
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Property Type                           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                  162       $ 83,215,092.01        64.40%
PUD-Detached                              49         23,633,925.88        18.29
Condominium                               29         14,163,711.00        10.96
PUD-Attached                               8          3,463,497.95         2.68
2-Family                                   6          3,361,636.91         2.60
3-Family                                   2            919,330.60         0.71
Townhouse                                  1            455,925.66         0.35
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Purpose                                 Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Purchase                                 130       $ 66,941,279.77        51.81%
Refinance-Rate/Term                       73         36,929,092.59        28.58
Refinance-Cashout                         54         25,342,747.65        19.61
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

              Geographical Distribution of the Mortgage Properties
                       of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Geographic Area                         Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                               162       $ 84,038,030.98        65.04%
Illinois                                  14          6,940,340.59         5.37
Florida                                   13          6,731,394.42         5.21
Massachusetts                              9          4,387,380.84         3.40
North Carolina                             6          2,714,194.71         2.10
Colorado                                   6          2,596,472.79         2.01
Arizona                                    5          2,466,536.14         1.91
Washington                                 5          2,349,905.83         1.82
Virginia                                   5          2,006,531.53         1.55
District of Columbia                       3          1,542,255.14         1.19
Maryland                                   4          1,484,300.33         1.15
Wisconsin                                  2          1,334,318.06         1.03
Oregon                                     2          1,294,137.08         1.00
South Carolina                             3          1,203,455.93         0.93
Missouri                                   2            938,675.75         0.73
New York                                   2            870,423.66         0.67
Nevada                                     2            820,541.09         0.64
New Jersey                                 1            791,579.34         0.61
Hawaii                                     1            649,379.00         0.50
Rhode Island                               1            500,000.00         0.39
Georgia                                    1            459,380.36         0.36
Idaho                                      1            450,695.14         0.35
Pennsylvania                               1            447,396.53         0.35
New Mexico                                 1            399,461.18         0.31
Ohio                                       1            370,000.00         0.29
Minnesota                                  1            369,534.48         0.29
Connecticut                                1            360,000.00         0.28
Texas                                      1            357,300.00         0.28
Utah                                       1            339,499.11         0.26
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) As of the Cut-Off Date, no more than approximately 1.61% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                                % of
                                                      Aggregate            Cut-Off Date
                                      Number Of   Stated Principal        Pool Principal
                                       Mortgage     Balance as of    Balance of the California
California State Distribution           Loans       Cut-Off Date         Mortgage Loans
----------------------------------------------------------------------------------------------
Northern California                       98       $51,097,991.06            60.80%
Southern California                       64        32,940,039.92            39.20
----------------------------------------------------------------------------------------------
Total:                                   162       $84,038,030.98           100.00%
==============================================================================================

  Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                  Mortgage     Balance as of    Pool Principal
Principal Balances ($)                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
300,000.01 - 350,000.00                   11       $  3,760,546.54         2.91%
350,000.01 - 400,000.00                   61         23,072,082.69        17.86
400,000.01 - 450,000.00                   44         18,910,856.66        14.64
450,000.01 - 500,000.00                   50         23,732,845.69        18.37
500,000.01 - 550,000.00                   16          8,373,406.45         6.48
550,000.01 - 600,000.00                   23         13,181,883.45        10.20
600,000.01 - 650,000.00                   13          8,168,205.52         6.32
650,000.01 - 700,000.00                    8          5,468,666.35         4.23
700,000.01 - 750,000.00                   18         13,089,429.98        10.13
750,000.01 - 800,000.00                    3          2,349,617.37         1.82
800,000.01 - 850,000.00                    3          2,474,729.11         1.92
850,000.01 - 900,000.00                    3          2,647,416.38         2.05
950,000.01 - 1,000,000.00                  4          3,983,433.82         3.08
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $502,775.

Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

         Original Loan-To-Value Ratios of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value                 Mortgage     Balance as of    Pool Principal
      Ratios (%)                        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
15.01 - 20.00                              1       $    997,623.65         0.77%
20.01 - 25.00                              1            704,222.71         0.55
30.01 - 35.00                              3          1,770,667.77         1.37
35.01 - 40.00                              2          1,193,098.94         0.92
40.01 - 45.00                              4          2,111,221.28         1.63
45.01 - 50.00                              7          4,237,938.43         3.28
50.01 - 55.00                              6          2,698,538.21         2.09
55.01 - 60.00                             11          6,025,688.83         4.66
60.01 - 65.00                             15          7,514,082.32         5.82
65.01 - 70.00                             33         17,584,166.24        13.61
70.01 - 75.00                             35         16,833,204.56        13.03
75.01 - 80.00                            133         64,942,220.44        50.26
80.01 - 85.00                              1            407,486.67         0.32
85.01 - 90.00                              2            957,500.00         0.74
90.01 - 95.00                              3          1,235,459.96         0.96
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 71.51%.

        Current Mortgage Interest Rates of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)             Loans       Cut-Off Date          Balance
-----------------------------------------------------------------------------------
3.501 - 3.750                              8       $  4,940,879.88         3.82%
3.751 - 4.000                             19          9,700,241.48         7.51
4.001 - 4.250                             24         12,046,475.89         9.32
4.251 - 4.500                             52         25,038,207.79        19.38
4.501 - 4.750                             62         32,612,650.74        25.24
4.751 - 5.000                             50         24,078,432.96        18.63
5.001 - 5.250                             28         13,441,162.55        10.40
5.251 - 5.500                             13          6,530,890.02         5.05
5.751 - 6.000                              1            824,178.70         0.64
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 4.645% per annum.

Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 1 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Gross Margin (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                    257       $129,213,120.01       100.00%
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

                Rate Ceilings of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Rate Ceilings (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
9.001 - 10.000                            27       $ 14,641,121.36        11.33%
10.001 - 11.000                          188         93,775,767.38        72.57
11.001 - 12.000                           42         20,796,231.27        16.09
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 10.645% per annum.

         First Rate Adjustment Date of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
     First Rate Adjustment Date         Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
March 1, 2007                              2       $  1,134,162.83         0.88%
April 1, 2007                              1            317,046.03         0.25
May 1, 2007                                6          3,040,305.96         2.35
June 1, 2007                             169         86,870,916.55        67.23
July 1, 2007                              79         37,850,688.64        29.29
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                 Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
161 - 180                                  2       $  1,348,501.84         1.04%
221 - 240                                  1            700,000.00         0.54
281 - 300                                  1            481,827.12         0.37
341 - 360                                253        126,682,791.05        98.04
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 356 months.

        Credit Scoring of Mortgagors of the Group 1 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Credit Scores                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                 11       $  5,246,529.99         4.06%
751 - 800                                 96         49,598,071.49        38.38
701 - 750                                 85         42,020,508.44        32.52
651 - 700                                 51         25,824,283.39        19.99
601 - 650                                 13          6,003,197.78         4.65
Not Scored                                 1            520,528.92         0.40
-----------------------------------------------------------------------------------
Total:                                   257       $129,213,120.01       100.00%
===================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of jumbo balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 61.07% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or
(ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.65% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary    Range (if applicable)
                                          ------------------   ----------------------
Total Outstanding Loan Balance               $631,543,066
Total Number of Loans                               1,175
Average Loan Principal Balance               $    537,483      $328,400 to $1,500,000
WA Gross Coupon                                     5.046%            3.000% to 6.875%
WA FICO                                               734                  621 to 823
WA Original Term (mos.)                               358                  120 to 360
WA Remaining Term (mos.)                              357                  119 to 360
WA OLTV                                             70.88%            17.13% to 95.00%
WA Months to First Rate Adjustment Date         59 months             56 to 60 months
Gross Margin                                        2.250%
WA Rate Ceiling                                    10.046%           8.000% to 11.875%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   60.39%
Properties (Top 5 States) based on the Aggregate   FL    8.16%
Stated Principal Balance                           VA    4.09%
                                                   IL    2.59%
                                                   SC    2.39%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
             Occupancy                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                       1,043      $559,906,022.26        88.66%
Second Home                               115        64,211,417.11        10.17
Investor Property                          17         7,425,626.32         1.18
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
           Property Type                Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                   722      $398,754,510.68        63.14%
PUD-Detached                              261       139,209,720.79        22.04
Condominium                               154        76,543,092.44        12.12
PUD-Attached                               27        11,917,040.65         1.89
Townhouse                                   5         2,047,200.00         0.32
2-Family                                    4         1,856,000.00         0.29
4-Family                                    1           794,109.16         0.13
Cooperative                                 1           421,391.97         0.07
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

               Mortgage Loan Purpose of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage      Balance as of    Pool Principal
               Purpose                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Purchase                                  677      $367,495,999.51         58.19%
Refinance-Rate/Term                       291       159,518,350.71         25.26
Refinance-Cashout                         207       104,528,715.47         16.55
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69        100.00%
===================================================================================

Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                          Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage      Balance as of    Pool Principal
       Geographic Area                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                                708      $381,379,726.13         60.39%
Florida                                    98        51,516,707.98          8.16
Virginia                                   52        25,858,885.02          4.09
Illinois                                   27        16,359,078.12          2.59
South Carolina                             24        15,105,662.79          2.39
Maryland                                   32        14,411,757.28          2.28
Nevada                                     25        12,746,731.84          2.02
North Carolina                             24        12,588,890.84          1.99
Texas                                      22        12,031,518.80          1.91
Washington                                 19        10,304,988.40          1.63
Georgia                                    21        10,246,604.24          1.62
Arizona                                    14         8,263,528.75          1.31
District of Columbia                       16         7,914,628.53          1.25
Massachusetts                              12         7,886,884.92          1.25
Colorado                                   12         6,629,163.28          1.05
Minnesota                                  10         5,435,622.88          0.86
Tennessee                                  10         4,581,438.72          0.73
Idaho                                       4         3,403,834.64          0.54
Hawaii                                      4         2,818,492.02          0.45
New Jersey                                  6         2,724,039.83          0.43
New York                                    4         2,282,386.54          0.36
Missouri                                    3         1,978,623.16          0.31
Connecticut                                 4         1,951,950.00          0.31
Michigan                                    3         1,887,430.82          0.30
Pennsylvania                                2         1,720,000.00          0.27
Oregon                                      4         1,706,786.86          0.27
Wisconsin                                   2         1,376,000.00          0.22
Delaware                                    2           905,690.00          0.14
Montana                                     1           892,500.00          0.14
Utah                                        2           792,000.00          0.13
New Mexico                                  1           640,000.00          0.10
Indiana                                     1           563,752.64          0.09
Kansas                                      1           552,200.00          0.09
Ohio                                        1           475,000.00          0.08
Vermont                                     1           451,920.00          0.07
Alabama                                     1           413,100.00          0.07
Oklahoma                                    1           397,820.58          0.06
West Virginia                               1           347,720.08          0.06
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69        100.00%
===================================================================================

(1) As of the Cut-Off Date, no more than approximately 0.94% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                                % of
                                                      Aggregate            Cut-Off Date
                                      Number Of   Stated Principal       Pool Principal
                                       Mortgage     Balance as of    Balance of the California
   California State Distribution        Loans       Cut-Off Date         Mortgage Loans
----------------------------------------------------------------------------------------------
Southern California                      370       $203,059,633.48             53.24%
Northern California                      338        178,320,092.65             46.76
----------------------------------------------------------------------------------------------
Total:                                   708       $381,379,726.13            100.00%
==============================================================================================

  Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
       Current Mortgage Loan          Mortgage      Balance as of    Pool Principal
       Principal Balances ($)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
300,000.01 - 350,000.00                    67      $ 22,931,128.19          3.63%
350,000.01 - 400,000.00                   246        93,057,985.73         14.74
400,000.01 - 450,000.00                   187        79,995,349.05         12.67
450,000.01 - 500,000.00                   176        84,234,695.27         13.34
500,000.01 - 550,000.00                   114        59,956,294.44          9.49
550,000.01 - 600,000.00                    97        56,214,729.71          8.90
600,000.01 - 650,000.00                    59        37,224,854.31          5.89
650,000.01 - 700,000.00                    54        36,490,424.07          5.78
700,000.01 - 750,000.00                    30        22,035,250.68          3.49
750,000.01 - 800,000.00                    28        21,927,783.90          3.47
800,000.01 - 850,000.00                    16        13,145,104.69          2.08
850,000.01 - 900,000.00                    25        21,958,779.52          3.48
900,000.01 - 950,000.00                    15        13,891,994.32          2.20
950,000.01 - 1,000,000.00                  31        30,662,724.12          4.86
1,000,000.01 - 1,500,000.00                30        37,815,967.69          5.99
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69        100.00%
===================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $537,483.

Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage      Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)       Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
15.01 - 20.00                               1      $    376,800.00          0.06%
20.01 - 25.00                               5         2,842,792.89          0.45
25.01 - 30.00                               9         6,139,099.67          0.97
30.01 - 35.00                              14         7,161,700.02          1.13
35.01 - 40.00                              20        10,979,238.32          1.74
40.01 - 45.00                              26        14,497,108.28          2.30
45.01 - 50.00                              36        21,165,004.26          3.35
50.01 - 55.00                              35        21,704,372.71          3.44
55.01 - 60.00                              51        30,851,588.41          4.89
60.01 - 65.00                              78        45,517,095.67          7.21
65.01 - 70.00                             113        61,625,862.40          9.76
70.01 - 75.00                             136        76,436,736.25         12.10
75.01 - 80.00                             609       314,501,121.48         49.80
80.01 - 85.00                               3         1,285,500.00          0.20
85.01 - 90.00                              29        12,516,622.56          1.98
90.01 - 95.00                              10         3,942,422.77          0.62
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69        100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 70.88%.

Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate             % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.751 - 3.000                               2      $    899,054.52         0.14%
3.251 - 3.500                               4         1,479,799.18         0.23
3.501 - 3.750                               9         5,411,872.61         0.86
3.751 - 4.000                              27        14,557,100.42         2.31
4.001 - 4.250                              63        35,155,022.46         5.57
4.251 - 4.500                             105        55,691,101.37         8.82
4.501 - 4.750                             122        63,630,828.91        10.08
4.751 - 5.000                             228       123,263,401.63        19.52
5.001 - 5.250                             258       139,689,684.18        22.12
5.251 - 5.500                             209       112,339,018.03        17.79
5.501 - 5.750                             106        54,390,186.70         8.61
5.751 - 6.000                              34        18,537,843.66         2.94
6.001 - 6.250                               3         1,240,000.00         0.20
6.251 - 6.500                               1           410,628.45         0.07
6.501 - 6.750                               2         2,039,523.57         0.32
6.751 - 7.000                               2         2,808,000.00         0.44
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 5.046% per annum.

                   Gross Margins of the Group 2 Mortgage Loans

-----------------------------------------------------------------------------------
                                                     Aggregate             % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Gross Margin (%)                        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                   1,175      $631,543,065.69       100.00%
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                Rate Ceilings of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate             % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                       Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
7.001 - 8.000                               2      $    899,054.52         0.14%
8.001 - 9.000                              40        21,448,772.21         3.40
9.001 - 10.000                            518       277,740,354.37        43.98
10.001 - 11.000                           607       324,956,732.57        51.45
11.001 - 12.000                             8         6,498,152.02         1.03
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.046% per annum.

         First Rate Adjustment Date of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate             % of
                                      Number of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Rate Ceilings (%)                       Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
March 1, 2009                               3      $  2,485,372.73         0.39%
April 1, 2009                               8         3,922,695.99         0.62
May 1, 2009                                24        13,018,396.01         2.06
June 1, 2009                              755       405,017,800.73        64.13
July 1, 2009                              385       207,098,800.23        32.79
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate             % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                 Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
101 - 120                                   1      $    385,715.07         0.06%
161 - 180                                   6         4,324,081.17         0.68
221 - 240                                   4         1,796,843.30         0.28
281 - 300                                   2           817,214.51         0.13
341 - 360                               1,162       624,219,211.64        98.84
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 357 months.

        Credit Scoring of Mortgagors of the Group 2 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate             % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
          Credit Scores                 Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                  32      $ 16,727,956.56         2.65%
751 - 800                                 457       250,535,859.81        39.67
701 - 750                                 394       211,400,741.30        33.47
651 - 700                                 226       116,442,712.62        18.44
601 - 650                                  61        32,686,389.34         5.18
Not Scored                                  5         3,749,406.06         0.59
-----------------------------------------------------------------------------------
Total:                                  1,175      $631,543,065.69       100.00%
===================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of conforming balance 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. All of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either
(i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Approximately 0.22% of the Group 3 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                          Collateral Summary   Range (if applicable)
                                          ------------------   ---------------------
Total Outstanding Loan Balance               $208,702,441
Total Number of Loans                                 974
Average Loan Principal Balance               $    214,274       $14,957 to $333,700
WA Gross Coupon                                     5.032%          3.625% to 6.000%
WA FICO                                               734                620 to 817
WA Original Term (mos.)                               360                       360
WA Remaining Term (mos.)                              359                356 to 360
WA OLTV                                             71.41%          13.46% to 95.00%
WA Months to First Rate Adjustment Date         59 months           56 to 60 months
Gross Margin                                        2.250%
WA Rate Ceiling                                    10.032%         8.625% to 11.000%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Geographic Concentration of Mortgaged              CA   36.91%
Properties (Top 5 States) based on the Aggregate   FL   15.25%
Stated Principal Balance                           VA    6.43%
                                                   NV    5.66%
                                                   GA    5.47%
--------------------------------------------------------------------------------

      Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Occupancy                           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                         780      $170,863,975.15        81.87%
Second Home                               139        27,830,365.92        13.33
Investor Property                          55        10,008,100.00         4.80
-----------------------------------------------------------------------------------
Total:                                    974      $208,702,441.07       100.00%
===================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
     Property Type                      Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                   537      $115,459,174.23        55.32%
Condominium                               214        45,644,384.00        21.87
PUD-Detached                              165        35,751,891.18        17.13
PUD-Attached                               44         9,375,861.00         4.49
Townhouse                                  14         2,471,130.66         1.18
-----------------------------------------------------------------------------------
Total:                                    974      $208,702,441.07       100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
      Purpose                           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Purchase                                  528      $111,653,752.14        53.50%
Refinance-Rate/Term                       240        48,982,918.72        23.47
Refinance-Cashout                         206        48,065,770.21        23.03
-----------------------------------------------------------------------------------
Total:                                    974      $208,702,441.07       100.00%
===================================================================================

Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

  Geographical Distribution of the Mortgage Properties of the Group 3 Mortgage
                                   Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
     Geographic Area                    Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                                310      $ 77,030,770.82        36.91%
Florida                                   159        31,824,566.54        15.25
Virginia                                   57        13,413,418.00         6.43
Nevada                                     56        11,807,719.00         5.66
Georgia                                    58        11,413,210.84         5.47
Arizona                                    55         9,629,974.98         4.61
South Carolina                             51         9,563,793.49         4.58
North Carolina                             35         6,445,115.36         3.09
Maryland                                   24         6,070,157.53         2.91
Colorado                                   22         4,881,147.86         2.34
Washington                                 23         4,635,403.00         2.22
Texas                                      21         3,112,471.09         1.49
Illinois                                   11         2,156,351.64         1.03
District of Columbia                        9         2,049,578.58         0.98
Minnesota                                  10         1,968,183.34         0.94
Oregon                                     11         1,708,494.00         0.82
Missouri                                    7         1,102,977.00         0.53
Michigan                                    4           813,400.00         0.39
Tennessee                                   6           810,755.00         0.39
Connecticut                                 4           804,000.00         0.39
Massachusetts                               3           731,100.00         0.35
Vermont                                     3           704,000.00         0.34
Arkansas                                    5           702,903.00         0.34
Wisconsin                                   4           697,920.00         0.33
New York                                    3           685,000.00         0.33
Indiana                                     2           518,320.00         0.25
Iowa                                        3           475,720.00         0.23
Maine                                       2           422,000.00         0.20
Louisiana                                   2           293,000.00         0.14
Alabama                                     2           292,920.00         0.14
Hawaii                                      2           280,000.00         0.13
Kansas                                      2           278,800.00         0.13
Idaho                                       1           274,000.00         0.13
Wyoming                                     1           250,000.00         0.12
New Hampshire                               1           231,920.00         0.11
Montana                                     1           206,250.00         0.10
Utah                                        2           152,100.00         0.07
Rhode Island                                1           140,000.00         0.07
New Mexico                                  1           125,000.00         0.06
-----------------------------------------------------------------------------------
Total:                                    974      $208,702,441.07       100.00%
===================================================================================

(1) As of the Cut-Off Date, no more than approximately 0.69% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
California State Distribution           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Southern California                       162      $40,670,986.06         52.80%
Northern California                       148       36,359,784.76         47.20
-----------------------------------------------------------------------------------
Total:                                    310      $77,030,770.82        100.00%
===================================================================================

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Current Mortgage Loan                  Mortgage     Balance as of    Pool Principal
Principal Balances ($)                  Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
0.01 - 50,000.00                            3      $     87,357.29         0.04%
50,000.01 - 100,000.00                     55         4,675,318.11         2.24
100,000.01 - 150,000.00                   170        21,656,789.72        10.38
150,000.01 - 200,000.00                   210        37,164,258.83        17.81
200,000.01 - 250,000.00                   194        44,124,994.70        21.14
250,000.01 - 300,000.00                   199        55,204,997.17        26.45
300,000.01 - 350,000.00                   143        45,788,725.25        21.94
-----------------------------------------------------------------------------------
Total:                                    974      $208,702,441.07       100.00%
===================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $214,274.

Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
Original Loan-To-Value                 Mortgage     Balance as of    Pool Principal
Ratios (%)                              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
10.01 - 15.00                               3      $    310,587.55         0.15%
15.01 - 20.00                               4           528,575.00         0.25
20.01 - 25.00                              10         1,875,625.37         0.90
25.01 - 30.00                               9         1,295,342.45         0.62
30.01 - 35.00                              14         2,332,604.97         1.12
35.01 - 40.00                              18         4,192,383.46         2.01
40.01 - 45.00                              29         6,043,802.13         2.90
45.01 - 50.00                              38         8,336,649.98         3.99
50.01 - 55.00                              36         7,241,941.04         3.47
55.01 - 60.00                              40         8,661,534.47         4.15
60.01 - 65.00                              56        13,013,594.38         6.24
65.01 - 70.00                              82        19,286,354.25         9.24
70.01 - 75.00                              95        20,948,928.69        10.04
75.01 - 80.00                             435        94,325,924.41        45.20
80.01 - 85.00                              11         1,870,740.98         0.90
85.01 - 90.00                              41         8,420,636.94         4.03
90.01 - 95.00                              53        10,017,215.00         4.80
-----------------------------------------------------------------------------------
Total:                                    974      $208,702,441.07       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 71.41%.

Banc of America Securities LLC                                                40
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Mortgage Interest Rates (%)             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
3.501 - 3.750                              3       $    511,370.94         0.25%
3.751 - 4.000                             23          5,015,150.80         2.40
4.001 - 4.250                             60         13,197,538.13         6.32
4.251 - 4.500                             84         17,574,452.47         8.42
4.501 - 4.750                            117         23,984,312.18        11.49
4.751 - 5.000                            186         39,994,520.50        19.16
5.001 - 5.250                            220         48,278,657.99        23.13
5.251 - 5.500                            162         35,524,051.51        17.02
5.501 - 5.750                             81         17,112,221.55         8.20
5.751 - 6.000                             38          7,510,165.00         3.60
-----------------------------------------------------------------------------------
Total:                                   974       $208,702,441.07       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 5.032% per annum.

                   Gross Margins of the Group 3 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Gross Margin (%)                         Loans      Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                    974       $208,702,441.07       100.00%
-----------------------------------------------------------------------------------
Total:                                   974       $208,702,441.07       100.00%
===================================================================================

Banc of America Securities LLC                                                41
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                 Rate Ceilings of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Rate Ceilings (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
8.001 - 9.000                             26       $  5,526,521.74         2.65%
9.001 - 10.000                           447         94,750,823.28        45.40
10.001 - 11.000                          501        108,425,096.05        51.95
-----------------------------------------------------------------------------------
Total:                                   974       $208,702,441.07       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.032% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
First Rate Adjustment Date               Loans      Cut-Off Date         Balance
-----------------------------------------------------------------------------------
March 1, 2009                              3       $    581,223.07         0.28%
April 1, 2009                             13          3,042,798.74         1.46
May 1, 2009                               92         18,967,769.34         9.09
June 1, 2009                             586        125,875,373.37        60.31
July 1, 2009                             280         60,235,276.55        28.86
-----------------------------------------------------------------------------------
Total:                                   974       $208,702,441.07       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 59 months.

Banc of America Securities LLC                                                42
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Remaining Term (Months)                  Loans      Cut-Off Date         Balance
-----------------------------------------------------------------------------------
341 - 360                                974       $208,702,441.07       100.00%
-----------------------------------------------------------------------------------
Total:                                   974       $208,702,441.07       100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 359 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
Credit Scores                            Loans      Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                 46       $  8,075,833.82         3.87%
751 - 800                                386         82,847,948.27        39.70
701 - 750                                297         63,751,727.32        30.55
651 - 700                                188         41,510,503.43        19.89
601 - 650                                 57         12,516,428.23         6.00
-----------------------------------------------------------------------------------
Total:                                   974       $208,702,441.07       100.00%
===================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                43
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                         Collateral Summary    Range (if applicable)
                                                         ------------------   ----------------------
Total Outstanding Loan Balance                              $44,185,570
Total Number of Loans                                                86
Average Loan Principal Balance                              $   513,786       $334,449 to $1,094,909
WA Gross Coupon                                                   5.343%             4.000% to 6.500%
WA FICO                                                             739                   623 to 819
WA Original Term (mos.)                                             357            240 to 360 months
WA Remaining Term (mos.)                                            356            240 to 360 months
WA OLTV                                                           68.80%             24.45% to 80.00%
WA Months to First Adjustment Date                                   83              74 to 84 months
Gross Margin                                                      2.250%
WA Rate Ceiling                                                  10.343%            9.000% to 11.500%
Geographic Concentration of Mortgaged Properties   CA             39.66%
   (Top 5 States) based on the Aggregate Stated    VA              8.08%
   Principal Balance                               FL              7.21%
                                                   IL              6.09%
                                                   TX              6.04%

--------------------------------------------------------------------------------

Banc of America Securities LLC                                                44
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
     Occupancy                           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Primary Residence                         81       $42,194,449.90         95.49%
Investor Property                          3         1,194,609.59          2.70
Second Home                                2           796,510.22          1.80
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Property Type                        Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Single Family Residence                   59       $30,128,002.05         68.19%
PUD-Detached                              15         7,497,537.05         16.97
Condominium                                9         5,203,747.52         11.78
PUD-Attached                               1           480,000.00          1.09
Cooperative                                1           476,283.09          1.08
Townhouse                                  1           400,000.00          0.91
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

               Mortgage Loan Purpose of the Group 4 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Purpose                              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
Purchase                                  46       $25,042,615.78         56.68%
Refinance-Rate/Term                       21        10,332,685.42         23.38
Refinance-Cashout                         19         8,810,268.51         19.94
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

Banc of America Securities LLC                                                45
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

           Geographical Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage      Balance as of    Pool Principal
           Geographic Area              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
California                                33       $17,522,013.94         39.66%
Virginia                                   8         3,571,323.16          8.08
Florida                                    7         3,185,376.29          7.21
Illinois                                   5         2,689,523.88          6.09
Texas                                      5         2,667,315.10          6.04
New York                                   3         2,028,643.56          4.59
Georgia                                    4         1,734,096.15          3.92
Maryland                                   3         1,613,940.31          3.65
Missouri                                   2         1,561,615.95          3.53
District of Columbia                       3         1,541,890.01          3.49
Washington                                 3         1,512,064.13          3.42
North Carolina                             3         1,463,579.81          3.31
Colorado                                   2           790,000.00          1.79
Arizona                                    1           633,672.31          1.43
Connecticut                                1           569,315.11          1.29
New Jersey                                 1           390,000.00          0.88
South Carolina                             1           372,000.00          0.84
Oregon                                     1           339,200.00          0.77
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) As of the Cut-Off Date, no more than approximately 2.67% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

Banc of America Securities LLC                                                46
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

----------------------------------------------------------------------------------------------
                                                                                % of
                                                      Aggregate            Cut-Off Date
                                      Number Of   Stated Principal       Pool Principal
                                       Mortgage     Balance as of    Balance of the California
   California State Distribution        Loans       Cut-Off Date         Mortgage Loans
----------------------------------------------------------------------------------------------
Southern California                       21       $11,151,798.95              63.64%
Northern California                       12         6,370,214.99              36.36
----------------------------------------------------------------------------------------------
Total:                                    33       $17,522,013.94             100.00%
==============================================================================================

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                     Aggregate            % of
                                      Number Of   Stated Principal    Cut-Off Date
      Current Mortgage Loan           Mortgage      Balance as of    Pool Principal
      Principal Balances ($)            Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
300,000.01 - 350,000.00                    5       $ 1,703,506.34          3.86%
350,000.01 - 400,000.00                   24         9,077,677.33         20.54
400,000.01 - 450,000.00                   10         4,251,540.55          9.62
450,000.01 - 500,000.00                   13         6,136,653.26         13.89
500,000.01 - 550,000.00                    8         4,217,361.86          9.54
550,000.01 - 600,000.00                    8         4,558,556.01         10.32
600,000.01 - 650,000.00                    5         3,179,254.27          7.20
650,000.01 - 700,000.00                    3         2,013,506.00          4.56
700,000.01 - 750,000.00                    2         1,460,000.00          3.30
750,000.01 - 800,000.00                    2         1,553,413.52          3.52
950,000.01 - 1,000,000.00                  5         4,939,191.65         11.18
1,000,000.01 - 1,500,000.00                1         1,094,908.92          2.48
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $513,786.

Banc of America Securities LLC                                                47
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                      Mortgage      Balance as of    Pool Principal
Original Loan-To-Value Ratios (%)       Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
20.01 - 25.00                              1       $   354,048.54          0.80%
25.01 - 30.00                              2         1,016,730.21          2.30
30.01 - 35.00                              2         1,070,256.38          2.42
35.01 - 40.00                              1           470,975.00          1.07
40.01 - 45.00                              1           664,214.17          1.50
45.01 - 50.00                              4         1,601,446.40          3.62
50.01 - 55.00                              2         1,028,872.61          2.33
55.01 - 60.00                              6         3,546,521.98          8.03
60.01 - 65.00                              6         2,871,443.28          6.50
65.01 - 70.00                              9         4,924,451.07         11.14
70.01 - 75.00                              9         4,520,367.00         10.23
75.01 - 80.00                             43        22,116,243.07         50.05
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 68.80%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
    Mortgage Interest Rates (%)         Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
3.751 - 4.000                              1       $   415,827.65          0.94%
4.001 - 4.250                              4         2,027,697.64          4.59
4.251 - 4.500                              6         2,982,628.14          6.75
4.501 - 4.750                              4         1,946,554.05          4.41
4.751 - 5.000                             11         6,340,051.11         14.35
5.001 - 5.250                              8         4,239,298.31          9.59
5.251 - 5.500                             15         8,639,657.82         19.55
5.501 - 5.750                             17         7,884,447.66         17.84
5.751 - 6.000                             16         7,913,950.86         17.91
6.001 - 6.250                              3         1,415,800.00          3.20
6.251 - 6.500                              1           379,656.47          0.86
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 5.343%.

Banc of America Securities LLC                                                48
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

                   Gross Margins of the Group 4 Mortgage Loans

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Gross Margins (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
2.250                                     86       $44,185,569.71        100.00%
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

                Rate Ceilings of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
         Rate Ceilings (%)              Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
8.001 - 9.000                              1       $   415,827.65          0.94%
9.001 - 10.000                            25        13,296,930.94         30.09
10.001 - 11.000                           56        28,677,354.65         64.90
11.001 - 12.000                            4         1,795,456.47          4.06
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.343% per annum.

         First Rate Adjustment Date of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
      First Adjustment Date             Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
September 1, 2010                          2       $   750,276.26          1.70%
October 1, 2010                            2         1,179,064.95          2.67
January 1, 2011                            1           591,756.53          1.34
May 1, 2011                                6         2,759,696.84          6.25
June 1, 2011                              48        25,611,364.13         57.96
July 1, 2011                              27        13,293,411.00         30.09
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average months to first Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 83 months.

Banc of America Securities LLC                                                49
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2004-G $981,205,000 (approximate)
--------------------------------------------------------------------------------

               Remaining Terms of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
      Remaining Term (Months)           Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
221 - 240                                  1       $   677,500.00          1.53%
281 - 300                                  1           562,817.50          1.27
341 - 360                                 84        42,945,252.21         97.19
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 356 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans/(1)/

-----------------------------------------------------------------------------------
                                                      Aggregate           % of
                                      Number Of   Stated Principal    Cut-Off Date
                                       Mortgage     Balance as of    Pool Principal
            Credit Scores               Loans       Cut-Off Date         Balance
-----------------------------------------------------------------------------------
801 - 850                                  6       $ 3,011,828.16          6.82%
751 - 800                                 35        20,169,003.67         45.65
701 - 750                                 24        11,671,909.79         26.42
651 - 700                                 12         5,153,566.86         11.66
601 - 650                                  9         4,179,261.23          9.46
-----------------------------------------------------------------------------------
Total:                                    86       $44,185,569.71        100.00%
===================================================================================

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC                                                50
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.